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                                                                   EXHIBIT 10.23



                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT


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                                TABLE OF CONTENTS

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ARTICLE I. PURPOSES...............................................................................................1

ARTICLE II. CERTAIN DEFINITIONS...................................................................................1
   2.1   "Accrued Obligations"....................................................................................1
   2.2   "Agreement Term".........................................................................................1
   2.3   "Affiliate"..............................................................................................2
   2.4   "Article"................................................................................................2
   2.5   "Beneficial Owner".......................................................................................2
   2.6   "Board"..................................................................................................2
   2.7   "Cause"..................................................................................................2
   2.8   "Change of Control"......................................................................................2
   2.9   "Code"...................................................................................................3
   2.10   "Deferral Plan".........................................................................................3
   2.11   "Disability"............................................................................................4
   2.12   "Effective Date"........................................................................................4
   2.13   "Good Reason" has the meaning defined for that term in Section 4.4(b)...................................4
   2.14   "Gross-up Payment"......................................................................................4
   2.15   "Growth Transaction"....................................................................................4
   2.16   "Imminent Control Change Date"..........................................................................4
   2.17   "IRS"...................................................................................................4
   2.18   "1934 Act"..............................................................................................4
   2.19   "Notice of Termination".................................................................................4
   2.20   "Plans".................................................................................................5
   2.21   "Policies"..............................................................................................5
   2.22   "Post-Change Period"  ..................................................................................5
   2.23   "Present Value".........................................................................................5
   2.24   "SEC" means the Securities and Exchange Commission......................................................5
   2.25   "Section" ..............................................................................................5
   2.26   "SERP"..................................................................................................5
   2.27   "Shareholder Agreement".................................................................................5
   2.28   "Subsidiary"............................................................................................5
   2.29   "Termination Date"......................................................................................5
   2.30   "Transaction Owner".....................................................................................6
   2.31   "Voting Securities".....................................................................................6

ARTICLE III. POST-CHANGE PERIOD PROTECTIONS.......................................................................6
   3.1   General..................................................................................................6
   3.2   Position and Duties......................................................................................6
   3.3   Compensation.............................................................................................7
   3.4   Pro-Rata Bonus Payment..................................................................................10
   3.5   Equity Awards Vesting...................................................................................10
   3.6   Nonqualified Deferred Compensation......................................................................10
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                                TABLE OF CONTENTS
                                  (CONTINUED)

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ARTICLE IV. TERMINATION OF EMPLOYMENT............................................................................11
   4.1   Disability..............................................................................................11
   4.2   Death...................................................................................................11
   4.3   Cause...................................................................................................11
   4.4   Good Reason.............................................................................................13

ARTICLE V. OBLIGATIONS OF THE COMPANY UPON TERMINATION...........................................................15
   5.1   If  by the Executive for Good Reason or by the Company Other Than for Cause or Disability...............15
   5.2   If by the Company for Cause.............................................................................17
   5.3   If by the Executive Other Than for Good Reason..........................................................17
   5.4   If by the Company for Disability........................................................................17
   5.5   If upon Death.  ........................................................................................17

ARTICLE VI. NON-EXCLUSIVITY OF RIGHTS............................................................................18
   6.1   Waiver of Other Severance Rights........................................................................18
   6.2   Other Rights............................................................................................18

ARTICLE VII. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY..........................................................18
   7.1   Gross-up for Certain Taxes..............................................................................18
   7.2   Determination by the Executive..........................................................................18
   7.3   Additional Gross-up Amounts.............................................................................19
   7.4   Gross-up Multiple.......................................................................................19
   7.5   Opinion of Counsel......................................................................................20
   7.6   Amount Increased or Contested...........................................................................20
   7.7   Refunds.................................................................................................21

ARTICLE VIII. EXPENSES AND INTEREST..............................................................................21
   8.1   Legal Fees and Other Expenses...........................................................................21
   8.2   Interest................................................................................................22

ARTICLE IX. NO SET-OFF OR MITIGATION.............................................................................22
   9.1   No Set-off or Defenses by Company.......................................................................22
   9.2   No Mitigation...........................................................................................23

ARTICLE X. CONFIDENTIALITY AND NONCOMPETITION....................................................................23
   10.1   Confidentiality.  .....................................................................................23
   10.2   Noncompetition/Nonsolicitation.........................................................................23
   10.3   Remedy.  ..............................................................................................24
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                                TABLE OF CONTENTS
                                  (CONTINUED)
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ARTICLE XI. MISCELLANEOUS........................................................................................24
   11.1   No Assignability.......................................................................................24
   11.2   Successors.............................................................................................25
   11.3   Payments to Beneficiary................................................................................25
   11.4   Non-alienation of Benefits.............................................................................25
   11.5   Severability...........................................................................................25
   11.6   Amendments.............................................................................................25
   11.7   Notices................................................................................................25
   11.8   Counterparts.  ........................................................................................26
   11.9   Governing Law..........................................................................................26
   11.10  Captions...............................................................................................26
   11.11  Tax Withholding........................................................................................26
   11.12  Joint and Several Obligations..........................................................................26
   11.13  No Waiver..............................................................................................26
   11.14  Entire Agreement.......................................................................................26
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                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT


     THIS AGREEMENT dated as of October 13, 2000 is made among CHICAGO BRIDGE & IRON COMPANY N.V. ("CBICNV"), a Netherlands corporation, CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation ("CBIC"), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation ("CBICD" and, together with CBICNV and CBIC, the "Company"), each having its principal place of business in Plainfield, Illinois, and Gerald M. Glenn (the "Executive"), a resident of Illinois.

                                   ARTICLE I.
                                    PURPOSES

     The Supervisory Board of CBICNV has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive, despite the possibility or occurrence of a change of control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened change of control, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a change of control which ensure that the expectations of the Executive will be satisfied and are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.

                                  ARTICLE II.
                               CERTAIN DEFINITIONS

     When used in this Agreement, the terms specified below shall have the following meanings:

     2.1 "Accrued Obligations" has the meaning defined for that term in Section 5.3.

     2.2 "Agreement Term" means the period commencing on the date of this Agreement and ending on the date which is thirty-six (36) months following the date of this Agreement ("Expiration Date"); provided, however, that the Agreement Term shall be extended as follows: (a) if neither the Company nor the Executive gives written notice to the other pursuant to Section 11.7 that this Agreement shall not be renewed ("Notice of Nonrenewal") within two years from the date of this Agreement, the Agreement Term shall be extended to an Expiration Date which shall be the first annual anniversary of the date a Notice of Nonrenewal is given; (b) if an Imminent Control Change Date occurs before the Expiration Date (as it may be extended under clause (a) above), then no Notice of Nonrenewal shall thereafter be effective and the Agreement Term shall automatically extend to an Expiration Date which is twelve (12) months after the Imminent Change of Control Date, as further extended under the terms of this clause should another Imminent Change of Control Date occur prior to the Expiration Date as from time to time so extended, and (c) if a Change of Control occurs before the Expiration Date (as extended



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under clause (a) or (b) above or this clause (c)), the Expiration Date shall automatically be extended to the last day of the Post-Change Period as the Post-Change Period may be extended as provided in Section 2.22.

     2.3 "Affiliate" means an "affiliate" or "associate" as those terms are defined in Rule 12b-2 under the 1934 Act.

     2.4 "Article" means an article of this Agreement.

     2.5 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the 1934 Act.

     2.6 "Board" means the Supervisory Board of Chicago Bridge & Iron Company
N.V.

     2.7 "Cause" has the meaning defined for that term in Section 4.3(b).

     2.8 "Change of Control" means, except as otherwise provided below, the occurrence of any of the following:

         (a) any person (as such term is used in Rule 13d-5 of the SEC under the 1934 Act) or group (as such term is defined in Section 13(d) of the 1934
     Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the Beneficial Owner of 25% or more of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD; provided, however, that (i) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 75% of both the common shares or common stock of such corporation and the combined voting power of the Voting Securities of such corporation are then beneficially owned, directly or indirectly, by the persons who were the Beneficial Owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD immediately before such acquisition, in substantially the same proportion as their ownership of the common shares and other Voting Securities of CBICNV, CBIC or CBICD, as the case may be, immediately before such acquisition; and (ii) once a Change of Control occurs under this subsection (a), the occurrence of the next Change of Control (if any) under this subsection (a) shall be determined by reference to a person or group other than the person or group whose acquisition of Beneficial Ownership created such prior Change of Control unless the original person or group has in the meantime ceased to own 25% or more of the common shares of all of CBICNV, CBIC or CBICD or other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of all of CBICNV, CBIC or CBICD; or

         (b) individuals who, as of the date of this Agreement or as of any Effective Date thereafter, are Supervisory Directors of CBICNV (the "Incumbent Directors") cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) any individual who becomes a Supervisory Director after the Effective Date whose binding nomination for election to the Board by the general meeting of shareholders was approved by a vote or written consent of at least 75% of the



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     Supervisory Directors who are then Incumbent Directors shall be considered an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of the SEC under the 1934 Act); and (ii) once a Change of Control occurs under this subsection
     (b), the occurrence of the next Change of Control (if any) under this subsection (b) shall be determined by reference to the individuals who were Incumbent Directors immediately after the Effective Date of such prior Change of Control; or

         (c) approval by the Board, or by the shareholders of CBICNV, CBIC or CBICD, of any of the following:

              (i) a merger, reorganization or consolidation of CBICNV, CBIC or CBICD ("Merger"), other than a Merger after which the individuals and entities who were the respective beneficial owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger beneficially own, directly or indirectly, more than 75% of, respectively, the common shares or common stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger, in substantially the same proportion as their ownership of the common shares or common stock and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger, or

              (ii) a sale or other disposition by any of CBICNV, CBIC or CBICD of all or substantially all of the assets owned by it, or

              (iii) any transaction as a result of which CBICNV would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBIC or as a result of which CBIC would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBICD, unless after either such transaction CBICNV continues to own directly or indirectly substantially all of the pre-transaction assets of both CBIC and CBICD.

         (d) if a Growth Transaction previously occurred, any Transaction Owner individually, or Transaction Owners collectively:

              (i) materially breach(es) any provision of any shareholder agreement to which CBICNV and such Transaction Owner(s) are parties that addresses the governance of CBICNV following the Growth Transaction; or

              (ii) become(s) the Beneficial Owner of more than 66.5% of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing more than 66.5% of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD.

     2.9 "Code" means the Internal Revenue Code of 1986, as amended.

     2.10 "Deferral Plan" has the meaning defined for that term in Section 3.6.



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     2.11 "Disability" has the meaning defined for that term in Section 4.1(b).

     2.12 "Effective Date" means each date on which a Change of Control occurs during the Agreement Term; provided, however, that if the Company terminates the Executive's employment before the date of a Change of Control, and if the Executive reasonably demonstrates that such termination of employment (a) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or (b) otherwise arose in connection with or anticipation of the Change of Control, then "Effective Date" shall mean the date immediately before the date of such termination of employment.

     2.13 "Good Reason" has the meaning defined for that term in Section 4.4(b).

     2.14 "Gross-up Payment" has the meaning defined for that term in Section
7.1.

     2.15 "Growth Transaction" means (i) the acquisition by Wedge Group Incorporated ("WGI"), a Delaware corporation, First Reserve Fund VIII, L.P. ("FRF"), a Delaware limited partnership, or Pitt-Des Moines, Inc. ("PDM"), a Pennsylvania corporation, or their Affiliates, of common shares or other Voting Securities of CBICNV as contemplated by an agreement with CBICNV for the acquisition by CBICNV or an Affiliate of Howe-Baker International, Inc. from WGI (the "HBI Transaction") or for the acquisition of the PDM Engineered Construction Division and Water Division from PDM (the "PDM Transaction"); (ii) the acquisition by a person (other than by public offering) of common shares or other Voting Securities of CBICNV from CBICNV as part of an arrangement for financing the HBI Transaction or the PDM Transaction; (iii) the acquisition by a person of common shares or other Voting Securities of CBICNV from a previous Transaction Owner if the person acquiring such common shares or other Voting Securities is or becomes a party to a Shareholder Agreement with CBICNV that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner; or (iv) a transfer of common shares or other Voting Securities of CBICNV from one Transaction Owner to another Transaction Owner if the acquiring Transaction Owner is subject with respect to such shares or other Voting Securities to either a preexisting Shareholder Agreement between CBICNV and the acquiring Transaction Owner or a Shareholder Agreement that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner. However, a "Growth Transaction" will not include any event described in Section 2.8(d).

     2.16 "Imminent Control Change Date" means any date on which occurs (a) a presentation to the Company's shareholders generally or any of the Company's directors or executive officers of a proposal or offer for a Change of Control, or (b) the public announcement (whether by advertisement, press release, press interview, public statement, SEC filing or otherwise) of a proposal or offer for a Change of Control, or (c) such proposal or offer remains effective and unrevoked.

     2.17 "IRS" means the Internal Revenue Service.

     2.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2.19 "Notice of Termination" means a written notice given in accordance with Section 11.7 which sets forth (a) the specific termination provision in this Agreement relied upon



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by the party giving such notice, (b) in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under such termination provision and (c) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

     2.20 "Plans" means plans, programs, policies or practices of the Company or any of its Subsidiaries.

     2.21 "Policies" means policies, practices or procedures of the Company or any of its Subsidiaries.

     2.22 "Post-Change Period" means the period commencing on each Effective Date and ending on the third annual anniversary of such Effective Date. If a new Change of Control creates a new Effective Date during any current Post-Change Period, the Post-Change Period shall be extended to the third annual anniversary of such new Effective Date; and shall be further extended upon each new Effective Date during the Post-Change Period as extended.

     2.23 "Present Value" means the present value, determined using (a) the actuarial assumptions published by the Pension Benefit Guaranty Corporation ("PBGC") for determining immediate annuity values, as in effect on the first day of the calendar year in which any payment of present value is required, or (b) if no such actuarial assumptions are published by the PBGC, using the mortality assumptions of the UP-84 group mortality table and an interest rate assumption which is the lesser of (i) 75% of the current 30-year Treasury bond rate or (ii) the current 30-year Treasury bond rate minus 150 basis points.

     2.24 "SEC" means the Securities and Exchange Commission.

     2.25 "Section" means, unless the context otherwise requires, a section of this Agreement.

     2.26 "SERP" has the meaning defined for that term in Section 3.6.

     2.27 "Shareholder Agreement" means an agreement between CBICNV and a person that limits the ability of such person and its Affiliates to obtain and exercise control over the management and policies of the CBICNV.

     2.28 "Subsidiary" means a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and any partnership or limited liability company in which the Company or any Subsidiary has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of 50% or more.

     2.29 "Termination Date" means the date of receipt of the Notice of Termination or any later date specified in such notice (which date shall be not more than 15 days after the giving of such notice), as the case may be; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability, then the Termination Date shall be the date of receipt of such Notice of Termination and (b) if the Executive's employment is terminated by reason of death or Disability, then the Termination Date shall be the date of death



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of the Executive or the Disability Effective Date (as defined in Section
4.1(a)), as the case may be.

     2.30 "Transaction Owner" means a person who acquires common shares or other Voting Securities of CBICNV in a Growth Transaction, or any Affiliate of such person.

     2.31 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

                                  ARTICLE III.
                         POST-CHANGE PERIOD PROTECTIONS

     3.1 General. On the Effective Date and during the Post-Change Period thereafter the Company shall make the payments, provide the benefits and fulfill the other obligations required by this Article III. However, if, such Effective Date and Post-Change Period result solely from a Growth Transaction:

         (a) Section 3.3(b) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1, and to the extent provided in Section 4.4(b)(iii) and as modified thereby, in determining the existence of Good Reason;

         (b) clause (ii) of each of Sections 3.3(c) through 3.3(h) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1; but the aggregate value to the Executive of all Plans, fringe benefits and arrangements described in Sections 3.3(c) through 3.3(h) shall not be less favorable, in the aggregate, than the aggregate value to the Executive of such Plans, fringe benefits and arrangements provided by the Company to the Executive or peer executives at any time during the 90-day period immediately before such Effective Date; and

         (c) Except as otherwise agreed to by separate agreement between the Company and the Executive that is more favorable to the Executive, Sections 3.4, 3.5, and 3.6 shall not apply on such Effective Date; but to the extent such vesting or payment is not otherwise required by Section 5.1, Sections 3.4, 3.5 and 3.6, shall apply to the Executive on the Termination Date (as if such Sections referred to the "Termination Date" instead of the "Effective Date") if during the Post-Change Period the Company shall terminate Executive's employment other than for Cause, or if the Executive shall terminate employment for Good Reason, or if employment terminates as a result of Disability or death.

     3.2 Position and Duties.

         (a) During the Post-Change Period, (1) the Executive's position (including offices, titles, reporting requirements and responsibilities), authority and duties shall be at least commensurate in all material respects with the most significant of those held by, exercised by, or assigned to the Executive at any time during the 90-day period immediately before the Effective Date and (2) the Executive's services shall be



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     performed at the location where the Executive was employed immediately before the Effective Date or any other location less than 40 miles from such former location.

         (b) During the Post-Change Period (other than any periods of vacation, sick leave, disability leave or other family or medical leave to which the Executive is entitled), the Executive shall devote his or her full attention and time to the business and affairs of the Company and, to the extent necessary to discharge the duties assigned to the Executive in accordance with this Agreement, shall use his or her best efforts to perform such duties faithfully and efficiently. During the Post-Change Period, the Executive may (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures, fulfill speaking engagements or teach at educational institutions and (3) manage personal investments, so long as such activities are consistent with the Policies of the Company or its Subsidiaries at the Effective Date and do not significantly interfere with the performance of the Executive's duties under this Agreement. To the extent that any such activities have been conducted by the Executive before the Effective Date and were consistent with the Policies of the Company or its Subsidiaries at the Effective Date, the continued conduct of such activities (or activities similar in nature and scope) after the Effective Date shall not be deemed to interfere with the performance of the Executive's duties under this Agreement.

     3.3 Compensation.

         (a) Base Salary. During the Post-Change Period, the Company shall pay or cause to be paid to the Executive an annual base salary in cash ("Guaranteed Base Salary"), which shall be paid in a manner consistent with the Company's payroll practices in effect immediately before the Effective Date for such Post-Change Period, at a rate at least equal to the highest rate of annual salary paid or payable to the Executive by the Company at any time during the 12-month period immediately before such Effective Date. During the Post-Change Period, the Guaranteed Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to other peer executives of the Company. Any increase in Guaranteed Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement. After any such increase, the Guaranteed Base Salary shall not be reduced and the term "Guaranteed Base Salary" shall thereafter refer to the increased amount.

         (b) Guaranteed Bonus.

              (i) During the Post-Change Period, the Company shall pay or cause to be paid to the Executive a bonus (the "Guaranteed Bonus") for each Performance Period which ends during the Post-Change Period. "Performance Period" means each period of time designated in accordance with any bonus arrangement ("Bonus Plan") which is based upon performance and approved by the Board or by any committee of the Board. For purposes of this Section 3.3, a Bonus Plan includes, without limitation, the Company's Incentive Compensation Plan as in effect on the date hereof or any similar plan, but does not include the Company's 1997 or 1999 Long-Term Incentive Plan (an "LTIP") or any similar plan under



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

         which equity awards described Section 3.5 are granted, unless failure to consider the LTIP a Bonus Plan would leave the Company without any Bonus Plan covering Executive. The Guaranteed Bonus shall be at least equal to the product of (A) the greater of (i) the On Plan Percentage (as defined below), or (ii) the Actual Bonus Percentage (as defined below), multiplied by (B) the Guaranteed Base Salary.

              (ii) For purposes of this Section 3.3(b):

                   (A) "On Plan Percentage" means the percentage of Guaranteed
              Base Salary to which the Executive would be entitled under the Bonus Plan(s) for the Performance Period for which the Guaranteed Bonus is awarded ("Current Performance Period") if performance achieved 100% of the target performance goals established pursuant to such Bonus Plan(s); or, if greater, the percentage of Guaranteed Base Salary to which Executive would have been entitled under the Bonus Plan(s) for the Performance Period ending immediately prior to the Post-Change Period if performance achieved 100% of the performance goals established pursuant to such Bonus Plan(s) for such prior Performance Period.

                   (B) "Actual Bonus Percentage" means the percentage of
              Guaranteed Base Salary for the Current Performance Period to which the Executive would be entitled under any Bonus Plan if the performance were measured by the actual performance during the Current Performance Period; provided, however, that for purposes of determining the Guaranteed Bonus for purposes of Sections 3.4 and 5.1(b), "Actual Bonus Percentage" means the percentage of Guaranteed Base Salary for the Performance Period during which the Effective Date (for purposes of Section 3.4) or Termination Date (for purposes of Section 5.1(b)) occurs to which the Executive would be entitled if the performance during such Performance Period were measured by the actual performance during the portion of such Performance Period before the Effective Date or the Termination Date (whichever is applicable), projected to the last day of such Performance Period.

         (c) Incentive, Savings and Retirement Plans. During the Post-Change Period and notwithstanding the payment required by Section 3.6, (i) the Executive shall be entitled to continue to participate in all incentive (including long-term incentives and management stock plans), savings, deferred compensation, retirement and benefit restoration Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide the Executive with incentive (including long-term incentives and management stock benefits), savings, deferred compensation, retirement and benefit restoration benefits which, in any case, are less favorable, in the aggregate, than the most favorable of those provided by the Company to



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    the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

         (d) Welfare Benefit Plans. During the Post-Change Period, (i) the Executive and the Executive's family shall be eligible to participate in, and receive all benefits under, welfare benefit Plans (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, dependent life, accidental death and travel accident insurance Plans) provided by the Company and applicable to other peer executives of the Company and their families, but (ii) in no event shall such Plans provide benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

         (e) Fringe Benefits. During the Post-Change Period, (i) the Executive shall be entitled to fringe benefits (including, without limitation, any foreign service travel and housing allowances for Executive and the Executive's family under Plans or Policies of the Company for foreign service) in accordance with the most favorable Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide fringe benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or peer executives under such Plans in effect at any time during the 90-day period immediately before any Effective Date.

         (f) Expenses. During the Post-Change Period, (i) the Executive shall be entitled to prompt reimbursement of all reasonable employment-related expenses incurred by the Executive upon the Company's receipt of accountings in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         (g) Office and Support Staff. During the Post-Change Period, (i) the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         (h) Vacation. During the Post-Change Period, (i) the Executive shall be entitled to paid vacation in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

     3.4 Pro-Rata Bonus Payment.

     On each Effective Date the Company shall pay to Executive in a single lump sum in cash the product of (A) the Guaranteed Bonus for the Performance Period in which falls the Effective Date, multiplied by (B) a fraction, the numerator of which is the number of days in such Performance Period before the Effective Date, and the denominator of which is the total number of days in such Performance Period. The amount of Guaranteed Bonus for such Performance Period otherwise payable pursuant to Section 3.3(b), or otherwise payable pursuant to this Section 3.4 by reason of a later Change of Control in the same Performance Period, shall be reduced by any earlier payment made under this Section 3.4 for the same Performance Period.

     3.5 Equity Awards Vesting.

     On the Effective Date, the Executive shall become fully vested in:

         (a) any and all outstanding options ("Options") to purchase common shares of the Company granted to Executive prior to the Effective Date under any Plan, contract or arrangement for Options, which Options shall become fully exercisable;

         (b) any outstanding shares of restricted common shares of the Company regardless whether such restrictions are scheduled to lapse based on service or on performance or both ("Restricted Stock") awarded to Executive under any Plan, contract or arrangement for Restricted Stock; which shall become unrestricted and freely transferable; and

         (c) any outstanding awards providing for the payment of a variable number of common shares of the Company dependent on the achievement of performance goals, or of an amount based on the fair market value of such shares or the appreciation thereof ("Performance Shares") awarded to Executive under any Plan, contract or arrangement for Performance Shares; and there shall be paid out in cash to Executive within 30 days following the Effective Date of the Change of Control the value of the Performance Shares to which Executive would have been entitled if performance achieved 100% of the target performance goals established for such Performance Shares.

     To the extent that for any reason such Options, Restricted Stock and Performance Shares do not become vested on the Effective Date, the Company shall pay Executive a cash amount equal to (i) the positive difference, if any, between the value of the shares of common stock subject to the Options that did not become vested (or, if greater, the value paid or to be paid in connection with the Change of Control to a holder of an equal number of shares of common stock ("Change of Control Value")) and the Option exercise price with respect to such shares, as of and on the date such Options are forfeited; plus (ii) the fair market value (determined without regard to any restriction other than a restriction which by its terms may never lapse) (or, if greater, the Change of Control Value) of all non-vested forfeited Restricted Stock and Performance Shares as of and on the date such Restricted Stock or Performance Shares are forfeited. Nothing in this Section 3.5 shall require the vesting, or payment, of equity awards granted after such Effective Date unless a new Effective Date has intervened

     3.6 Nonqualified Deferred Compensation.

     On the Effective Date Executive shall become fully vested in and the Company shall pay to Executive in a single lump sum in cash (1) the value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified deferred compensation, benefit restoration, excess benefit or other individual account plan, contract or arrangement for deferred compensation maintained by the Company under which benefits are calculated by reference to an individual account (a "Deferral Plan"), and (2) the Present Value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified supplemental executive retirement plan or other plan, contract or arrangement for retirement benefits maintained by the Company under which benefits are calculated by reference to a defined amount payable in connection with or after retirement or other termination of employment an (a "SERP").

                                  ARTICLE IV.
                            TERMINATION OF EMPLOYMENT

     4.1 Disability.

         (a) During the Post-Change Period, the Company may terminate the Executive's employment upon the Executive's Disability (as defined in Section 4.1(b)) by giving the Executive or his legal representative, as applicable, Notice of Termination accompanied by a certification of the Executive's Disability by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative. The Executive's employment shall terminate effective on the 30th day (the "Disability Effective Date") after the Executive's receipt of such Notice of Termination unless, before the Disability Effective Date, the Executive shall have resumed the full-time performance of the Executive's duties.

         (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders the Executive unable to perform the essential functions required under this Agreement with or without reasonable accommodation.

         (c) Unless the Company establishes, by clear and convincing evidence, that Executive has a Disability, any purported termination of employment for Disability shall be deemed a termination other than for Disability for all purposes of this Agreement.

     4.2 Death. The Executive's employment shall terminate automatically upon the Executive's death during the Post-Change Period.

     4.3 Cause.

         (a) During the Post-Change Period, the Company may terminate the Executive's employment for Cause.

         (b) "Cause" means any of the following: Executive's conviction of a felony or of a crime involving fraud, dishonesty or moral turpitude; Executive's willful or intentional material breach of this Agreement that results in financial detriment that is material to the Company as a whole; or willful or intentional misconduct by Executive in the performance of his duties under this Agreement that results in financial detriment that is material to the Company as a whole; except that Cause shall not mean:

              (i) bad judgment or negligence;

              (ii) any act or omission believed by the Executive in good faith to have been in or not opposed to the interest of the Company (without intent of the Executive to gain, directly or indirectly, a profit to which the Executive was not legally entitled);

              (iii) any act or omission with respect to which a determination could properly have been made by the Board that the Executive met the applicable standard of conduct for indemnification or reimbursement under the Company's by-laws, any applicable indemnification agreement, or applicable law, in each case in effect at the time of such act or omission; or

              (iv) any act or omission with respect to which Notice of Termination is not given within 12 months after the earliest date on which any member of the Board, not a party to the act or omission, knew or should have known of such act or omission.

         (c) The Company may not during the Post-Change Period terminate Executive's employment for Cause unless the following procedures are fully complied with:

              (i) no fewer than 45 days prior to the Termination Date, the Company provides Executive with written notice (the "Notice of Consideration") of its intent to consider termination of Executive's employment for Cause, including a detailed description of the specific reasons which form the basis for such consideration;

              (ii) if after providing Notice of Consideration, the Board may, by the affirmative vote of at least 80% of its members (excluding for this purpose Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events issuing the Notice of Consideration), suspend Executive with pay until a final determination pursuant to this Section has been made;

              (iii) for a period of not less than 30 days after the date Notice of Consideration is provided, Executive shall have the opportunity to appear before the Board, with or without legal representation, at Executive's election, to present arguments and evidence on his own behalf; and

              (iv) following the presentation to the Board as provided in (3) above or Executive's failure to appear before the Board at a date and time specified in the Notice of Consideration (which date shall not be less than 30 days after the date the Notice of Consideration is provided), Executive may be terminated for Cause only if (i) the Board, by the affirmative vote of at least 80% of its members (excluding Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events leading the Board to terminate Executive for Cause), determines that the actions or inactions of Executive specified in the Notice of Consideration occurred, that such actions or inactions constitute Cause, and that Executive's employment should accordingly be terminated for Cause; and (ii) the Board provides Executive with a written determination (a "Notice of Termination for Cause") setting forth in specific detail the basis of such Termination of Employment, which Notice of Termination for Cause shall be consistent with the reasons set forth in the Notice of Consideration.

     Unless the Company establishes, by clear and convincing evidence, both (x) its full compliance with the substantive and procedural requirements of this Section prior to a termination of employment for Cause, and (y) that Executive's action or inaction specified in the Notice of Termination for Cause did occur and constituted Cause, any purported termination of employment for Cause shall be deemed a termination without Cause for all purposes of this Agreement.

     4.4 Good Reason.

         (a) During the Post-Change Period, the Executive may terminate employment for Good Reason within 12 months (or, if applicable, within the shorter period provided by subsection (b)(ix) below) following the Executive's actual knowledge of an act or omission which constitutes Good Reason; provided, however, that the Executive's failure to terminate within 12 months (or, if applicable, within the shorter period provided by subsection (b)(ix) below) following Executive's actual knowledge of a particular act or omission which constitutes Good Reason shall not prevent Executive's termination for any other act or omission which constitutes Good Reason.

         (b) "Good Reason" means any of the following:

              (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including offices, titles, reporting requirements or responsibilities), authority or duties as prescribed by Section 3.2(a)(1), or the Company's requiring the Executive to be based at any office or location other than the location described in Section 3.2(a)(2);or any other action by the Company which results in a diminution or other material adverse change in such position, authority or duties;

              (ii) the failure to pay Guaranteed Base Salary in at least the amount prescribed by Section 3.2(a);

              (iii) the failure to pay Guaranteed Bonus in at least the amount prescribed by Section 3.3(b); provided, however, that if the Post-Change Period results solely from a Growth Transaction; Good Reason under this clause (iii) shall only be the failure to provide Executive with a bonus opportunity (including designation of target performance goals and percentage of Guaranteed Base Salary payable on achievement of target performance goals) no less favorable to Executive than that provided by the Company to Executive for either of the two most recent Performance Periods beginning before such Growth Transaction;

              (iv) the failure to provide any plan or fringe benefits or perquisites prescribed by Sections 3.3(c) through 3.3(h), as modified, if the Post-Change Period results solely from a Growth Transaction, by
         Section 3.1(b);

              (v) any other failure by the Company to comply with any of the provisions of Article III;

              (vi) any other material adverse change to the terms and conditions of the Executive's employment (whether or not also described in clauses
         (i) through (v) above);

              (vii) the Board's giving Notice of Consideration pursuant to
         Section 4.3(c) (of the intent to consider terminating Executive for Cause) but failing to terminate Executive for Cause within a period of 90 days thereafter in compliance with all substantive and procedural requirements of Section 4.3,

              (viii) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement (any such purported termination shall not be effective for any other purpose under this Agreement);

              (ix) a termination of employment by the Executive for any reason or no reason during the 60-day period commencing 30 days after a Major Change of Control, for which purpose "Major Change of Control" means an event that is not a Growth Transaction and that would be a Change of Control under Section 2.8 if Section 2.8 were applied (A) by substituting "50%" for each occurrence of "25%" in subsection 2.8(a),
         (B) by substituting the "the closing of any of the following:" for the words "approval by the Board, or by the shareholders of CBICNV, CBIC, or CBICD, of any of the following:" in the introductory clause of subsection 2.8(c), and (C) by substituting "50%" for each occurrence of "75%" in subsection 2.8(c);

              (x) a failure by the Company to cause a successor, prior to or as of the date it becomes a successor, to assume and agree to perform this Agreement in accordance with the provisions of Section 11.2 hereof.

     Any determination by Executive that any of the foregoing events has occurred and constitutes "Good Reason" shall be conclusive and binding for all purposes unless the Company establishes by clear and convincing evidence that Executive did not have a reasonable basis for such a determination.

         (c) Any termination of employment by the Executive for Good Reason shall be communicated to the Company by Notice of Termination. The passage of time not in excess of 12 months after the Executive has actual knowledge of an act or omission which constitutes Good Reason prior to delivery of Notice of Termination or a failure by the Executive to include in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive under this Agreement or preclude the Executive from asserting such fact or circumstance in enforcing rights under this Agreement.

                                   ARTICLE V.
                   OBLIGATIONS OF THE COMPANY UPON TERMINATION

     5.1 If by the Executive for Good Reason or by the Company Other Than for Cause or Disability. If, during the Post-Change Period, the Company shall terminate Executive's employment other than for Cause, Disability, or death or if the Executive shall terminate employment for Good Reason, the Company shall pay the Executive within five (5) days of the Termination Date (or if earlier within five (5) days of the last day Executive performed services for the Company as an Employee), in addition to all vested rights arising from the Executive's employment as specified in Article III, a cash amount equal to the sum of the amounts described in (a) through (g) below and the additional benefits described in (h) through (i) below:

         (a) The Guaranteed Base Salary, any accrued vacation pay and business expenses incurred through the Termination Date, to the extent not previously paid to the Executive by the Company.

         (b) The difference between (1) the product of (A) the Guaranteed Bonus, multiplied by (B) a fraction, the numerator of which is the number of days in the Termination Performance Period which elapsed before the Termination Date, and the denominator of which is the total number of days in the Termination Performance Period, and (2) the amount of any Guaranteed Bonus previously paid to the Executive by the Company with respect to the Termination Performance Period.

         (c) The value of Executive's then-accrued benefits under any Deferral Plan plus the present value of Executive's then-accrued benefits under any SERP, determined without disregarding service and compensation before any Effective Date but then reduced by the amount, if any, previously paid to the Executive by the Company pursuant to Section 3.6.

         (d) An amount equal to the product of (1) three (3.0), multiplied by
     (2) the sum of (A) the Guaranteed Base Salary and (B) the Guaranteed Bonus.

         (e) An amount equal to the sum of the value of the unvested portion of the Executive's accounts or accrued benefits under any qualified plan maintained by the Company as of the Termination Date.

         (f) The difference between (1) the amount that would be determined under Section 5.1(c) above if such amount were calculated (to the extent applicable in determining such amount) (A) as though the Executive continued to accrue benefits and be credited with service under the SERP for a period of three years after the Termination

     Date, (B) as though the Executive received compensation during each year of such three-year period equal to the sum of the Guaranteed Base Salary and the highest Guaranteed Bonus paid (or payable) to the Executive in the three calendar years preceding the Termination Date, (C) as though the Executive were three (3) years older than his age at the Termination Date, and (D) without disregarding service and compensation before the Termination Date; reduced by (2) the amount (if any) previously or simultaneously paid by the Company to the Executive pursuant to Sections
     3.6 and 5.1(c).

         (g) In addition to the foregoing amounts, the Company shall pay on behalf of Executive all fees and costs charged by the outplacement firm selected by the Executive to provide outplacement services or at the election of the Executive, an immediate cash payment equal to the fees and expenses such outplacement firm would charge but not in excess of 20% of the Guaranteed Base Salary.

         (h) In addition to the foregoing payments, until the third annual anniversary of the Termination Date or such later date as any Plan of the Company may specify, the Company shall continue to provide to the Executive and the Executive's family welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, accidental death and travel accident insurance plans and programs) which are at least as favorable as the most favorable Plans of the Company applicable to other peer executives and their families as of the Termination Date, but which are in no event less favorable than the most favorable Plans of the Company applicable to other peer executives and their families during the 90-day period immediately before the Effective Date; and the cost of such welfare benefits to Executive shall not exceed the cost of such benefits to the Executive immediately before the Termination Date or, if less, the Effective Date.

         (i) Beginning on the later of the third annual anniversary of the Termination Date or the date Executive attains age 50, and continuing until the death of the last to die of Executive and his or her spouse, the Company shall provide to the Executive and to Executive's family medical benefits which (1) until Executive attains age sixty-five (65) are at least as favorable as the most favorable medical Plans of the Company applicable to actively employed peer executives and that covered any active employee of the Company as of the Effective Date, and (2) from and after the date Executive attains age 65, are at least as favorable as the most favorable medical Plans of the Company applicable to eligible retired peer executives and that covered any retired employee as of the Effective Date; and the cost to Executive of such medical benefits for the period described in clause (1) shall not exceed the cost of such benefits to Executive immediately before the Termination Date or, if less, the Effective Date, and the cost to Executive of such medical benefits for the period described in clause (2) shall not exceed the cost of such benefits to any similarly situated eligible retiree of the Company immediately before the Termination Date or, if less, the Effective Date.

The Executive's rights under this Section 5.1 shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including without limitation continuation coverage required by Section 4980 of the Code or Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, for which purpose the date of the qualifying event shall not be earlier than the date specified in the first sentence of Section 5.1(i). However, if the Executive is covered under a medical, life, or disability insurance plan provided by a subsequent employer at equal or lesser cost to Executive than the cost to Executive of coverage under the corresponding Company plan required by Sections 5.1(i), then the benefits under the corresponding Company plan required by Sections 5.1(i) shall be secondary to the benefits under the subsequent employer's medical, life, or disability insurance plan.

     5.2 If by the Company for Cause. If the Company terminates the Executive's employment for Cause during the Post-Change Period pursuant to the procedures set forth in Section 4.3, this Agreement shall terminate without further obligation by the Company to the Executive, other than the obligation immediately to pay the Executive in cash the Executive's Guaranteed Base Salary through the Termination Date, plus the amount of any compensation previously deferred by the Executive, plus any accrued vacation pay and business expenses incurred through the Termination Date, in each case to the extent not previously paid or reimbursed.

     5.3 If by the Executive Other Than for Good Reason. If the Executive terminates employment during the Post-Change Period other than for Good Reason, Disability or death, this Agreement shall terminate without further obligations by the Company, other than the obligation immediately to pay the Executive in cash all amounts specified in paragraphs (a), (b) and (c) of Section 5.1 (such amounts collectively, the "Accrued Obligations").

     5.4 If by the Company for Disability. If the Company terminates the Executive's employment by reason of the Executive's Disability during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive, other than:

         (a) the Company's obligation immediately to pay the Executive in cash all Accrued Obligations, and

         (b) the Executive's right after the Disability Effective Date to receive disability and other benefits at least equal to the greater of (i) those provided under the most favorable disability Plans applicable to disabled peer executives of the Company in effect immediately before the Termination Date or (ii) those provided under the most favorable disability Plans of the Company in effect at any time during the 90-day period immediately before the Effective Date.

     5.5 If upon Death. If the Executive's employment is terminated by reason of the Executive's death during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than the obligation immediately to pay the Executive's estate or beneficiary in cash all Accrued Obligations. Despite anything in this Agreement to the contrary, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to the surviving families of peer executives of the Company under such Plans, but in no event shall such Plans provide benefits which in each case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive under such Plans in effect at any time during the 90-day period immediately before the Effective Date.

                                  ARTICLE VI.
                            NON-EXCLUSIVITY OF RIGHTS

     6.1 Waiver of Other Severance Rights. To the extent that payments are made to the Executive pursuant to Section 5.1, the Executive hereby waives the right to receive severance payments under any other Plan or agreement of or with the Company.

     6.2 Other Rights. Except as provided in Section 6.1, this Agreement shall not prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company or any of its Subsidiaries and for which the Executive may qualify, nor shall this Agreement limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any Plan of the Company or any of its Subsidiaries and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

                                  ARTICLE VII.
                   CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

     7.1 Gross-up for Certain Taxes. If it is determined (by the reasonable computation of the Company's independent auditors, which determinations shall be certified to by such auditors and set forth in a written certificate ("Certificate") delivered to the Executive) that any benefit received or deemed received by the Executive from the Company pursuant to this Agreement or otherwise (collectively, the "Payments") is or will become subject to any excise tax under Section 4999 of the Code or any similar tax payable under any United States federal, state, local or other law (such excise tax and all such similar taxes collectively, "Excise Taxes"), then the Company shall, immediately after such determination, pay the Executive an amount (the "Gross-up Payment") equal to the product of

         (a) the amount of such Excise Taxes

multiplied by

         (b) the Gross-up Multiple (as defined in Section 7.4).

The Gross-up Payment is intended to compensate the Executive for the Excise Taxes and any federal, state, local or other income or excise taxes or other taxes payable by the Executive with respect to the Gross-up Payment.

     The Executive or the Company may at any time request the Company's independent auditors to prepare and deliver a Certificate to the Executive. The Company shall, in addition to complying with Section 7.2, cause all determinations and certifications under the Article to be made as soon as reasonably possible and in adequate time to permit the Executive to prepare and file the Executive's individual tax returns on a timely basis.

     7.2 Determination by the Executive.

         (a) If the Company or its independent auditors shall fail to deliver a Certificate to the Executive (and to pay to the Executive the amount of the Gross-up Payment, if any) within 14 days after receipt from the Executive of a written request for a Certificate, or if at any time following receipt of a Certificate the Executive disputes the amount of the Gross-up Payment set forth therein, the Executive may elect to demand the payment of the amount which the Executive, in accordance with an Executive Counsel Opinion), (as defined in Section 7.5), determines to be the Gross-up Payment. Any such demand by the Executive shall be made by delivery to the Company of a written notice which specifies the Gross-up Payment determined by the Executive and an Executive Counsel Opinion regarding such Gross-up Payment (such written notice and opinion collectively, the "Executive's Determination"). Within 14 days after delivery of the Executive's Determination to the Company, the Company shall either (1) pay the Executive the Gross-up Payment set forth in the Executive's Determination (less the portion of such amount, if any, previously paid to the Executive by the Company) or (2) deliver to the Executive a Certificate specifying the Gross-up Payment determined by the Company's independent auditors, together with a Company Counsel Opinion (as defined in Section 7.5), and pay the Executive the Gross-up Payment specified in such Certificate. If for any reason the Company fails to comply with clause (2) of the preceding sentence, the Gross-up Payment specified in the Executive's Determination shall be controlling for all purposes.

         (b) If the Executive does not make a request for, and the Company does not deliver to the Executive, a Certificate, the Company shall, for purposes of Section 7.3, be deemed to have determined that no Gross-up Payment is due.

     7.3 Additional Gross-up Amounts. If the amount of Excise Taxes payable by the Executive with respect to all Payments is determined (pursuant to the subsequently-enacted provisions of the Code, final regulations or published rulings of the IRS, final judgment of a court of competent jurisdiction or the Company's independent auditors) to be greater than the amount previously paid by the Company to the Executive pursuant to Section 7.1 or 7.2, as applicable, then the Company shall pay the Executive an amount (which shall also be deemed a Gross-up Payment) equal to the product of:

         (a) the sum of (i) such additional Excise Taxes and (ii) any interest, fines, penalties, expenses or other costs incurred by the Executive as a result of having taken a position in accordance with a determination made pursuant to Section 7.1, multiplied by

         (b) the Gross-up Multiple.

     7.4 Gross-up Multiple. The Gross-up Multiple shall equal the quotient (greater than one (1.0)) of one (1.0) divided by one (1.0) minus the sum, expressed as a decimal fraction, of the rates of all federal, state, local and other income and other taxes and any Excise Taxes applicable to the Gross-up Payment; provided that, if such sum exceeds 0.75, it shall be deemed equal to
0.75 for purposes of this computation. (If different rates of tax are applicable to various portions of a Gross-up Payment, the weighted average of such rates shall be used.)

     7.5 Opinion of Counsel. "Executive Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Executive that there is a reasonable basis to support a conclusion that the Gross-up Payment determined by the Executive has been calculated in accord with this Article and applicable law. "Company Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Company that (a) there is a reasonable basis to support a conclusion that the Gross-up Payment set forth of the Certificate of Company's independent auditors has been calculated in accord with this Article and applicable law, and (b) there is no reasonable basis for the calculation of the Gross-up Payment determined by the Executive.

     7.6 Amount Increased or Contested. The Executive shall notify the Company in writing of any claim by the IRS or other taxing authority that, if successful, would require the payment by the Company of a Gross-up Payment. Such notice shall include the nature of such claim and the date on which such claim is due to be paid. The Executive shall give such notice as soon as practicable, but no later than 10 business days, after the Executive first obtains actual knowledge of such claim; provided, however, that any failure to give or delay in giving such notice shall affect the Company's obligations under this Article only if and to the extent that such failure results in actual prejudice to the Company. The Executive shall not pay such claim less than 30 days after the Executive gives such notice to the Company (or, if sooner, the date on which payment of such claim is due). If the Company notifies the Executive in writing before the expiration of such period that it desires to contest such claim, the Executive shall:

         (a) give the Company any information that it reasonably requests relating to such claim,

         (b) take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

         (c) cooperate with the Company in good faith to contest such claim, and

         (d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax (to the extent not previously paid by the Company to the Executive) or income tax, including related interest and penalties, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing, the Company shall control all proceedings in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner. The Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine;

provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify the Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. The Company's control of the contest shall be limited to issues with respect to which a Gross-up Payment would be payable. The Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the IRS or other taxing authority.

     7.7 Refunds. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 7.6) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such determination before the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 7.6.

                                 ARTICLE VIII.
                              EXPENSES AND INTEREST

     8.1 Legal Fees and Other Expenses.

         (a) If the Executive incurs legal, accounting and other fees or other expenses in a good faith effort to obtain benefits under this Agreement (including, without limitation, the fees and other expenses of the Executive's legal counsel, any expert witness fees and expenses, and accounting and other fees and expenses, including legal and accounting fees and expenses in connection with the delivery of the Executive Counsel Opinion referred to in Article VII), regardless of whether the Executive ultimately prevails, the Company shall reimburse the Executive on a monthly basis upon the written request for such fees and expenses to the extent not previously reimbursed under the Company's officers and directors liability insurance policy, if any. Simultaneously with each such payment Company shall pay Executive an amount such that after payment of incremental United States federal, state and local income, excise and other taxes payable by Executive ("Taxes") with respect to such tax reimbursement, there remains a balance sufficient to pay the Taxes on the reimbursement of such fees and expenses. The existence of any controlling case or regulatory law which is directly inconsistent with the position taken by the Executive shall be evidence that the Executive did not act in good faith. Executive's payment of such fees and expenses shall be a conclusive determination with respect to the Company that such fees and expenses are reasonable.

         (b) Reimbursement of legal fees and expenses shall be made monthly upon the written submission of a request for reimbursement together with evidence that such fees and expenses are due and payable or were paid by the Executive. If the Company shall have reimbursed the Executive for legal fees and expenses and it is later determined that the Executive was not acting in good faith, all amounts paid on behalf of, or reimbursed to, the Executive shall be promptly refunded to the Company.

         (c) To secure its obligations under this Section 8.1 the Company shall procure and maintain in force during the Agreement Term and thereafter for one (1) year or if longer until the termination (by final judgment and after all rights of appeal have been exhausted or waived) of any litigation involving a good faith effort of an Executive to obtain benefits under this Agreement, a letter of credit and an escrow in favor of Executive (together with other executives similarly situated). The letter of credit shall be issued by a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), shall be in the aggregate amount of five hundred thousand dollars ($500,000) prior to July 1, 2001, and in the aggregate amount of two million dollars $2,000,000) on and after July 1, 2001, and shall be substantially in the form of that attached (with its attached Annexes and Exhibits) to this Agreement as Exhibit A. The escrow shall be maintained in the state of Illinois under an escrow agreement with a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), and shall be substantially in the form of that attached (with its attached Exhibits) to this Agreement as Exhibit B.

     8.2 Interest. If the Company does not pay any amount due to the Executive under this Agreement within three days after such amount became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at a annual rate equal to two percent (2.0%) above the base commercial lending rate announced by the Company's principal revolving credit lender in effect from time to time during the period of such nonpayment; or, if the Company does not have a principal revolving credit lender, then at two percent (2.0%) above the prime rate of interest in effect from time to time during the period of such nonpayment, as reported from time to time in the Wall Street Journal; but in no case greater than the maximum rate of interest permitted by applicable law.

                                  ARTICLE IX.
                            NO SET-OFF OR MITIGATION

     9.1 No Set-off or Defenses by Company. The Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and shall not be subject to any set-off, counterclaim or legal or equitable defense. The exclusive method for the Company to avoid payments to the Executive under this Agreement, to the extent specified in this Agreement, is to terminate Executive's employment for Cause pursuant to

Sections 4.3 and 5.2 of this Agreement. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against the Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by the Executive to enforce any rights against the Company under this Agreement.

     9.2 No Mitigation. The Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary, compensation or other amounts which may be paid or payable to the Executive as the result of the Executive's employment by another employer.

                                   ARTICLE X.
                       CONFIDENTIALITY AND NONCOMPETITION

     10.1 Confidentiality. Executive acknowledges that it is the policy of the Company and its subsidiaries to maintain as secret and confidential all valuable and unique information and techniques acquired, developed or used by the Company and its Subsidiaries relating to their business, operations, employees and customers, which gives the Company and its subsidiaries a competitive advantage in the construction and engineering industry and other businesses in which the Company and its subsidiaries are engaged ("Confidential Information"). Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Subsidiaries, and that disclosure of Confidential Information would cause damage to the Company and its Subsidiaries. Executive agrees that, except as required by the duties of his employment with the Company and/or its Subsidiaries and except in connection with enforcing the Executive's rights under this Agreement or if compelled by a court or governmental agency, he will not, without the consent of the Company, disseminate or otherwise disclose any Confidential Information obtained during his employment with the Company and/or its Subsidiaries for so long as such information is valuable and unique.

     10.2 Noncompetition/Nonsolicitation.

         (a) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive will not at any time directly or indirectly, in any capacity, engage or participate in, or become employed by or render advisory or consulting or other services in connection with any Prohibited Business as defined in Section 10.2(d).

         (b) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not make any financial investment, whether in the form of equity or debt, or own any interest, directly or indirectly, in any Prohibited Business. Nothing in this Section 10.2(b) shall, however, restrict Executive from making any investment in any company whose stock is listed on a national securities exchange or actively traded in the over-the-counter market; provided that (1) such investment does not give Executive the right or ability to control or influence the policy decisions of any Prohibited Business, and (2) such investment does not create a conflict of interest between Executive's duties hereunder and Executive's interest in such investment.

         (c) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not (1) employ any employee of the Company and/or its Subsidiaries or (2) interfere with the Company's or any of its Subsidiaries' relationship with, or endeavor to entice away from the Company and/or its Subsidiaries any person, firm, corporation, or other business organization who or which at any time (whether before or after the date of Executive's termination of employment), was an employee, customer, vendor or supplier of, or maintained a business relationship with, any business of the Company and/or its Subsidiaries which was conducted at any time during the period commencing one year prior to the termination of employment.

         (d) For the purpose of this Section 10.2, "Prohibited Business" shall be defined as any construction and engineering business specializing in the engineering and design, materials procurement, fabrication, erection, repair and modification of steel tanks and other steel plate structures and associated systems and any branch, office or operation thereof, which is a direct and material competitor of the Company wherever the Company does business, including the Netherlands, the United States and any other country.

     10.3 Remedy. Executive and the Company specifically agree that, in the event that Executive shall breach his obligations under this Article X, the Company and its Subsidiaries will suffer irreparable injury and no adequate remedy for such breach, and shall be entitled to injunctive relief therefor, and in particular, without limiting the generality of the foregoing, the Company shall not be precluded from pursuing any and all remedies it may have at law or in equity for breach of such obligations; provided, however, that such breach shall not in any manner or degree whatsoever limit, reduce or otherwise affect the obligations of the Company under this Agreement, and in no event shall an asserted breach of the Executive's obligations under this Article X constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                                  ARTICLE XI.
                                  MISCELLANEOUS

     11.1 No Assignability. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

     11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement. Any successor to the business and/or assets of the Company which assumes and agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement.

     11.3 Payments to Beneficiary. If the Executive dies before receiving amounts to which the Executive is entitled under this Agreement, such amounts shall be paid as soon as administratively practicable in a lump sum to the beneficiary designated in writing by the Executive, or if none is so designated, to the Executive's estate.

     11.4 Non-alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

     11.5 Severability. If any one or more articles, sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

     11.6 Amendments. Except as provided in Section 2.2 hereof, this Agreement shall not be altered, amended or modified except by written instrument executed by the Company and Executive.

     11.7 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

              If to the Executive:

              Mr. Gerald M. Glenn
              413 West Walnut
              Hinsdale, Illinois  60521

              If to the Company (including any or all of CBICNV, CBIC or CBICD):

              Chicago Bridge & Iron Company
              1501 North Division Street
              Plainfield, Illinois  60544
              Attention:  General Counsel
or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

     11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     11.9 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to its choice of law principles.

     11.10 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.

     11.11 Tax Withholding. The Company may withhold from any amounts payable under this Agreement any federal, state or local taxes that are required to be withheld pursuant to any applicable law or regulation.

     11.12 Joint and Several Obligations. The obligations of the Company under this Agreement are joint and several obligations of CBICNV, CBIC and CBICD; provided, however, that each of CBICNV, CBIC and CBICD may agree between themselves but without adversely affecting the rights of the Executive which of them shall provide any particular payment or benefit under this Agreement.

     11.13 No Waiver. The Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

     11.14 Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to its subject matter and supercedes any prior change of control severance agreement and any Change of Control severance benefit provisions in any prior employment agreement between the Company and the Executive.

     IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.

                                              EXECUTIVE



                                              /s/ Gerald M. Glenn
                                              ----------------------------------
                                              Gerald M. Glenn




                                              CHICAGO BRIDGE & IRON COMPANY N.V.


                                              By:  /s/ Timothy J. Wiggins
                                                   -----------------------------
                                              Title:  Managing Director
                                                     ---------------------------




                                              CHICAGO BRIDGE & IRON COMPANY


                                              By:  /s/  Robert B. Jordan
                                                   -----------------------------
                                              Title:
                                                     ---------------------------




                                              CHICAGO BRIDGE & IRON COMPANY
                                              (DELAWARE)


                                              By:  /s/ Timothy J. Wiggins
                                                   -----------------------------
                                              Title:
                                                     ---------------------------

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I. PURPOSES...............................................................................................1

ARTICLE II. CERTAIN DEFINITIONS...................................................................................1
   2.1   "Accrued Obligations"....................................................................................1
   2.2   "Agreement Term".........................................................................................1
   2.3   "Affiliate"..............................................................................................2
   2.4   "Article"................................................................................................2
   2.5   "Beneficial Owner".......................................................................................2
   2.6   "Board"..................................................................................................2
   2.7   "Cause"..................................................................................................2
   2.8   "Change of Control"......................................................................................2
   2.9   "Code"...................................................................................................3
   2.10  "Deferral Plan"..........................................................................................3
   2.11  "Disability".............................................................................................4
   2.12  "Effective Date".........................................................................................4
   2.13  "Good Reason"............................................................................................4
   2.14  "Gross-up Payment".......................................................................................4
   2.15  "Growth Transaction".....................................................................................4
   2.16  "Imminent Control Change Date"...........................................................................4
   2.17  "IRS"....................................................................................................4
   2.18  "1934 Act"...............................................................................................4
   2.19  "Notice of Termination"..................................................................................4
   2.20  "Plans"..................................................................................................5
   2.21  "Policies"...............................................................................................5
   2.22  "Post-Change Period".....................................................................................5
   2.23  "Present Value"..........................................................................................5
   2.24  "SEC" means the Securities and Exchange Commission.......................................................5
   2.25  "Section"................................................................................................5
   2.26  "SERP"...................................................................................................5
   2.27  "Shareholder Agreement"..................................................................................5
   2.28  "Subsidiary".............................................................................................5
   2.29  "Termination Date".......................................................................................5
   2.30  "Transaction Owner"......................................................................................6
   2.31  "Voting Securities"......................................................................................6

ARTICLE III. POST-CHANGE PERIOD PROTECTIONS.......................................................................6
   3.1   General..................................................................................................6
   3.2   Position and Duties......................................................................................6
   3.3   Compensation.............................................................................................7
   3.4   Pro-Rata Bonus Payment...................................................................................9
   3.5   Equity Awards Vesting...................................................................................10
   3.6   Nonqualified Deferred Compensation......................................................................10

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
ARTICLE IV. TERMINATION OF EMPLOYMENT............................................................................11
   4.1   Disability..............................................................................................11
   4.2   Death...................................................................................................11
   4.3   Cause...................................................................................................11
   4.4   Good Reason.............................................................................................13

ARTICLE V. OBLIGATIONS OF THE COMPANY UPON TERMINATION...........................................................14
   5.1   If  by the Executive for Good Reason or by the Company Other Than for Cause or Disability...............14
   5.2   If by the Company for Cause.............................................................................16
   5.3   If by the Executive Other Than for Good Reason..........................................................17
   5.4   If by the Company for Disability........................................................................17
   5.5   If upon Death...........................................................................................17

ARTICLE VI. NON-EXCLUSIVITY OF RIGHTS............................................................................17
   6.1   Waiver of Other Severance Rights........................................................................17
   6.2   Other Rights............................................................................................17

ARTICLE VII. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY..........................................................18
   7.1   Gross-up for Certain Taxes..............................................................................18
   7.2   Determination by the Executive..........................................................................18
   7.3   Additional Gross-up Amounts.............................................................................19
   7.4   Gross-up Multiple.......................................................................................19
   7.5   Opinion of Counsel......................................................................................19
   7.6   Amount Increased or Contested...........................................................................20
   7.7   Refunds.................................................................................................21

ARTICLE VIII. EXPENSES AND INTEREST..............................................................................21
   8.1   Legal Fees and Other Expenses...........................................................................21
   8.2   Interest................................................................................................22

ARTICLE IX. NO SET-OFF OR MITIGATION.............................................................................22
   9.1   No Set-off or Defenses by Company.......................................................................22
   9.2   No Mitigation...........................................................................................22

ARTICLE X. CONFIDENTIALITY AND NONCOMPETITION....................................................................23
   10.1  Confidentiality.........................................................................................23
   10.2  Noncompetition/Nonsolicitation..........................................................................23
   10.3  Remedy..................................................................................................24

ARTICLE XI. MISCELLANEOUS........................................................................................24
   11.1  No Assignability........................................................................................24

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
   11.2  Successors..............................................................................................24
   11.3  Payments to Beneficiary.................................................................................24
   11.4  Non-alienation of Benefits..............................................................................25
   11.5  Severability............................................................................................25
   11.6  Amendments..............................................................................................25
   11.7  Notices.................................................................................................25
   11.8  Counterparts............................................................................................25
   11.9  Governing Law...........................................................................................25
   11.10 Captions................................................................................................25
   11.11 Tax Withholding.........................................................................................26
   11.12 Joint and Several Obligations...........................................................................26
   11.13 No Waiver...............................................................................................26
   11.14 Prior Agreement.........................................................................................26
   11.15 Entire Agreement........................................................................................26

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT


         THIS AGREEMENT dated as of October 13, 2000 is made among CHICAGO BRIDGE & IRON COMPANY N.V. ("CBICNV"), a Netherlands corporation, CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation ("CBIC"), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation ("CBICD" and, together with CBICNV and CBIC, the "Company"), each having its principal place of business in Plainfield, Illinois, and Stephen P. Crain (the "Executive"), a resident of Illinois.

                                   ARTICLE I.
                                    PURPOSES

         The Supervisory Board of CBICNV has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive, despite the possibility or occurrence of a change of control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened change of control, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a change of control which ensure that the expectations of the Executive will be satisfied and are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.

                                  ARTICLE II.
                               CERTAIN DEFINITIONS

         When used in this Agreement, the terms specified below shall have the following meanings:

         2.1 "Accrued Obligations" has the meaning defined for that term in
Section 5.3.

         2.2 "Agreement Term" means the period commencing on the date of this Agreement and ending on the date which is thirty-six (36) months following the date of this Agreement ("Expiration Date"); provided, however, that the Agreement Term shall be extended as follows: (a) if neither the Company nor the Executive gives written notice to the other pursuant to Section 11.7 that this Agreement shall not be renewed ("Notice of Nonrenewal") within two years from the date of this Agreement, the Agreement Term shall be extended to an Expiration Date which shall be the first annual anniversary of the date a Notice of Nonrenewal is given; (b) if an Imminent Control Change Date occurs before the Expiration Date (as it may be extended under clause (a) above), then no Notice of Nonrenewal shall thereafter be effective and the Agreement Term shall automatically extend to an Expiration Date which is twelve (12) months after the Imminent Change of Control Date, as further extended under the terms of this clause should another Imminent Change of Control Date occur prior to the Expiration Date as from time to time so extended, and (c) if a Change of Control occurs before the Expiration Date (as extended under clause (a) or (b) above or this clause (c)), the Expiration Date shall automatically be extended to the last day of the Post-Change Period as the Post-Change Period may be extended as provided in Section 2.22.

         2.3 "Affiliate" means an "affiliate" or "associate" as those terms are defined in Rule 12b-2 under the 1934 Act.

         2.4 "Article" means an article of this Agreement.

         2.5 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the 1934 Act.

         2.6 "Board" means the Supervisory Board of Chicago Bridge & Iron Company N.V.

         2.7 "Cause" has the meaning defined for that term in Section 4.3(b).

         2.8 "Change of Control" means, except as otherwise provided below, the occurrence of any of the following:

                  (a) any person (as such term is used in Rule 13d-5 of the SEC under the 1934 Act) or group (as such term is defined in Section 13(d) of the 1934 Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the Beneficial Owner of 25% or more of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD; provided, however, that (i) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 75% of both the common shares or common stock of such corporation and the combined voting power of the Voting Securities of such corporation are then beneficially owned, directly or indirectly, by the persons who were the Beneficial Owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD immediately before such acquisition, in substantially the same proportion as their ownership of the common shares and other Voting Securities of CBICNV, CBIC or CBICD, as the case may be, immediately before such acquisition; and (ii) once a Change of Control occurs under this subsection (a), the occurrence of the next Change of Control (if any) under this subsection (a) shall be determined by reference to a person or group other than the person or group whose acquisition of Beneficial Ownership created such prior Change of Control unless the original person or group has in the meantime ceased to own 25% or more of the common shares of all of CBICNV, CBIC or CBICD or other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of all of CBICNV, CBIC or CBICD; or

                  (b) individuals who, as of the date of this Agreement or as of any Effective Date thereafter, are Supervisory Directors of CBICNV (the "Incumbent Directors") cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) any individual who becomes a Supervisory Director after the Effective Date whose binding nomination for election to the Board by the general meeting of shareholders was approved by a vote or written consent of at least 75% of the

         Supervisory Directors who are then Incumbent Directors shall be considered an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of the SEC under the 1934 Act); and (ii) once a Change of Control occurs under this subsection (b), the occurrence of the next Change of Control (if any) under this subsection (b) shall be determined by reference to the individuals who were Incumbent Directors immediately after the Effective Date of such prior Change of Control; or

                  (c) approval by the Board, or by the shareholders of CBICNV, CBIC or CBICD, of any of the following:

                           (i) a merger, reorganization or consolidation of
                  CBICNV, CBIC or CBICD ("Merger"), other than a Merger after which the individuals and entities who were the respective beneficial owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger beneficially own, directly or indirectly, more than 75% of, respectively, the common shares or common stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger, in substantially the same proportion as their ownership of the common shares or common stock and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger, or

                           (ii) a sale or other disposition by any of CBICNV,
                  CBIC or CBICD of all or substantially all of the assets owned by it, or

                           (iii) any transaction as a result of which CBICNV
                  would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBIC or as a result of which CBIC would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBICD, unless after either such transaction CBICNV continues to own directly or indirectly substantially all of the pre-transaction assets of both CBIC and CBICD.

                  (d) if a Growth Transaction previously occurred, any Transaction Owner individually, or Transaction Owners collectively:

                           (i) materially breach(es) any provision of any
                  shareholder agreement to which CBICNV and such Transaction Owner(s) are parties that addresses the governance of CBICNV following the Growth Transaction; or

                           (ii) become(s) the Beneficial Owner of more than
                  66.5% of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing more than 66.5% of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended.

         2.10 "Deferral Plan" has the meaning defined for that term in Section 3.6.

         2.11 "Disability" has the meaning defined for that term in Section 4.1(b).

         2.12 "Effective Date" means each date on which a Change of Control occurs during the Agreement Term; provided, however, that if the Company terminates the Executive's employment before the date of a Change of Control, and if the Executive reasonably demonstrates that such termination of employment
(a) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or (b) otherwise arose in connection with or anticipation of the Change of Control, then "Effective Date" shall mean the date immediately before the date of such termination of employment.

         2.13 "Good Reason" has the meaning defined for that term in Section 4.4(b).

         2.14 "Gross-up Payment" has the meaning defined for that term in
Section 7.1.

         2.15 "Growth Transaction" means (i) the acquisition by Wedge Group Incorporated ("WGI"), a Delaware corporation, First Reserve Fund VIII, L.P. ("FRF"), a Delaware limited partnership, or Pitt-Des Moines, Inc. ("PDM"), a Pennsylvania corporation, or their Affiliates, of common shares or other Voting Securities of CBICNV as contemplated by an agreement with CBICNV for the acquisition by CBICNV or an Affiliate of Howe-Baker International, Inc. from WGI (the "HBI Transaction") or for the acquisition of the PDM Engineered Construction Division and Water Division from PDM (the "PDM Transaction"); (ii) the acquisition by a person (other than by public offering) of common shares or other Voting Securities of CBICNV from CBICNV as part of an arrangement for financing the HBI Transaction or the PDM Transaction; (iii) the acquisition by a person of common shares or other Voting Securities of CBICNV from a previous Transaction Owner if the person acquiring such common shares or other Voting Securities is or becomes a party to a Shareholder Agreement with CBICNV that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner; or (iv) a transfer of common shares or other Voting Securities of CBICNV from one Transaction Owner to another Transaction Owner if the acquiring Transaction Owner is subject with respect to such shares or other Voting Securities to either a preexisting Shareholder Agreement between CBICNV and the acquiring Transaction Owner or a Shareholder Agreement that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner. However, a "Growth Transaction" will not include any event described in Section 2.8(d).

         2.16 "Imminent Control Change Date" means any date on which occurs (a) a presentation to the Company's shareholders generally or any of the Company's directors or executive officers of a proposal or offer for a Change of Control, or (b) the public announcement (whether by advertisement, press release, press interview, public statement, SEC filing or otherwise) of a proposal or offer for a Change of Control, or (c) such proposal or offer remains effective and unrevoked.

         2.17 "IRS" means the Internal Revenue Service.

         2.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.

         2.19 "Notice of Termination" means a written notice given in accordance with Section 11.7 which sets forth (a) the specific termination provision in this Agreement relied upon by the party giving such notice, (b) in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under such termination provision and (c) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

         2.20 "Plans" means plans, programs, policies or practices of the Company or any of its Subsidiaries.

         2.21 "Policies" means policies, practices or procedures of the Company or any of its Subsidiaries.

         2.22 "Post-Change Period" means the period commencing on each Effective Date and ending on the third annual anniversary of such Effective Date. If a new Change of Control creates a new Effective Date during any current Post-Change Period, the Post-Change Period shall be extended to the third annual anniversary of such new Effective Date; and shall be further extended upon each new Effective Date during the Post-Change Period as extended.

         2.23 "Present Value" means the present value, determined using (a) the actuarial assumptions published by the Pension Benefit Guaranty Corporation ("PBGC") for determining immediate annuity values, as in effect on the first day of the calendar year in which any payment of present value is required, or (b) if no such actuarial assumptions are published by the PBGC, using the mortality assumptions of the UP-84 group mortality table and an interest rate assumption which is the lesser of (i) 75% of the current 30-year Treasury bond rate or (ii) the current 30-year Treasury bond rate minus 150 basis points.

         2.24 "SEC" means the Securities and Exchange Commission.

         2.25 "Section" means, unless the context otherwise requires, a section of this Agreement.

         2.26 "SERP" has the meaning defined for that term in Section 3.6.

         2.27 "Shareholder Agreement" means an agreement between CBICNV and a person that limits the ability of such person and its Affiliates to obtain and exercise control over the management and policies of the CBICNV.

         2.28 "Subsidiary" means a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and any partnership or limited liability company in which the Company or any Subsidiary has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of 50% or more.

         2.29 "Termination Date" means the date of receipt of the Notice of Termination or any later date specified in such notice (which date shall be not more than 15 days after the giving of such notice), as the case may be; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability, then the Termination Date shall be the date of receipt of such Notice of Termination and (b) if the Executive's employment is terminated by reason of death or Disability, then the Termination Date shall be the date of death of the Executive or the Disability Effective Date (as defined in Section 4.1(a)), as the case may be.

         2.30 "Transaction Owner" means a person who acquires common shares or other Voting Securities of CBICNV in a Growth Transaction, or any Affiliate of such person.

         2.31 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

                                  ARTICLE III.
                         POST-CHANGE PERIOD PROTECTIONS

         3.1 General. On the Effective Date and during the Post-Change Period thereafter the Company shall make the payments, provide the benefits and fulfill the other obligations required by this Article III. However, if, such Effective Date and Post-Change Period result solely from a Growth Transaction:

                  (a) Section 3.3(b) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to
         Section 5.1, and to the extent provided in Section 4.4(b)(iii) and as modified thereby, in determining the existence of Good Reason;

                  (b) clause (ii) of each of Sections 3.3(c) through 3.3(h) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1; but the aggregate value to the Executive of all Plans, fringe benefits and arrangements described in Sections 3.3(c) through 3.3(h) shall not be less favorable, in the aggregate, than the aggregate value to the Executive of such Plans, fringe benefits and arrangements provided by the Company to the Executive or peer executives at any time during the 90-day period immediately before such Effective Date; and

                  (c) Sections 3.4, 3.5, and 3.6 shall not apply on such Effective Date; but to the extent such vesting or payment is not otherwise required by Section 5.1, Sections 3.4, 3.5 and 3.6, shall apply to the Executive on the Termination Date (as if such Sections referred to the "Termination Date" instead of the "Effective Date") if during the Post-Change Period the Company shall terminate Executive's employment other than for Cause, or if the Executive shall terminate employment for Good Reason, or if employment terminates as a result of Disability or death.

         3.2 Position and Duties.

                  (a) During the Post-Change Period, (1) the Executive's position (including offices, titles, reporting requirements and responsibilities), authority and duties shall be at least commensurate in all material respects with the most significant of those held by, exercised by, or assigned to the Executive at any time during the 90-day period immediately before the Effective Date and (2) the Executive's services shall be performed at the location where the Executive was employed immediately before the Effective Date or any other location less than 40 miles from such former location.

                  (b) During the Post-Change Period (other than any periods of vacation, sick leave, disability leave or other family or medical leave to which the Executive is entitled), the Executive shall devote his or her full attention and time to the business and affairs of the Company and, to the extent necessary to discharge the duties assigned to the Executive in accordance with this Agreement, shall use his or her best efforts to perform such duties faithfully and efficiently. During the Post-Change Period, the Executive may (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures, fulfill speaking engagements or teach at educational institutions and (3) manage personal investments, so long as such activities are consistent with the Policies of the Company or its Subsidiaries at the Effective Date and do not significantly interfere with the performance of the Executive's duties under this Agreement. To the extent that any such activities have been conducted by the Executive before the Effective Date and were consistent with the Policies of the Company or its Subsidiaries at the Effective Date, the continued conduct of such activities (or activities similar in nature and scope) after the Effective Date shall not be deemed to interfere with the performance of the Executive's duties under this Agreement.

         3.3 Compensation.

                  (a) Base Salary. During the Post-Change Period, the Company shall pay or cause to be paid to the Executive an annual base salary in cash ("Guaranteed Base Salary"), which shall be paid in a manner consistent with the Company's payroll practices in effect immediately before the Effective Date for such Post-Change Period, at a rate at least equal to the highest rate of annual salary paid or payable to the Executive by the Company at any time during the 12-month period immediately before such Effective Date. During the Post-Change Period, the Guaranteed Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to other peer executives of the Company. Any increase in Guaranteed Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement. After any such increase, the Guaranteed Base Salary shall not be reduced and the term "Guaranteed Base Salary" shall thereafter refer to the increased amount.

                  (b) Guaranteed Bonus.

                           (i) During the Post-Change Period, the Company shall
                  pay or cause to be paid to the Executive a bonus (the "Guaranteed Bonus") for each Performance Period which ends during the Post-Change Period. "Performance Period" means each period of time designated in accordance with any bonus arrangement ("Bonus Plan") which is based upon performance and approved by the Board or by any committee of the Board. For purposes of this Section 3.3, a Bonus Plan includes, without limitation, the Company's Incentive Compensation Plan as in effect on the date hereof or any similar plan, but does not include the Company's 1997 or 1999 Long-Term Incentive Plan (an "LTIP") or any similar plan under which equity awards described Section 3.5 are granted, unless failure to consider the LTIP a Bonus Plan would leave the Company without any Bonus Plan covering Executive. The Guaranteed Bonus shall be at least equal to the product of (A) the greater of (i) the On Plan Percentage (as defined below), or (ii) the Actual Bonus Percentage (as defined below), multiplied by (B) the Guaranteed Base Salary.

                           (ii) For purposes of this Section 3.3(b):

                                    (A) "On Plan Percentage" means the
                                percentage of Guaranteed Base Salary to which the Executive would be entitled under the Bonus Plan(s) for the Performance Period for which the Guaranteed Bonus is awarded ("Current Performance Period") if performance achieved 100% of the target performance goals established pursuant to such Bonus Plan(s); or, if greater, the percentage of Guaranteed Base Salary to which Executive would have been entitled under the Bonus Plan(s) for the Performance Period ending immediately prior to the Post-Change Period if performance achieved 100% of the performance goals established pursuant to such Bonus Plan(s) for such prior Performance Period.

                                    (B) "Actual Bonus Percentage" means the
                                percentage of Guaranteed Base Salary for the Current Performance Period to which the Executive would be entitled under any Bonus Plan if the performance were measured by the actual performance during the Current Performance Period; provided, however, that for purposes of determining the Guaranteed Bonus for purposes of Sections 3.4 and 5.1(b), "Actual Bonus Percentage" means the percentage of Guaranteed Base Salary for the Performance Period during which the Effective Date (for purposes of Section 3.4) or Termination Date (for purposes of Section 5.1(b)) occurs to which the Executive would be entitled if the performance during such Performance Period were measured by the actual performance during the portion of such Performance Period before the Effective Date or the Termination Date (whichever is applicable), projected to the last day of such Performance Period.

                  (c) Incentive, Savings and Retirement Plans. During the Post-Change Period and notwithstanding the payment required by Section 3.6, (i) the Executive shall be entitled to continue to participate in all incentive (including long-term incentives and management stock plans), savings, deferred compensation, retirement and benefit restoration Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide the Executive with incentive (including long-term incentives and management stock benefits), savings, deferred compensation, retirement and benefit restoration benefits which, in any case, are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

                  (d) Welfare Benefit Plans. During the Post-Change Period, (i) the Executive and the Executive's family shall be eligible to participate in, and receive all benefits under, welfare benefit Plans (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, dependent life, accidental death and travel accident insurance Plans) provided by the Company and applicable to other peer executives of the Company and their families, but (ii) in no event shall such Plans provide benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

                  (e) Fringe Benefits. During the Post-Change Period, (i) the Executive shall be entitled to fringe benefits (including, without limitation, any foreign service travel and housing allowances for Executive and the Executive's family under Plans or Policies of the Company for foreign service) in accordance with the most favorable Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide fringe benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or peer executives under such Plans in effect at any time during the 90-day period immediately before any Effective Date.

                  (f) Expenses. During the Post-Change Period, (i) the Executive shall be entitled to prompt reimbursement of all reasonable employment-related expenses incurred by the Executive upon the Company's receipt of accountings in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

                  (g) Office and Support Staff. During the Post-Change Period,
         (i) the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

                  (h) Vacation. During the Post-Change Period, (i) the Executive shall be entitled to paid vacation in accordance with the most favorable Policies applicable to peer executives of the Company, but
         (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         3.4 Pro-Rata Bonus Payment.

         On each Effective Date the Company shall pay to Executive in a single lump sum in cash the product of (A) the Guaranteed Bonus for the Performance Period in which falls the Effective Date, multiplied by (B) a fraction, the numerator of which is the number of days in such Performance Period before the Effective Date, and the denominator of which is the total number of days in such Performance Period. The amount of Guaranteed Bonus for such Performance Period otherwise payable pursuant to Section 3.3(b), or otherwise payable pursuant to this Section 3.4 by reason of a later Change of Control in the same Performance Period, shall be reduced by any earlier payment made under this Section 3.4 for the same Performance Period.

         3.5 Equity Awards Vesting.

         On the Effective Date, the Executive shall become fully vested in:

                  (a) any and all outstanding options ("Options") to purchase common shares of the Company granted to Executive prior to the Effective Date under any Plan, contract or arrangement for Options, which Options shall become fully exercisable;

                  (b) any outstanding shares of restricted common shares of the Company regardless whether such restrictions are scheduled to lapse based on service or on performance or both ("Restricted Stock") awarded to Executive under any Plan, contract or arrangement for Restricted Stock; which shall become unrestricted and freely transferable; and

                  (c) any outstanding awards providing for the payment of a variable number of common shares of the Company dependent on the achievement of performance goals, or of an amount based on the fair market value of such shares or the appreciation thereof ("Performance Shares") awarded to Executive under any Plan, contract or arrangement for Performance Shares; and there shall be paid out in cash to Executive within 30 days following the Effective Date of the Change of Control the value of the Performance Shares to which Executive would have been entitled if performance achieved 100% of the target performance goals established for such Performance Shares.

         To the extent that for any reason such Options, Restricted Stock and Performance Shares do not become vested on the Effective Date, the Company shall pay Executive a cash amount equal to (i) the positive difference, if any, between the value of the shares of common stock subject to the Options that did not become vested (or, if greater, the value paid or to be paid in connection with the Change of Control to a holder of an equal number of shares of common stock ("Change of Control Value")) and the Option exercise price with respect to such shares, as of and on the date such Options are forfeited; plus (ii) the fair market value (determined without regard to any restriction other than a restriction which by its terms may never lapse) (or, if greater, the Change of Control Value) of all non-vested forfeited Restricted Stock and Performance Shares as of and on the date such Restricted Stock or Performance Shares are forfeited. Nothing in this Section 3.5 shall require the vesting, or payment, of equity awards granted after such Effective Date unless a new Effective Date has intervened

         3.6 Nonqualified Deferred Compensation.

         On the Effective Date Executive shall become fully vested in and the Company shall pay to Executive in a single lump sum in cash (1) the value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified deferred compensation, benefit restoration, excess benefit or other individual account plan, contract or arrangement for deferred compensation maintained by the Company under which benefits are calculated by reference to an individual account (a "Deferral Plan"), and (2) the Present Value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified supplemental executive retirement plan or other plan, contract or arrangement for retirement benefits maintained by the Company under which benefits are calculated by reference to a defined amount payable in connection with or after retirement or other termination of employment an (a "SERP").

                                  ARTICLE IV.
                            TERMINATION OF EMPLOYMENT

         4.1 Disability.

                  (a) During the Post-Change Period, the Company may terminate the Executive's employment upon the Executive's Disability (as defined in Section 4.1(b)) by giving the Executive or his legal representative, as applicable, Notice of Termination accompanied by a certification of the Executive's Disability by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative. The Executive's employment shall terminate effective on the 30th day (the "Disability Effective Date") after the Executive's receipt of such Notice of Termination unless, before the Disability Effective Date, the Executive shall have resumed the full-time performance of the Executive's duties.

                  (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders the Executive unable to perform the essential functions required under this Agreement with or without reasonable accommodation.

                  (c) Unless the Company establishes, by clear and convincing evidence, that Executive has a Disability, any purported termination of employment for Disability shall be deemed a termination other than for Disability for all purposes of this Agreement.

         4.2 Death. The Executive's employment shall terminate automatically upon the Executive's death during the Post-Change Period.

         4.3 Cause.

                  (a) During the Post-Change Period, the Company may terminate the Executive's employment for Cause.

                  (b) "Cause" means any of the following: Executive's conviction of a felony or of a crime involving fraud, dishonesty or moral turpitude; Executive's willful or intentional material breach of this Agreement that results in financial detriment that is material to the

         Company as a whole; or willful or intentional misconduct by Executive in the performance of his duties under this Agreement that results in financial detriment that is material to the Company as a whole; except that Cause shall not mean:

                           (i)   bad judgment or negligence;

                           (ii) any act or omission believed by the Executive in good faith to have been in or not opposed to the interest of the Company (without intent of the Executive to gain, directly or indirectly, a profit to which the Executive was not legally entitled);

                           (iii) any act or omission with respect to which a
                  determination could properly have been made by the Board that the Executive met the applicable standard of conduct for indemnification or reimbursement under the Company's by-laws, any applicable indemnification agreement, or applicable law, in each case in effect at the time of such act or omission; or

                           (iv) any act or omission with respect to which Notice of Termination is not given within 12 months after the earliest date on which any member of the Board, not a party to the act or omission, knew or should have known of such act or omission.

                  (c) The Company may not during the Post-Change Period terminate Executive's employment for Cause unless the following procedures are fully complied with:

                           (i) no fewer than 45 days prior to the Termination Date, the Company provides Executive with written notice (the "Notice of Consideration") of its intent to consider termination of Executive's employment for Cause, including a detailed description of the specific reasons which form the basis for such consideration;

                           (ii) if after providing Notice of Consideration, the Board may, by the affirmative vote of at least 80% of its members (excluding for this purpose Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events issuing the Notice of Consideration), suspend Executive with pay until a final determination pursuant to this Section has been made;

                           (iii) for a period of not less than 30 days after the
                  date Notice of Consideration is provided, Executive shall have the opportunity to appear before the Board, with or without legal representation, at Executive's election, to present arguments and evidence on his own behalf; and

                           (iv) following the presentation to the Board as provided in (3) above or Executive's failure to appear before the Board at a date and time specified in the Notice of Consideration (which date shall not be less than 30 days after the date the Notice of Consideration is provided), Executive may be terminated for Cause only if (i) the Board, by the affirmative vote of at least 80% of its members

                  (excluding Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events leading the Board to terminate Executive for Cause), determines that the actions or inactions of Executive specified in the Notice of Consideration occurred, that such actions or inactions constitute Cause, and that Executive's employment should accordingly be terminated for Cause; and (ii) the Board provides Executive with a written determination (a "Notice of Termination for Cause") setting forth in specific detail the basis of such Termination of Employment, which Notice of Termination for Cause shall be consistent with the reasons set forth in the Notice of Consideration.

         Unless the Company establishes, by clear and convincing evidence, both
(x) its full compliance with the substantive and procedural requirements of this Section prior to a termination of employment for Cause, and (y) that Executive's action or inaction specified in the Notice of Termination for Cause did occur and constituted Cause, any purported termination of employment for Cause shall be deemed a termination without Cause for all purposes of this Agreement.

         4.4 Good Reason.

                  (a) During the Post-Change Period, the Executive may terminate employment for Good Reason within 12 months following the Executive's actual knowledge of an act or omission which constitutes Good Reason; provided, however, that the Executive's failure to terminate within 12 months following Executive's actual knowledge of a particular act or omission which constitutes Good Reason shall not prevent Executive's termination for any other act or omission which constitutes Good Reason.

                  (b) "Good Reason" means any of the following:

                           (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including offices, titles, reporting requirements or responsibilities), authority or duties as prescribed by
                  Section 3.2(a)(1), or the Company's requiring the Executive to be based at any office or location other than the location described in Section 3.2(a)(2);or any other action by the Company which results in a diminution or other material adverse change in such position, authority or duties;

                           (ii) the failure to pay Guaranteed Base Salary in at least the amount prescribed by Section 3.2(a);

                           (iii) the failure to pay Guaranteed Bonus in at least
                  the amount prescribed by Section 3.3(b); provided, however, that if the Post-Change Period results solely from a Growth Transaction; Good Reason under this clause (iii) shall only be the failure to provide Executive with a bonus opportunity (including designation of target performance goals and percentage of Guaranteed Base Salary payable on achievement of target performance goals) no less favorable to

                  Executive than that provided by the Company to Executive for either of the two most recent Performance Periods beginning before such Growth Transaction;

                           (iv) the failure to provide any plan or fringe benefits or perquisites prescribed by Sections 3.3(c) through 3.3(h), as modified, if the Post-Change Period results solely from a Growth Transaction, by Section 3.1(b);

                           (v) any other failure by the Company to comply with any of the provisions of Article III;

                           (vi) any other material adverse change to the terms and conditions of the Executive's employment (whether or not also described in clauses (i) through (v) above);

                           (vii) the Board's giving Notice of Consideration pursuant to Section 4.3(c) (of the intent to consider terminating Executive for Cause) but failing to terminate Executive for Cause within a period of 90 days thereafter in compliance with all substantive and procedural requirements of
                  Section 4.3,

                           (viii) any purported termination by the Company of
                  the Executive's employment other than as expressly permitted by this Agreement (any such purported termination shall not be effective for any other purpose under this Agreement);

                           (ix) a failure by the Company to cause a successor, prior to or as of the date it becomes a successor, to assume and agree to perform this Agreement in accordance with the provisions of Section 11.2 hereof.

         Any determination by Executive that any of the foregoing events has occurred and constitutes "Good Reason" shall be conclusive and binding for all purposes unless the Company establishes by clear and convincing evidence that Executive did not have a reasonable basis for such a determination.

                  (c) Any termination of employment by the Executive for Good Reason shall be communicated to the Company by Notice of Termination. The passage of time not in excess of 12 months after the Executive has actual knowledge of an act or omission which constitutes Good Reason prior to delivery of Notice of Termination or a failure by the Executive to include in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive under this Agreement or preclude the Executive from asserting such fact or circumstance in enforcing rights under this Agreement.

                                   ARTICLE V.
                   OBLIGATIONS OF THE COMPANY UPON TERMINATION

         5.1 If by the Executive for Good Reason or by the Company Other Than for Cause or Disability. If, during the Post-Change Period, the Company shall terminate Executive's employment other than for Cause, Disability, or death or if the Executive shall terminate employment for Good Reason, the Company shall pay the Executive within five (5) days of the Termination Date (or if earlier within five (5) days of the last day Executive performed services for the Company as an Employee), in addition to all vested rights arising from the Executive's employment as specified in Article III, a cash amount equal to the sum of the amounts described in (a) through (g) below and the additional benefits described in (h) through (i) below:

                  (a) The Guaranteed Base Salary, any accrued vacation pay and business expenses incurred through the Termination Date, to the extent not previously paid to the Executive by the Company.

                  (b) The difference between (1) the product of (A) the Guaranteed Bonus, multiplied by (B) a fraction, the numerator of which is the number of days in the Termination Performance Period which elapsed before the Termination Date, and the denominator of which is the total number of days in the Termination Performance Period, and (2) the amount of any Guaranteed Bonus previously paid to the Executive by the Company with respect to the Termination Performance Period.

                  (c) The value of Executive's then-accrued benefits under any Deferral Plan plus the present value of Executive's then-accrued benefits under any SERP, determined without disregarding service and compensation before any Effective Date but then reduced by the amount, if any, previously paid to the Executive by the Company pursuant to
         Section 3.6.

                  (d) An amount equal to the product of (1) three (3.0), multiplied by (2) the sum of (A) the Guaranteed Base Salary and (B) the Guaranteed Bonus.

                  (e) An amount equal to the sum of the value of the unvested portion of the Executive's accounts or accrued benefits under any qualified plan maintained by the Company as of the Termination Date.

                  (f) The difference between (1) the amount that would be determined under Section 5.1(c) above if such amount were calculated (to the extent applicable in determining such amount) (A) as though the Executive continued to accrue benefits and be credited with service under the SERP for a period of three years after the Termination Date,
         (B) as though the Executive received compensation during each year of such three-year period equal to the sum of the Guaranteed Base Salary and the highest Guaranteed Bonus paid (or payable) to the Executive in the three calendar years preceding the Termination Date, (C) as though the Executive were three (3) years older than his age at the Termination Date, and (D) without disregarding service and compensation before the Termination Date; reduced by (2) the amount (if any) previously or simultaneously paid by the Company to the Executive pursuant to Sections 3.6 and 5.1(c).

                  (g) In addition to the foregoing amounts, the Company shall pay on behalf of Executive all fees and costs charged by the outplacement firm selected by the Executive to provide outplacement services or at the election of the Executive, an immediate cash payment equal to the fees and expenses such outplacement firm would charge but not in excess of 20% of the Guaranteed Base Salary.

                  (h) In addition to the foregoing payments, until the third annual anniversary of the Termination Date or such later date as any Plan of the Company may specify, the Company shall continue to provide to the Executive and the Executive's family welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, accidental death and travel accident insurance plans and programs) which are at least as favorable as the most favorable Plans of the Company applicable to other peer executives and their families as of the Termination Date, but which are in no event less favorable than the most favorable Plans of the Company applicable to other peer executives and their families during the 90-day period immediately before the Effective Date; and the cost of such welfare benefits to Executive shall not exceed the cost of such benefits to the Executive immediately before the Termination Date or, if less, the Effective Date.

                  (i) Beginning on the later of the third annual anniversary of the Termination Date or the date Executive attains age 50, and continuing until the death of the last to die of Executive and his or her spouse, the Company shall provide to the Executive and to Executive's family medical benefits which (1) until Executive attains age sixty-five (65) are at least as favorable as the most favorable medical Plans of the Company applicable to actively employed peer executives and that covered any active employee of the Company as of the Effective Date, and (2) from and after the date Executive attains age 65, are at least as favorable as the most favorable medical Plans of the Company applicable to eligible retired peer executives and that covered any retired employee as of the Effective Date; and the cost to Executive of such medical benefits for the period described in clause
         (1) shall not exceed the cost of such benefits to Executive immediately before the Termination Date or, if less, the Effective Date, and the cost to Executive of such medical benefits for the period described in clause (2) shall not exceed the cost of such benefits to any similarly situated eligible retiree of the Company immediately before the Termination Date or, if less, the Effective Date.

The Executive's rights under this Section 5.1 shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including without limitation continuation coverage required by Section 4980 of the Code or Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, for which purpose the date of the qualifying event shall not be earlier than the date specified in the first sentence of Section 5.1(i). However, if the Executive is covered under a medical, life, or disability insurance plan provided by a subsequent employer at equal or lesser cost to Executive than the cost to Executive of coverage under the corresponding Company plan required by Sections 5.1(i), then the benefits under the corresponding Company plan required by Sections 5.1(i) shall be secondary to the benefits under the subsequent employer's medical, life, or disability insurance plan.

         5.2 If by the Company for Cause. If the Company terminates the Executive's employment for Cause during the Post-Change Period pursuant to the procedures set forth in Section 4.3, this Agreement shall terminate without further obligation by the Company to the

Executive, other than the obligation immediately to pay the Executive in cash the Executive's Guaranteed Base Salary through the Termination Date, plus the amount of any compensation previously deferred by the Executive, plus any accrued vacation pay and business expenses incurred through the Termination Date, in each case to the extent not previously paid or reimbursed.

         5.3 If by the Executive Other Than for Good Reason. If the Executive terminates employment during the Post-Change Period other than for Good Reason, Disability or death, this Agreement shall terminate without further obligations by the Company, other than the obligation immediately to pay the Executive in cash all amounts specified in paragraphs (a), (b) and (c) of Section 5.1 (such amounts collectively, the "Accrued Obligations").

         5.4 If by the Company for Disability. If the Company terminates the Executive's employment by reason of the Executive's Disability during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive, other than:

                  (a) the Company's obligation immediately to pay the Executive in cash all Accrued Obligations, and

                  (b) the Executive's right after the Disability Effective Date to receive disability and other benefits at least equal to the greater of (i) those provided under the most favorable disability Plans applicable to disabled peer executives of the Company in effect immediately before the Termination Date or (ii) those provided under the most favorable disability Plans of the Company in effect at any time during the 90-day period immediately before the Effective Date.

         5.5 If upon Death. If the Executive's employment is terminated by reason of the Executive's death during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than the obligation immediately to pay the Executive's estate or beneficiary in cash all Accrued Obligations. Despite anything in this Agreement to the contrary, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to the surviving families of peer executives of the Company under such Plans, but in no event shall such Plans provide benefits which in each case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive under such Plans in effect at any time during the 90-day period immediately before the Effective Date.

                                  ARTICLE VI.
                            NON-EXCLUSIVITY OF RIGHTS

         6.1 Waiver of Other Severance Rights. To the extent that payments are made to the Executive pursuant to Section 5.1, the Executive hereby waives the right to receive severance payments under any other Plan or agreement of or with the Company.

         6.2 Other Rights. Except as provided in Section 6.1, this Agreement shall not prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company or any of its Subsidiaries and for which the Executive may qualify, nor shall this Agreement limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any Plan of the Company or any of its Subsidiaries and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

                                  ARTICLE VII.
                   CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

         7.1 Gross-up for Certain Taxes. If it is determined (by the reasonable computation of the Company's independent auditors, which determinations shall be certified to by such auditors and set forth in a written certificate ("Certificate") delivered to the Executive) that any benefit received or deemed received by the Executive from the Company pursuant to this Agreement or otherwise (collectively, the "Payments") is or will become subject to any excise tax under Section 4999 of the Code or any similar tax payable under any United States federal, state, local or other law (such excise tax and all such similar taxes collectively, "Excise Taxes"), then the Company shall, immediately after such determination, pay the Executive an amount (the "Gross-up Payment") equal to the product of

                  (a) the amount of such Excise Taxes

multiplied by

                  (b) the Gross-up Multiple (as defined in Section 7.4).

The Gross-up Payment is intended to compensate the Executive for the Excise Taxes and any federal, state, local or other income or excise taxes or other taxes payable by the Executive with respect to the Gross-up Payment.

         The Executive or the Company may at any time request the Company's independent auditors to prepare and deliver a Certificate to the Executive. The Company shall, in addition to complying with Section 7.2, cause all determinations and certifications under the Article to be made as soon as reasonably possible and in adequate time to permit the Executive to prepare and file the Executive's individual tax returns on a timely basis.

         7.2 Determination by the Executive.

                  (a) If the Company or its independent auditors shall fail to deliver a Certificate to the Executive (and to pay to the Executive the amount of the Gross-up Payment, if any) within 14 days after receipt from the Executive of a written request for a Certificate, or if at any time following receipt of a Certificate the Executive disputes the amount of the Gross-up Payment set forth therein, the Executive may elect to demand the payment of the amount which the Executive, in accordance with an Executive Counsel Opinion), (as defined in Section 7.5), determines to be the Gross-up Payment. Any such demand by the Executive shall be made by delivery to the Company of a written notice which specifies the Gross-up Payment determined by the Executive and an Executive Counsel

         Opinion regarding such Gross-up Payment (such written notice and opinion collectively, the "Executive's Determination"). Within 14 days after delivery of the Executive's Determination to the Company, the Company shall either (1) pay the Executive the Gross-up Payment set forth in the Executive's Determination (less the portion of such amount, if any, previously paid to the Executive by the Company) or (2) deliver to the Executive a Certificate specifying the Gross-up Payment determined by the Company's independent auditors, together with a Company Counsel Opinion (as defined in Section 7.5), and pay the Executive the Gross-up Payment specified in such Certificate. If for any reason the Company fails to comply with clause (2) of the preceding sentence, the Gross-up Payment specified in the Executive's Determination shall be controlling for all purposes.

                  (b) If the Executive does not make a request for, and the Company does not deliver to the Executive, a Certificate, the Company shall, for purposes of Section 7.3, be deemed to have determined that no Gross-up Payment is due.

         7.3 Additional Gross-up Amounts. If the amount of Excise Taxes payable by the Executive with respect to all Payments is determined (pursuant to the subsequently-enacted provisions of the Code, final regulations or published rulings of the IRS, final judgment of a court of competent jurisdiction or the Company's independent auditors) to be greater than the amount previously paid by the Company to the Executive pursuant to Section 7.1 or 7.2, as applicable, then the Company shall pay the Executive an amount (which shall also be deemed a Gross-up Payment) equal to the product of:

                  (a) the sum of (i) such additional Excise Taxes and (ii) any interest, fines, penalties, expenses or other costs incurred by the Executive as a result of having taken a position in accordance with a determination made pursuant to Section 7.1, multiplied by

                  (b) the Gross-up Multiple.

         7.4 Gross-up Multiple. The Gross-up Multiple shall equal the quotient (greater than one (1.0)) of one (1.0) divided by one (1.0) minus the sum, expressed as a decimal fraction, of the rates of all federal, state, local and other income and other taxes and any Excise Taxes applicable to the Gross-up Payment; provided that, if such sum exceeds 0.75, it shall be deemed equal to
0.75 for purposes of this computation. (If different rates of tax are applicable to various portions of a Gross-up Payment, the weighted average of such rates shall be used.)

         7.5 Opinion of Counsel. "Executive Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Executive that there is a reasonable basis to support a conclusion that the Gross-up Payment determined by the Executive has been calculated in accord with this Article and applicable law. "Company Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Company that (a) there is a reasonable basis to support a conclusion that the Gross-up Payment set forth of the Certificate of Company's independent auditors has been calculated in accord with this Article and applicable law, and
(b) there is no reasonable basis for the calculation of the Gross-up Payment determined by the Executive.

         7.6 Amount Increased or Contested. The Executive shall notify the Company in writing of any claim by the IRS or other taxing authority that, if successful, would require the payment by the Company of a Gross-up Payment. Such notice shall include the nature of such claim and the date on which such claim is due to be paid. The Executive shall give such notice as soon as practicable, but no later than 10 business days, after the Executive first obtains actual knowledge of such claim; provided, however, that any failure to give or delay in giving such notice shall affect the Company's obligations under this Article only if and to the extent that such failure results in actual prejudice to the Company. The Executive shall not pay such claim less than 30 days after the Executive gives such notice to the Company (or, if sooner, the date on which payment of such claim is due). If the Company notifies the Executive in writing before the expiration of such period that it desires to contest such claim, the Executive shall:

                  (a) give the Company any information that it reasonably requests relating to such claim,

                  (b) take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (c) cooperate with the Company in good faith to contest such claim, and

                  (d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax (to the extent not previously paid by the Company to the Executive) or income tax, including related interest and penalties, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing, the Company shall control all proceedings in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner. The Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify the Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. The Company's control of the contest shall be limited to issues with respect to which a Gross-up Payment would be payable. The Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the IRS or other taxing authority.

         7.7 Refunds. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 7.6) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such determination before the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 7.6.

                                 ARTICLE VIII.
                              EXPENSES AND INTEREST

         8.1 Legal Fees and Other Expenses.

                  (a) If the Executive incurs legal, accounting and other fees or other expenses in a good faith effort to obtain benefits under this Agreement (including, without limitation, the fees and other expenses of the Executive's legal counsel, any expert witness fees and expenses, and accounting and other fees and expenses, including legal and accounting fees and expenses in connection with the delivery of the Executive Counsel Opinion referred to in Article VII), regardless of whether the Executive ultimately prevails, the Company shall reimburse the Executive on a monthly basis upon the written request for such fees and expenses to the extent not previously reimbursed under the Company's officers and directors liability insurance policy, if any. Simultaneously with each such payment Company shall pay Executive an amount such that after payment of incremental United States federal, state and local income, excise and other taxes payable by Executive ("Taxes") with respect to such tax reimbursement, there remains a balance sufficient to pay the Taxes on the reimbursement of such fees and expenses. The existence of any controlling case or regulatory law which is directly inconsistent with the position taken by the Executive shall be evidence that the Executive did not act in good faith. Executive's payment of such fees and expenses shall be a conclusive determination with respect to the Company that such fees and expenses are reasonable.

                  (b) Reimbursement of legal fees and expenses shall be made monthly upon the written submission of a request for reimbursement together with evidence that such fees and expenses are due and payable or were paid by the Executive. If the Company shall have reimbursed the Executive for legal fees and expenses and it is later determined that the Executive was not acting in good faith, all amounts paid on behalf of, or reimbursed to, the Executive shall be promptly refunded to the Company.

                  (c) To secure its obligations under this Section 8.1 the Company shall procure and maintain in force during the Agreement Term and thereafter for one (1) year or if longer until the termination (by final judgment and after all rights of appeal have been exhausted or waived) of any litigation involving a good faith effort of an Executive to obtain benefits under this Agreement, a letter of credit and an escrow in favor of Executive (together with other executives similarly situated). The letter of credit shall be issued by a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), shall be in the aggregate amount of five hundred thousand dollars ($500,000) prior to July 1, 2001, and in the aggregate amount of two million dollars ($2,000,000) on and after July 1, 2001, and shall be substantially in the form of that attached (with its attached Annexes and Exhibits) to this Agreement as Exhibit A. The escrow shall be maintained in the state of Illinois under an escrow agreement with a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), and shall be substantially in the form of that attached (with its attached Exhibits) to this Agreement as Exhibit B.

         8.2 Interest. If the Company does not pay any amount due to the Executive under this Agreement within three days after such amount became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at a annual rate equal to two percent (2.0%) above the base commercial lending rate announced by the Company's principal revolving credit lender in effect from time to time during the period of such nonpayment; or, if the Company does not have a principal revolving credit lender, then at two percent (2.0%) above the prime rate of interest in effect from time to time during the period of such nonpayment, as reported from time to time in the Wall Street Journal; but in no case greater than the maximum rate of interest permitted by applicable law.

                                  ARTICLE IX.
                            NO SET-OFF OR MITIGATION

         9.1 No Set-off or Defenses by Company. The Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and shall not be subject to any set-off, counterclaim or legal or equitable defense. The exclusive method for the Company to avoid payments to the Executive under this Agreement, to the extent specified in this Agreement, is to terminate Executive's employment for Cause pursuant to Sections
4.3 and 5.2 of this Agreement. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against the Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by the Executive to enforce any rights against the Company under this Agreement.

         9.2 No Mitigation. The Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary, compensation or other amounts which may be paid or payable to the Executive as the result of the Executive's employment by another employer.

                                   ARTICLE X.
                       CONFIDENTIALITY AND NONCOMPETITION

         10.1 Confidentiality. Executive acknowledges that it is the policy of the Company and its subsidiaries to maintain as secret and confidential all valuable and unique information and techniques acquired, developed or used by the Company and its Subsidiaries relating to their business, operations, employees and customers, which gives the Company and its subsidiaries a competitive advantage in the construction and engineering industry and other businesses in which the Company and its subsidiaries are engaged ("Confidential Information"). Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Subsidiaries, and that disclosure of Confidential Information would cause damage to the Company and its Subsidiaries. Executive agrees that, except as required by the duties of his employment with the Company and/or its Subsidiaries and except in connection with enforcing the Executive's rights under this Agreement or if compelled by a court or governmental agency, he will not, without the consent of the Company, disseminate or otherwise disclose any Confidential Information obtained during his employment with the Company and/or its Subsidiaries for so long as such information is valuable and unique.

         10.2 Noncompetition/Nonsolicitation.

                  (a) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive will not at any time directly or indirectly, in any capacity, engage or participate in, or become employed by or render advisory or consulting or other services in connection with any Prohibited Business as defined in Section 10.2(d).

                  (b) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not make any financial investment, whether in the form of equity or debt, or own any interest, directly or indirectly, in any Prohibited Business. Nothing in this Section 10.2(b) shall, however, restrict Executive from making any investment in any company whose stock is listed on a national securities exchange or actively traded in the over-the-counter market; provided that (1) such investment does not give Executive the right or ability to control or influence the policy decisions of any Prohibited Business, and (2) such investment does not create a conflict of interest between Executive's duties hereunder and Executive's interest in such investment.

                  (c) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not (1) employ any employee of the Company and/or its Subsidiaries or (2) interfere with the Company's or any of its

         Subsidiaries' relationship with, or endeavor to entice away from the Company and/or its Subsidiaries any person, firm, corporation, or other business organization who or which at any time (whether before or after the date of Executive's termination of employment), was an employee, customer, vendor or supplier of, or maintained a business relationship with, any business of the Company and/or its Subsidiaries which was conducted at any time during the period commencing one year prior to the termination of employment.

                  (d) For the purpose of this Section 10.2, "Prohibited Business" shall be defined as any construction and engineering business specializing in the engineering and design, materials procurement, fabrication, erection, repair and modification of steel tanks and other steel plate structures and associated systems and any branch, office or operation thereof, which is a direct and material competitor of the Company wherever the Company does business, including the Netherlands, the United States and any other country.

         10.3 Remedy. Executive and the Company specifically agree that, in the event that Executive shall breach his obligations under this Article X, the Company and its Subsidiaries will suffer irreparable injury and no adequate remedy for such breach, and shall be entitled to injunctive relief therefor, and in particular, without limiting the generality of the foregoing, the Company shall not be precluded from pursuing any and all remedies it may have at law or in equity for breach of such obligations; provided, however, that such breach shall not in any manner or degree whatsoever limit, reduce or otherwise affect the obligations of the Company under this Agreement, and in no event shall an asserted breach of the Executive's obligations under this Article X constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                                  ARTICLE XI.
                                 MISCELLANEOUS

         11.1 No Assignability. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

         11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement. Any successor to the business and/or assets of the Company which assumes and agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement.

         11.3 Payments to Beneficiary. If the Executive dies before receiving amounts to which the Executive is entitled under this Agreement, such amounts shall be paid as soon as administratively practicable in a lump sum to the beneficiary designated in writing by the Executive, or if none is so designated, to the Executive's estate.

         11.4 Non-alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

         11.5 Severability. If any one or more articles, sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

         11.6 Amendments. Except as provided in Section 2.2 hereof, this Agreement shall not be altered, amended or modified except by written instrument executed by the Company and Executive.

         11.7 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                   If to the Executive:

                   Mr. Stephen P. Crain
                   1507 Grommon Road
                   Naperville, Illinois  60565

                   If to the Company (including any or all of CBICNV, CBIC or CBICD):

                   Chicago Bridge & Iron Company
                   1501 North Division Street
                   Plainfield, Illinois  60544
                   Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

         11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         11.9 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to its choice of law principles.

         11.10 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.

         11.11 Tax Withholding. The Company may withhold from any amounts payable under this Agreement any federal, state or local taxes that are required to be withheld pursuant to any applicable law or regulation.

         11.12 Joint and Several Obligations. The obligations of the Company under this Agreement are joint and several obligations of CBICNV, CBIC and CBICD; provided, however, that each of CBICNV, CBIC and CBICD may agree between themselves but without adversely affecting the rights of the Executive which of them shall provide any particular payment or benefit under this Agreement.

         11.13 No Waiver. The Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

         11.14 Prior Agreement. The Change of Control Severance Agreement dated March 4, 1999, between CBIC and the Executive is hereby terminated effective on the date of this Agreement.

         11.15 Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to its subject matter and supercedes any prior change of control severance agreement and any Change of Control severance benefit provisions in any prior employment agreement between the Company and the Executive.

         IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.



                                              EXECUTIVE



                                              /s/ Stephen P. Crain
                                              ----------------------------------
                                              Stephen P. Crain




                                              CHICAGO BRIDGE & IRON COMPANY N.V.


                                              By: /s/ Gerald M. Glenn
                                                  ------------------------------
                                              Title: Managing Director
                                                    ----------------------------




                                              CHICAGO BRIDGE & IRON COMPANY


                                              By: /s/ Robert B. Jordan
                                                  ------------------------------
                                              Title:
                                                    ----------------------------




                                              CHICAGO BRIDGE & IRON COMPANY
                                              (DELAWARE)


                                              By: /s/  Timothy J. Wiggins
                                                  ------------------------------
                                              Title:
                                                    ----------------------------

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----

ARTICLE I. PURPOSES...............................................................................................1

ARTICLE II. CERTAIN DEFINITIONS...................................................................................1
   2.1    "Accrued Obligations"...................................................................................1
   2.2    "Agreement Term"........................................................................................1
   2.3    "Affiliate".............................................................................................2
   2.4    "Article"...............................................................................................2
   2.5    "Beneficial Owner"......................................................................................2
   2.6    "Board".................................................................................................2
   2.7    "Cause".................................................................................................2
   2.8    "Change of Control".....................................................................................2
   2.9    "Code"..................................................................................................3
   2.10   "Deferral Plan".........................................................................................3
   2.11   "Disability"............................................................................................4
   2.12   "Effective Date"........................................................................................4
   2.13   "Good Reason"...........................................................................................4
   2.14   "Gross-up Payment"......................................................................................4
   2.15   "Growth Transaction"....................................................................................4
   2.16   "Imminent Control Change Date"..........................................................................4
   2.17   "IRS"...................................................................................................4
   2.18   "1934 Act"..............................................................................................4
   2.19   "Notice of Termination".................................................................................4
   2.20   "Plans".................................................................................................5
   2.21   "Policies" .............................................................................................5
   2.22   "Post-Change Period"....................................................................................5
   2.23   "Present Value".........................................................................................5
   2.24   "SEC"...................................................................................................5
   2.25   "Section"...............................................................................................5
   2.26   "SERP"..................................................................................................5
   2.27   "Shareholder Agreement".................................................................................5
   2.28   "Subsidiary"............................................................................................5
   2.29   "Termination Date"......................................................................................5
   2.30   "Transaction Owner".....................................................................................6
   2.31   "Voting Securities".....................................................................................6

ARTICLE III. POST-CHANGE PERIOD PROTECTIONS.......................................................................6
   3.1    General.................................................................................................6
   3.2    Position and Duties.....................................................................................6
   3.3    Compensation............................................................................................7
   3.4    Pro-Rata Bonus Payment..................................................................................9
   3.5    Equity Awards Vesting..................................................................................10
   3.6    Nonqualified Deferred Compensation.....................................................................10

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                PAGE
                                                                                                                ----
ARTICLE IV. TERMINATION OF EMPLOYMENT............................................................................11
   4.1    Disability.............................................................................................11
   4.2    Death..................................................................................................11
   4.3    Cause..................................................................................................11
   4.4    Good Reason............................................................................................13

ARTICLE V. OBLIGATIONS OF THE COMPANY UPON TERMINATION...........................................................14
   5.1    If  by the Executive for Good Reason or by the Company Other Than for Cause or Disability..............14
   5.2    If by the Company for Cause............................................................................16
   5.3    If by the Executive Other Than for Good Reason.........................................................17
   5.4    If by the Company for Disability.......................................................................17
   5.5    If upon Death..........................................................................................17

ARTICLE VI. NON-EXCLUSIVITY OF RIGHTS............................................................................17
   6.1    Waiver of Other Severance Rights.......................................................................17
   6.2    Other Rights...........................................................................................17

ARTICLE VII. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY..........................................................18
   7.1    Gross-up for Certain Taxes.............................................................................18
   7.2    Determination by the Executive.........................................................................18
   7.3    Additional Gross-up Amounts............................................................................19
   7.4    Gross-up Multiple......................................................................................19
   7.5    Opinion of Counsel.....................................................................................19
   7.6    Amount Increased or Contested..........................................................................20
   7.7    Refunds................................................................................................21

ARTICLE VIII. EXPENSES AND INTEREST..............................................................................21
   8.1    Legal Fees and Other Expenses..........................................................................21
   8.2    Interest...............................................................................................22

ARTICLE IX. NO SET-OFF OR MITIGATION.............................................................................22
   9.1    No Set-off or Defenses by Company......................................................................22
   9.2    No Mitigation..........................................................................................22

ARTICLE X. CONFIDENTIALITY AND NONCOMPETITION....................................................................23
   10.1   Confidentiality........................................................................................23
   10.2   Noncompetition/Nonsolicitation.........................................................................23
   10.3   Remedy.................................................................................................24

ARTICLE XI. MISCELLANEOUS........................................................................................24
   11.1   No Assignability.......................................................................................24

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                PAGE
                                                                                                                ----
   11.2   Successors.............................................................................................24
   11.3   Payments to Beneficiary................................................................................24
   11.4   Non-alienation of Benefits.............................................................................25
   11.5   Severability...........................................................................................25
   11.6   Amendments.............................................................................................25
   11.7   Notices................................................................................................25
   11.8   Counterparts...........................................................................................25
   11.9   Governing Law..........................................................................................25
   11.10  Captions...............................................................................................25
   11.11  Tax Withholding........................................................................................26
   11.12  Joint and Several Obligations..........................................................................26
   11.13  No Waiver..............................................................................................26
   11.14  Prior Agreement........................................................................................26
   11.15  Entire Agreement.......................................................................................26

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT


     THIS AGREEMENT dated as of October 13, 2000 is made among CHICAGO BRIDGE & IRON COMPANY N.V. ("CBICNV"), a Netherlands corporation, CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation ("CBIC"), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation ("CBICD" and, together with CBICNV and CBIC, the "Company"), each having its principal place of business in Plainfield, Illinois, and Stephen M. Duffy (the "Executive"), a resident of Illinois.

                                   ARTICLE I.
                                    PURPOSES

     The Supervisory Board of CBICNV has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive, despite the possibility or occurrence of a change of control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened change of control, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a change of control which ensure that the expectations of the Executive will be satisfied and are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.

                                   ARTICLE II.
                               CERTAIN DEFINITIONS

     When used in this Agreement, the terms specified below shall have the following meanings:

     2.1 "Accrued Obligations" has the meaning defined for that term in Section 5.3.

     2.2 "Agreement Term" means the period commencing on the date of this Agreement and ending on the date which is thirty-six (36) months following the date of this Agreement ("Expiration Date"); provided, however, that the Agreement Term shall be extended as follows: (a) if neither the Company nor the Executive gives written notice to the other pursuant to Section 11.7 that this Agreement shall not be renewed ("Notice of Nonrenewal") within two years from the date of this Agreement, the Agreement Term shall be extended to an Expiration Date which shall be the first annual anniversary of the date a Notice of Nonrenewal is given; (b) if an Imminent Control Change Date occurs before the Expiration Date (as it may be extended under clause (a) above), then no Notice of Nonrenewal shall thereafter be effective and the Agreement Term shall automatically extend to an Expiration Date which is twelve (12) months after the Imminent Change of Control Date, as further extended under the terms of this clause should another Imminent Change of Control Date occur prior to the Expiration Date as from time to time so extended, and (c) if a Change of Control occurs before the Expiration Date (as extended under clause (a) or (b) above or this clause (c)), the Expiration Date shall automatically be extended to the last day of the Post-Change Period as the Post-Change Period may be extended as provided in Section 2.22.

     2.3 "Affiliate" means an "affiliate" or "associate" as those terms are defined in Rule 12b-2 under the 1934 Act.


     2.4 "Article" means an article of this Agreement.

     2.5 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the 1934 Act.

     2.6 "Board" means the Supervisory Board of Chicago Bridge & Iron Company
N.V.

     2.7 "Cause" has the meaning defined for that term in Section 4.3(b).

     2.8 "Change of Control" means, except as otherwise provided below, the occurrence of any of the following:

         (a) any person (as such term is used in Rule 13d-5 of the SEC under the 1934 Act) or group (as such term is defined in Section 13(d) of the 1934
     Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the Beneficial Owner of 25% or more of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD; provided, however, that (i) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 75% of both the common shares or common stock of such corporation and the combined voting power of the Voting Securities of such corporation are then beneficially owned, directly or indirectly, by the persons who were the Beneficial Owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD immediately before such acquisition, in substantially the same proportion as their ownership of the common shares and other Voting Securities of CBICNV, CBIC or CBICD, as the case may be, immediately before such acquisition; and (ii) once a Change of Control occurs under this subsection (a), the occurrence of the next Change of Control (if any) under this subsection (a) shall be determined by reference to a person or group other than the person or group whose acquisition of Beneficial Ownership created such prior Change of Control unless the original person or group has in the meantime ceased to own 25% or more of the common shares of all of CBICNV, CBIC or CBICD or other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of all of CBICNV, CBIC or CBICD; or

         (b) individuals who, as of the date of this Agreement or as of any Effective Date thereafter, are Supervisory Directors of CBICNV (the "Incumbent Directors") cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) any individual who becomes a Supervisory Director after the Effective Date whose binding nomination for election to the Board by the general meeting of shareholders was approved by a vote or written consent of at least 75% of the

     Supervisory Directors who are then Incumbent Directors shall be considered an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of the SEC under the 1934 Act); and (ii) once a Change of Control occurs under this subsection
     (b), the occurrence of the next Change of Control (if any) under this subsection (b) shall be determined by reference to the individuals who were Incumbent Directors immediately after the Effective Date of such prior Change of Control; or

         (c) approval by the Board, or by the shareholders of CBICNV, CBIC or CBICD, of any of the following:

              (i) a merger, reorganization or consolidation of CBICNV, CBIC or CBICD ("Merger"), other than a Merger after which the individuals and entities who were the respective beneficial owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger beneficially own, directly or indirectly, more than 75% of, respectively, the common shares or common stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger, in substantially the same proportion as their ownership of the common shares or common stock and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger, or

              (ii) a sale or other disposition by any of CBICNV, CBIC or CBICD of all or substantially all of the assets owned by it, or

              (iii) any transaction as a result of which CBICNV would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBIC or as a result of which CBIC would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBICD, unless after either such transaction CBICNV continues to own directly or indirectly substantially all of the pre-transaction assets of both CBIC and CBICD.

         (d) if a Growth Transaction previously occurred, any Transaction Owner individually, or Transaction Owners collectively:

              (i) materially breach(es) any provision of any shareholder agreement to which CBICNV and such Transaction Owner(s) are parties that addresses the governance of CBICNV following the Growth Transaction; or

              (ii) become(s) the Beneficial Owner of more than 66.5% of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing more than 66.5% of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD.

     2.9  "Code" means the Internal Revenue Code of 1986, as amended.

     2.10 "Deferral Plan" has the meaning defined for that term in Section 3.6.

     2.11 "Disability" has the meaning defined for that term in Section 4.1(b).

     2.12 "Effective Date" means each date on which a Change of Control occurs during the Agreement Term; provided, however, that if the Company terminates the Executive's employment before the date of a Change of Control, and if the Executive reasonably demonstrates that such termination of employment (a) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or (b) otherwise arose in connection with or anticipation of the Change of Control, then "Effective Date" shall mean the date immediately before the date of such termination of employment.

     2.13 "Good Reason" has the meaning defined for that term in Section 4.4(b).

     2.14 "Gross-up Payment" has the meaning defined for that term in Section
7.1.

     2.15 "Growth Transaction" means (i) the acquisition by Wedge Group Incorporated ("WGI"), a Delaware corporation, First Reserve Fund VIII, L.P. ("FRF"), a Delaware limited partnership, or Pitt-Des Moines, Inc. ("PDM"), a Pennsylvania corporation, or their Affiliates, of common shares or other Voting Securities of CBICNV as contemplated by an agreement with CBICNV for the acquisition by CBICNV or an Affiliate of Howe-Baker International, Inc. from WGI (the "HBI Transaction") or for the acquisition of the PDM Engineered Construction Division and Water Division from PDM (the "PDM Transaction"); (ii) the acquisition by a person (other than by public offering) of common shares or other Voting Securities of CBICNV from CBICNV as part of an arrangement for financing the HBI Transaction or the PDM Transaction; (iii) the acquisition by a person of common shares or other Voting Securities of CBICNV from a previous Transaction Owner if the person acquiring such common shares or other Voting Securities is or becomes a party to a Shareholder Agreement with CBICNV that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner; or (iv) a transfer of common shares or other Voting Securities of CBICNV from one Transaction Owner to another Transaction Owner if the acquiring Transaction Owner is subject with respect to such shares or other Voting Securities to either a preexisting Shareholder Agreement between CBICNV and the acquiring Transaction Owner or a Shareholder Agreement that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner. However, a "Growth Transaction" will not include any event described in Section 2.8(d).

     2.16 "Imminent Control Change Date" means any date on which occurs (a) a presentation to the Company's shareholders generally or any of the Company's directors or executive officers of a proposal or offer for a Change of Control, or (b) the public announcement (whether by advertisement, press release, press interview, public statement, SEC filing or otherwise) of a proposal or offer for a Change of Control, or (c) such proposal or offer remains effective and unrevoked.

     2.17 "IRS" means the Internal Revenue Service.

     2.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2.19 "Notice of Termination" means a written notice given in accordance with Section 11.7 which sets forth (a) the specific termination provision in this Agreement relied upon by the party giving such notice, (b) in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under such termination provision and (c) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

     2.20 "Plans" means plans, programs, policies or practices of the Company or any of its Subsidiaries.

     2.21 "Policies" means policies, practices or procedures of the Company or any of its Subsidiaries.

     2.22 "Post-Change Period" means the period commencing on each Effective Date and ending on the third annual anniversary of such Effective Date. If a new Change of Control creates a new Effective Date during any current Post-Change Period, the Post-Change Period shall be extended to the third annual anniversary of such new Effective Date; and shall be further extended upon each new Effective Date during the Post-Change Period as extended.

     2.23 "Present Value" means the present value, determined using (a) the actuarial assumptions published by the Pension Benefit Guaranty Corporation ("PBGC") for determining immediate annuity values, as in effect on the first day of the calendar year in which any payment of present value is required, or (b) if no such actuarial assumptions are published by the PBGC, using the mortality assumptions of the UP-84 group mortality table and an interest rate assumption which is the lesser of (i) 75% of the current 30-year Treasury bond rate or (ii) the current 30-year Treasury bond rate minus 150 basis points.

     2.24 "SEC" means the Securities and Exchange Commission.

     2.25 "Section" means, unless the context otherwise requires, a section of this Agreement.

     2.26 "SERP" has the meaning defined for that term in Section 3.6.

     2.27 "Shareholder Agreement" means an agreement between CBICNV and a person that limits the ability of such person and its Affiliates to obtain and exercise control over the management and policies of the CBICNV.

     2.28 "Subsidiary" means a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and any partnership or limited liability company in which the Company or any Subsidiary has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of 50% or more.

     2.29 "Termination Date" means the date of receipt of the Notice of Termination or any later date specified in such notice (which date shall be not more than 15 days after the giving of such notice), as the case may be; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability, then the Termination Date shall be the date of receipt of such Notice of Termination and (b) if the Executive's employment is terminated by reason of death or Disability, then the Termination Date shall be the date of death

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

of the Executive or the Disability Effective Date (as defined in Section 4.1(a)), as the case may be.

     2.30 "Transaction Owner" means a person who acquires common shares or other Voting Securities of CBICNV in a Growth Transaction, or any Affiliate of such person.

     2.31 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

                                  ARTICLE III.
                         POST-CHANGE PERIOD PROTECTIONS

     3.1 General. On the Effective Date and during the Post-Change Period thereafter the Company shall make the payments, provide the benefits and fulfill the other obligations required by this Article III. However, if , such Effective Date and Post-Change Period result solely from a Growth Transaction:

         (a) Section 3.3(b) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1, and to the extent provided in Section 4.4(b)(iii) and as modified thereby, in determining the existence of Good Reason;

         (b) clause (ii) of each of Sections 3.3(c) through 3.3(h) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1; but the aggregate value to the Executive of all Plans, fringe benefits and arrangements described in Sections 3.3(c) through 3.3(h) shall not be less favorable, in the aggregate, than the aggregate value to the Executive of such Plans, fringe benefits and arrangements provided by the Company to the Executive or peer executives at any time during the 90-day period immediately before such Effective Date; and

         (c) Sections 3.4, 3.5, and 3.6 shall not apply on such Effective Date; but to the extent such vesting or payment is not otherwise required by
     Section 5.1, Sections 3.4, 3.5 and 3.6, shall apply to the Executive on the Termination Date (as if such Sections referred to the "Termination Date" instead of the "Effective Date") if during the Post-Change Period the Company shall terminate Executive's employment other than for Cause, or if the Executive shall terminate employment for Good Reason, or if employment terminates as a result of Disability or death.

     3.2 Position and Duties.

         (a) During the Post-Change Period, (1) the Executive's position (including offices, titles, reporting requirements and responsibilities), authority and duties shall be at least commensurate in all material respects with the most significant of those held by, exercised by, or assigned to the Executive at any time during the 90-day period immediately before the Effective Date and (2) the Executive's services shall be performed at the location where the Executive was employed immediately before the Effective Date or any other location less than 40 miles from such former location.


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

         (b) During the Post-Change Period (other than any periods of vacation, sick leave, disability leave or other family or medical leave to which the Executive is entitled), the Executive shall devote his or her full attention and time to the business and affairs of the Company and, to the extent necessary to discharge the duties assigned to the Executive in accordance with this Agreement, shall use his or her best efforts to perform such duties faithfully and efficiently. During the Post-Change Period, the Executive may (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures, fulfill speaking engagements or teach at educational institutions and (3) manage personal investments, so long as such activities are consistent with the Policies of the Company or its Subsidiaries at the Effective Date and do not significantly interfere with the performance of the Executive's duties under this Agreement. To the extent that any such activities have been conducted by the Executive before the Effective Date and were consistent with the Policies of the Company or its Subsidiaries at the Effective Date, the continued conduct of such activities (or activities similar in nature and scope) after the Effective Date shall not be deemed to interfere with the performance of the Executive's duties under this Agreement.

     3.3 Compensation.

         (a) Base Salary. During the Post-Change Period, the Company shall pay or cause to be paid to the Executive an annual base salary in cash ("Guaranteed Base Salary"), which shall be paid in a manner consistent with the Company's payroll practices in effect immediately before the Effective Date for such Post-Change Period, at a rate at least equal to the highest rate of annual salary paid or payable to the Executive by the Company at any time during the 12-month period immediately before such Effective Date. During the Post-Change Period, the Guaranteed Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to other peer executives of the Company. Any increase in Guaranteed Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement. After any such increase, the Guaranteed Base Salary shall not be reduced and the term "Guaranteed Base Salary" shall thereafter refer to the increased amount.

         (b) Guaranteed Bonus.

              (i) During the Post-Change Period, the Company shall pay or cause to be paid to the Executive a bonus (the "Guaranteed Bonus") for each Performance Period which ends during the Post-Change Period. "Performance Period" means each period of time designated in accordance with any bonus arrangement ("Bonus Plan") which is based upon performance and approved by the Board or by any committee of the Board. For purposes of this Section 3.3, a Bonus Plan includes, without limitation, the Company's Incentive Compensation Plan as in effect on the date hereof or any similar plan, but does not include the Company's 1997 or 1999 Long-Term Incentive Plan (an "LTIP") or any similar plan under which equity awards described Section 3.5 are granted, unless failure to consider the LTIP a Bonus Plan would leave the Company without any Bonus Plan covering Executive. The Guaranteed Bonus shall be at least equal to the product


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

         of (A) the greater of (i) the On Plan Percentage (as defined below), or
         (ii) the Actual Bonus Percentage (as defined below), multiplied by (B) the Guaranteed Base Salary.

              (ii) For purposes of this Section 3.3(b):

                        (A) "On Plan Percentage" means the percentage of
                   Guaranteed Base Salary to which the Executive would be entitled under the Bonus Plan(s) for the Performance Period for which the Guaranteed Bonus is awarded ("Current Performance Period") if performance achieved 100% of the target performance goals established pursuant to such Bonus Plan(s); or, if greater, the percentage of Guaranteed Base Salary to which Executive would have been entitled under the Bonus Plan(s) for the Performance Period ending immediately prior to the Post-Change Period if performance achieved 100% of the performance goals established pursuant to such Bonus Plan(s) for such prior Performance Period.

                        (B) "Actual Bonus Percentage" means the percentage of
                   Guaranteed Base Salary for the Current Performance Period to which the Executive would be entitled under any Bonus Plan if the performance were measured by the actual performance during the Current Performance Period; provided, however, that for purposes of determining the Guaranteed Bonus for purposes of Sections 3.4 and 5.1(b), "Actual Bonus Percentage" means the percentage of Guaranteed Base Salary for the Performance Period during which the Effective Date (for purposes of Section 3.4) or Termination Date (for purposes of Section 5.1(b)) occurs to which the Executive would be entitled if the performance during such Performance Period were measured by the actual performance during the portion of such Performance Period before the Effective Date or the Termination Date (whichever is applicable), projected to the last day of such Performance Period.

         (c) Incentive, Savings and Retirement Plans. During the Post-Change Period and notwithstanding the payment required by Section 3.6, (i) the Executive shall be entitled to continue to participate in all incentive (including long-term incentives and management stock plans), savings, deferred compensation, retirement and benefit restoration Plans provided by the Company and applicable to other peer executives of the Company, but
     (ii) in no event shall such Plans provide the Executive with incentive (including long-term incentives and management stock benefits), savings, deferred compensation, retirement and benefit restoration benefits which, in any case, are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.


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

         (d) Welfare Benefit Plans. During the Post-Change Period, (i) the Executive and the Executive's family shall be eligible to participate in, and receive all benefits under, welfare benefit Plans (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, dependent life, accidental death and travel accident insurance Plans) provided by the Company and applicable to other peer executives of the Company and their families, but (ii) in no event shall such Plans provide benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

         (e) Fringe Benefits. During the Post-Change Period, (i) the Executive shall be entitled to fringe benefits (including, without limitation, any foreign service travel and housing allowances for Executive and the Executive's family under Plans or Policies of the Company for foreign service) in accordance with the most favorable Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide fringe benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or peer executives under such Plans in effect at any time during the 90-day period immediately before any Effective Date.

         (f) Expenses. During the Post-Change Period, (i) the Executive shall be entitled to prompt reimbursement of all reasonable employment-related expenses incurred by the Executive upon the Company's receipt of accountings in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         (g) Office and Support Staff. During the Post-Change Period, (i) the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         (h) Vacation. During the Post-Change Period, (i) the Executive shall be entitled to paid vacation in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

     3.4 Pro-Rata Bonus Payment.


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

     On each Effective Date the Company shall pay to Executive in a single lump sum in cash the product of (A) the Guaranteed Bonus for the Performance Period in which falls the Effective Date, multiplied by (B) a fraction, the numerator of which is the number of days in such Performance Period before the Effective Date, and the denominator of which is the total number of days in such Performance Period. The amount of Guaranteed Bonus for such Performance Period otherwise payable pursuant to Section 3.3(b), or otherwise payable pursuant to this Section 3.4 by reason of a later Change of Control in the same Performance Period, shall be reduced by any earlier payment made under this Section 3.4 for the same Performance Period.

     3.5 Equity Awards Vesting.

     On the Effective Date, the Executive shall become fully vested in:

         (a) any and all outstanding options ("Options") to purchase common shares of the Company granted to Executive prior to the Effective Date under any Plan, contract or arrangement for Options, which Options shall become fully exercisable;

         (b) any outstanding shares of restricted common shares of the Company regardless whether such restrictions are scheduled to lapse based on service or on performance or both ("Restricted Stock") awarded to Executive under any Plan, contract or arrangement for Restricted Stock; which shall become unrestricted and freely transferable; and

         (c) any outstanding awards providing for the payment of a variable number of common shares of the Company dependent on the achievement of performance goals, or of an amount based on the fair market value of such shares or the appreciation thereof ("Performance Shares") awarded to Executive under any Plan, contract or arrangement for Performance Shares; and there shall be paid out in cash to Executive within 30 days following the Effective Date of the Change of Control the value of the Performance Shares to which Executive would have been entitled if performance achieved 100% of the target performance goals established for such Performance Shares.

     To the extent that for any reason such Options, Restricted Stock and Performance Shares do not become vested on the Effective Date, the Company shall pay Executive a cash amount equal to (i) the positive difference, if any, between the value of the shares of common stock subject to the Options that did not become vested (or, if greater, the value paid or to be paid in connection with the Change of Control to a holder of an equal number of shares of common stock ("Change of Control Value")) and the Option exercise price with respect to such shares, as of and on the date such Options are forfeited; plus (ii) the fair market value (determined without regard to any restriction other than a restriction which by its terms may never lapse) (or, if greater, the Change of Control Value) of all non-vested forfeited Restricted Stock and Performance Shares as of and on the date such Restricted Stock or Performance Shares are forfeited. Nothing in this Section 3.5 shall require the vesting, or payment, of equity awards granted after such Effective Date unless a new Effective Date has intervened

     3.6 Nonqualified Deferred Compensation.



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

     On the Effective Date Executive shall become fully vested in and the Company shall pay to Executive in a single lump sum in cash (1) the value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified deferred compensation, benefit restoration, excess benefit or other individual account plan, contract or arrangement for deferred compensation maintained by the Company under which benefits are calculated by reference to an individual account (a "Deferral Plan"), and (2) the Present Value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified supplemental executive retirement plan or other plan, contract or arrangement for retirement benefits maintained by the Company under which benefits are calculated by reference to a defined amount payable in connection with or after retirement or other termination of employment an (a "SERP").

                                  ARTICLE IV.
                            TERMINATION OF EMPLOYMENT

     4.1 Disability.

         (a) During the Post-Change Period, the Company may terminate the Executive's employment upon the Executive's Disability (as defined in Section 4.1(b)) by giving the Executive or his legal representative, as applicable, Notice of Termination accompanied by a certification of the Executive's Disability by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative. The Executive's employment shall terminate effective on the 30th day (the "Disability Effective Date") after the Executive's receipt of such Notice of Termination unless, before the Disability Effective Date, the Executive shall have resumed the full-time performance of the Executive's duties.

         (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders the Executive unable to perform the essential functions required under this Agreement with or without reasonable accommodation.

         (c) Unless the Company establishes, by clear and convincing evidence, that Executive has a Disability, any purported termination of employment for Disability shall be deemed a termination other than for Disability for all purposes of this Agreement.

     4.2 Death. The Executive's employment shall terminate automatically upon the Executive's death during the Post-Change Period.

     4.3 Cause.

         (a) During the Post-Change Period, the Company may terminate the Executive's employment for Cause.

         (b) "Cause" means any of the following: Executive's conviction of a felony or of a crime involving fraud, dishonesty or moral turpitude; Executive's willful or intentional material breach of this Agreement that results in financial detriment that is material to the



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

     Company as a whole; or willful or intentional misconduct by Executive in the performance of his duties under this Agreement that results in financial detriment that is material to the Company as a whole; except that Cause shall not mean:

              (i) bad judgment or negligence;

              (ii) any act or omission believed by the Executive in good faith to have been in or not opposed to the interest of the Company (without intent of the Executive to gain, directly or indirectly, a profit to which the Executive was not legally entitled);

              (iii) any act or omission with respect to which a determination could properly have been made by the Board that the Executive met the applicable standard of conduct for indemnification or reimbursement under the Company's by-laws, any applicable indemnification agreement, or applicable law, in each case in effect at the time of such act or omission; or

              (iv) any act or omission with respect to which Notice of Termination is not given within 12 months after the earliest date on which any member of the Board, not a party to the act or omission, knew or should have known of such act or omission.

         (c) The Company may not during the Post-Change Period terminate Executive's employment for Cause unless the following procedures are fully complied with:

              (i) no fewer than 45 days prior to the Termination Date, the Company provides Executive with written notice (the "Notice of Consideration") of its intent to consider termination of Executive's employment for Cause, including a detailed description of the specific reasons which form the basis for such consideration;

              (ii) if after providing Notice of Consideration, the Board may, by the affirmative vote of at least 80% of its members (excluding for this purpose Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events issuing the Notice of Consideration), suspend Executive with pay until a final determination pursuant to this Section has been made;

              (iii) for a period of not less than 30 days after the date Notice of Consideration is provided, Executive shall have the opportunity to appear before the Board, with or without legal representation, at Executive's election, to present arguments and evidence on his own behalf; and

              (iv) following the presentation to the Board as provided in (3) above or Executive's failure to appear before the Board at a date and time specified in the Notice of Consideration (which date shall not be less than 30 days after the date the Notice of Consideration is provided), Executive may be terminated for Cause only if (i) the Board, by the affirmative vote of at least 80% of its members



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


         (excluding Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events leading the Board to terminate Executive for Cause), determines that the actions or inactions of Executive specified in the Notice of Consideration occurred, that such actions or inactions constitute Cause, and that Executive's employment should accordingly be terminated for Cause; and (ii) the Board provides Executive with a written determination (a "Notice of Termination for Cause") setting forth in specific detail the basis of such Termination of Employment, which Notice of Termination for Cause shall be consistent with the reasons set forth in the Notice of Consideration.

     Unless the Company establishes, by clear and convincing evidence, both (x) its full compliance with the substantive and procedural requirements of this Section prior to a termination of employment for Cause, and (y) that Executive's action or inaction specified in the Notice of Termination for Cause did occur and constituted Cause, any purported termination of employment for Cause shall be deemed a termination without Cause for all purposes of this Agreement.

     4.4 Good Reason.

         (a) During the Post-Change Period, the Executive may terminate employment for Good Reason within 12 months following the Executive's actual knowledge of an act or omission which constitutes Good Reason; provided, however, that the Executive's failure to terminate within 12 months following Executive's actual knowledge of a particular act or omission which constitutes Good Reason shall not prevent Executive's termination for any other act or omission which constitutes Good Reason.

         (b) "Good Reason" means any of the following:

              (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including offices, titles, reporting requirements or responsibilities), authority or duties as prescribed by Section 3.2(a)(1), or the Company's requiring the Executive to be based at any office or location other than the location described in Section 3.2(a)(2);or any other action by the Company which results in a diminution or other material adverse change in such position, authority or duties;

              (ii) the failure to pay Guaranteed Base Salary in at least the amount prescribed by Section 3.2(a);

              (iii) the failure to pay Guaranteed Bonus in at least the amount prescribed by Section 3.3(b); provided, however, that if the Post-Change Period results solely from a Growth Transaction; Good Reason under this clause (iii) shall only be the failure to provide Executive with a bonus opportunity (including designation of target performance goals and percentage of Guaranteed Base Salary payable on achievement of target performance goals) no less favorable to

         Executive than that provided by the Company to Executive for either of the two most recent Performance Periods beginning before such Growth Transaction;

              (iv) the failure to provide any plan or fringe benefits or perquisites prescribed by Sections 3.3(c) through 3.3(h), as modified, if the Post-Change Period results solely from a Growth Transaction, by
         Section 3.1(b);

              (v) any other failure by the Company to comply with any of the provisions of Article III;

              (vi) any other material adverse change to the terms and conditions of the Executive's employment (whether or not also described in clauses
         (i) through (v) above);

              (vii) the Board's giving Notice of Consideration pursuant to
         Section 4.3(c) (of the intent to consider terminating Executive for Cause) but failing to terminate Executive for Cause within a period of 90 days thereafter in compliance with all substantive and procedural requirements of Section 4.3,

              (viii) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement (any such purported termination shall not be effective for any other purpose under this Agreement);

              (ix) a failure by the Company to cause a successor, prior to or as of the date it becomes a successor, to assume and agree to perform this Agreement in accordance with the provisions of Section 11.2 hereof.

     Any determination by Executive that any of the foregoing events has occurred and constitutes "Good Reason" shall be conclusive and binding for all purposes unless the Company establishes by clear and convincing evidence that Executive did not have a reasonable basis for such a determination.

         (c) Any termination of employment by the Executive for Good Reason shall be communicated to the Company by Notice of Termination. The passage of time not in excess of 12 months after the Executive has actual knowledge of an act or omission which constitutes Good Reason prior to delivery of Notice of Termination or a failure by the Executive to include in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive under this Agreement or preclude the Executive from asserting such fact or circumstance in enforcing rights under this Agreement.

                                   ARTICLE V.
                   OBLIGATIONS OF THE COMPANY UPON TERMINATION

     5.1 If by the Executive for Good Reason or by the Company Other Than for Cause or Disability. If, during the Post-Change Period, the Company shall terminate Executive's


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

employment other than for Cause, Disability, or death or if the Executive shall terminate employment for Good Reason, the Company shall pay the Executive within five (5) days of the Termination Date (or if earlier within five (5) days of the last day Executive performed services for the Company as an Employee), in addition to all vested rights arising from the Executive's employment as specified in Article III, a cash amount equal to the sum of the amounts described in (a) through (g) below and the additional benefits described in (h) through (i) below:

         (a) The Guaranteed Base Salary, any accrued vacation pay and business expenses incurred through the Termination Date, to the extent not previously paid to the Executive by the Company.

         (b) The difference between (1) the product of (A) the Guaranteed Bonus, multiplied by (B) a fraction, the numerator of which is the number of days in the Termination Performance Period which elapsed before the Termination Date, and the denominator of which is the total number of days in the Termination Performance Period, and (2) the amount of any Guaranteed Bonus previously paid to the Executive by the Company with respect to the Termination Performance Period.

         (c) The value of Executive's then-accrued benefits under any Deferral Plan plus the present value of Executive's then-accrued benefits under any SERP, determined without disregarding service and compensation before any Effective Date but then reduced by the amount, if any, previously paid to the Executive by the Company pursuant to Section 3.6.

         (d) An amount equal to the product of (1) three (3.0), multiplied by
     (2) the sum of (A) the Guaranteed Base Salary and (B) the Guaranteed Bonus.

         (e) An amount equal to the sum of the value of the unvested portion of the Executive's accounts or accrued benefits under any qualified plan maintained by the Company as of the Termination Date.

         (f) The difference between (1) the amount that would be determined under Section 5.1(c) above if such amount were calculated (to the extent applicable in determining such amount) (A) as though the Executive continued to accrue benefits and be credited with service under the SERP for a period of three years after the Termination Date, (B) as though the Executive received compensation during each year of such three-year period equal to the sum of the Guaranteed Base Salary and the highest Guaranteed Bonus paid (or payable) to the Executive in the three calendar years preceding the Termination Date, (C) as though the Executive were three (3) years older than his age at the Termination Date, and (D) without disregarding service and compensation before the Termination Date; reduced by (2) the amount (if any) previously or simultaneously paid by the Company to the Executive pursuant to Sections 3.6 and 5.1(c).

         (g) In addition to the foregoing amounts, the Company shall pay on behalf of Executive all fees and costs charged by the outplacement firm selected by the Executive to provide outplacement services or at the election of the Executive, an immediate cash


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

     payment equal to the fees and expenses such outplacement firm would charge but not in excess of 20% of the Guaranteed Base Salary.

         (h) In addition to the foregoing payments, until the third annual anniversary of the Termination Date or such later date as any Plan of the Company may specify, the Company shall continue to provide to the Executive and the Executive's family welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, accidental death and travel accident insurance plans and programs) which are at least as favorable as the most favorable Plans of the Company applicable to other peer executives and their families as of the Termination Date, but which are in no event less favorable than the most favorable Plans of the Company applicable to other peer executives and their families during the 90-day period immediately before the Effective Date; and the cost of such welfare benefits to Executive shall not exceed the cost of such benefits to the Executive immediately before the Termination Date or, if less, the Effective Date.

         (i) Beginning on the later of the third annual anniversary of the Termination Date or the date Executive attains age 50, and continuing until the death of the last to die of Executive and his or her spouse, the Company shall provide to the Executive and to Executive's family medical benefits which (1) until Executive attains age sixty-five (65) are at least as favorable as the most favorable medical Plans of the Company applicable to actively employed peer executives and that covered any active employee of the Company as of the Effective Date, and (2) from and after the date Executive attains age 65, are at least as favorable as the most favorable medical Plans of the Company applicable to eligible retired peer executives and that covered any retired employee as of the Effective Date; and the cost to Executive of such medical benefits for the period described in clause (1) shall not exceed the cost of such benefits to Executive immediately before the Termination Date or, if less, the Effective Date, and the cost to Executive of such medical benefits for the period described in clause (2) shall not exceed the cost of such benefits to any similarly situated eligible retiree of the Company immediately before the Termination Date or, if less, the Effective Date.

The Executive's rights under this Section 5.1 shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including without limitation continuation coverage required by Section 4980 of the Code or Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, for which purpose the date of the qualifying event shall not be earlier than the date specified in the first sentence of Section 5.1(i). However, if the Executive is covered under a medical, life, or disability insurance plan provided by a subsequent employer at equal or lesser cost to Executive than the cost to Executive of coverage under the corresponding Company plan required by Sections 5.1(i), then the benefits under the corresponding Company plan required by Sections 5.1(i) shall be secondary to the benefits under the subsequent employer's medical, life, or disability insurance plan.

     5.2 If by the Company for Cause. If the Company terminates the Executive's employment for Cause during the Post-Change Period pursuant to the procedures set forth in Section 4.3, this Agreement shall terminate without further obligation by the Company to the


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

Executive, other than the obligation immediately to pay the Executive in cash the Executive's Guaranteed Base Salary through the Termination Date, plus the amount of any compensation previously deferred by the Executive, plus any accrued vacation pay and business expenses incurred through the Termination Date, in each case to the extent not previously paid or reimbursed.

     5.3 If by the Executive Other Than for Good Reason. If the Executive terminates employment during the Post-Change Period other than for Good Reason, Disability or death, this Agreement shall terminate without further obligations by the Company, other than the obligation immediately to pay the Executive in cash all amounts specified in paragraphs (a), (b) and (c) of Section 5.1 (such amounts collectively, the "Accrued Obligations").

     5.4 If by the Company for Disability. If the Company terminates the Executive's employment by reason of the Executive's Disability during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive, other than:

         (a) the Company's obligation immediately to pay the Executive in cash all Accrued Obligations, and

         (b) the Executive's right after the Disability Effective Date to receive disability and other benefits at least equal to the greater of (i) those provided under the most favorable disability Plans applicable to disabled peer executives of the Company in effect immediately before the Termination Date or (ii) those provided under the most favorable disability Plans of the Company in effect at any time during the 90-day period immediately before the Effective Date.

     5.5 If upon Death. If the Executive's employment is terminated by reason of the Executive's death during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than the obligation immediately to pay the Executive's estate or beneficiary in cash all Accrued Obligations. Despite anything in this Agreement to the contrary, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to the surviving families of peer executives of the Company under such Plans, but in no event shall such Plans provide benefits which in each case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive under such Plans in effect at any time during the 90-day period immediately before the Effective Date.

                                  ARTICLE VI.
                            NON-EXCLUSIVITY OF RIGHTS

     6.1 Waiver of Other Severance Rights. To the extent that payments are made to the Executive pursuant to Section 5.1, the Executive hereby waives the right to receive severance payments under any other Plan or agreement of or with the Company.

     6.2 Other Rights. Except as provided in Section 6.1, this Agreement shall not prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company or any of its Subsidiaries and for which the Executive may


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

qualify, nor shall this Agreement limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any Plan of the Company or any of its Subsidiaries and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

                                  ARTICLE VII.
                   CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

     7.1 Gross-up for Certain Taxes. If it is determined (by the reasonable computation of the Company's independent auditors, which determinations shall be certified to by such auditors and set forth in a written certificate ("Certificate") delivered to the Executive) that any benefit received or deemed received by the Executive from the Company pursuant to this Agreement or otherwise (collectively, the "Payments") is or will become subject to any excise tax under Section 4999 of the Code or any similar tax payable under any United States federal, state, local or other law (such excise tax and all such similar taxes collectively, "Excise Taxes"), then the Company shall, immediately after such determination, pay the Executive an amount (the "Gross-up Payment") equal to the product of

         (a) the amount of such Excise Taxes

multiplied by

         (b) the Gross-up Multiple (as defined in Section 7.4).

The Gross-up Payment is intended to compensate the Executive for the Excise Taxes and any federal, state, local or other income or excise taxes or other taxes payable by the Executive with respect to the Gross-up Payment.

     The Executive or the Company may at any time request the Company's independent auditors to prepare and deliver a Certificate to the Executive. The Company shall, in addition to complying with Section 7.2, cause all determinations and certifications under the Article to be made as soon as reasonably possible and in adequate time to permit the Executive to prepare and file the Executive's individual tax returns on a timely basis.

     7.2 Determination by the Executive.

         (a) If the Company or its independent auditors shall fail to deliver a Certificate to the Executive (and to pay to the Executive the amount of the Gross-up Payment, if any) within 14 days after receipt from the Executive of a written request for a Certificate, or if at any time following receipt of a Certificate the Executive disputes the amount of the Gross-up Payment set forth therein, the Executive may elect to demand the payment of the amount which the Executive, in accordance with an Executive Counsel Opinion), (as defined in Section 7.5), determines to be the Gross-up Payment. Any such demand by the Executive shall be made by delivery to the Company of a written notice which specifies the Gross-up Payment determined by the Executive and an Executive Counsel


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

     Opinion regarding such Gross-up Payment (such written notice and opinion collectively, the "Executive's Determination"). Within 14 days after delivery of the Executive's Determination to the Company, the Company shall either (1) pay the Executive the Gross-up Payment set forth in the Executive's Determination (less the portion of such amount, if any, previously paid to the Executive by the Company) or (2) deliver to the Executive a Certificate specifying the Gross-up Payment determined by the Company's independent auditors, together with a Company Counsel Opinion (as defined in Section 7.5), and pay the Executive the Gross-up Payment specified in such Certificate. If for any reason the Company fails to comply with clause (2) of the preceding sentence, the Gross-up Payment specified in the Executive's Determination shall be controlling for all purposes.

         (b) If the Executive does not make a request for, and the Company does not deliver to the Executive, a Certificate, the Company shall, for purposes of Section 7.3, be deemed to have determined that no Gross-up Payment is due.

     7.3 Additional Gross-up Amounts. If the amount of Excise Taxes payable by the Executive with respect to all Payments is determined (pursuant to the subsequently-enacted provisions of the Code, final regulations or published rulings of the IRS, final judgment of a court of competent jurisdiction or the Company's independent auditors) to be greater than the amount previously paid by the Company to the Executive pursuant to Section 7.1 or 7.2, as applicable, then the Company shall pay the Executive an amount (which shall also be deemed a Gross-up Payment) equal to the product of:

         (a) the sum of (i) such additional Excise Taxes and (ii) any interest, fines, penalties, expenses or other costs incurred by the Executive as a result of having taken a position in accordance with a determination made pursuant to Section 7.1, multiplied by

         (b) the Gross-up Multiple.

     7.4 Gross-up Multiple. The Gross-up Multiple shall equal the quotient (greater than one (1.0)) of one (1.0) divided by one (1.0) minus the sum, expressed as a decimal fraction, of the rates of all federal, state, local and other income and other taxes and any Excise Taxes applicable to the Gross-up Payment; provided that, if such sum exceeds 0.75, it shall be deemed equal to
0.75 for purposes of this computation. (If different rates of tax are applicable to various portions of a Gross-up Payment, the weighted average of such rates shall be used.)

     7.5 Opinion of Counsel. "Executive Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Executive that there is a reasonable basis to support a conclusion that the Gross-up Payment determined by the Executive has been calculated in accord with this Article and applicable law. "Company Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Company that (a) there is a reasonable basis to support a conclusion that the Gross-up Payment set forth of the Certificate of Company's independent


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

auditors has been calculated in accord with this Article and applicable law, and
(b) there is no reasonable basis for the calculation of the Gross-up Payment determined by the Executive.

     7.6 Amount Increased or Contested. The Executive shall notify the Company in writing of any claim by the IRS or other taxing authority that, if successful, would require the payment by the Company of a Gross-up Payment. Such notice shall include the nature of such claim and the date on which such claim is due to be paid. The Executive shall give such notice as soon as practicable, but no later than 10 business days, after the Executive first obtains actual knowledge of such claim; provided, however, that any failure to give or delay in giving such notice shall affect the Company's obligations under this Article only if and to the extent that such failure results in actual prejudice to the Company. The Executive shall not pay such claim less than 30 days after the Executive gives such notice to the Company (or, if sooner, the date on which payment of such claim is due). If the Company notifies the Executive in writing before the expiration of such period that it desires to contest such claim, the Executive shall:

         (a) give the Company any information that it reasonably requests relating to such claim,

         (b) take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

         (c) cooperate with the Company in good faith to contest such claim, and

         (d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax (to the extent not previously paid by the Company to the Executive) or income tax, including related interest and penalties, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing, the Company shall control all proceedings in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner. The Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify the Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. The Company's control of the contest shall be limited to issues with respect to which a Gross-up Payment would be payable. The Executive


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

shall be entitled to settle or contest, as the case may be, any other issue raised by the IRS or other taxing authority.

     7.7 Refunds. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 7.6) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such determination before the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 7.6.

                                  ARTICLE VIII.
                              EXPENSES AND INTEREST

     8.1 Legal Fees and Other Expenses.

         (a) If the Executive incurs legal, accounting and other fees or other expenses in a good faith effort to obtain benefits under this Agreement (including, without limitation, the fees and other expenses of the Executive's legal counsel, any expert witness fees and expenses, and accounting and other fees and expenses, including legal and accounting fees and expenses in connection with the delivery of the Executive Counsel Opinion referred to in Article VII), regardless of whether the Executive ultimately prevails, the Company shall reimburse the Executive on a monthly basis upon the written request for such fees and expenses to the extent not previously reimbursed under the Company's officers and directors liability insurance policy, if any. Simultaneously with each such payment Company shall pay Executive an amount such that after payment of incremental United States federal, state and local income, excise and other taxes payable by Executive ("Taxes") with respect to such tax reimbursement, there remains a balance sufficient to pay the Taxes on the reimbursement of such fees and expenses. The existence of any controlling case or regulatory law which is directly inconsistent with the position taken by the Executive shall be evidence that the Executive did not act in good faith. Executive's payment of such fees and expenses shall be a conclusive determination with respect to the Company that such fees and expenses are reasonable.

         (b) Reimbursement of legal fees and expenses shall be made monthly upon the written submission of a request for reimbursement together with evidence that such fees and expenses are due and payable or were paid by the Executive. If the Company shall have reimbursed the Executive for legal fees and expenses and it is later determined that the Executive was not acting in good faith, all amounts paid on behalf of, or reimbursed to, the Executive shall be promptly refunded to the Company.


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

         (c) To secure its obligations under this Section 8.1 the Company shall procure and maintain in force during the Agreement Term and thereafter for one (1) year or if longer until the termination (by final judgment and after all rights of appeal have been exhausted or waived) of any litigation involving a good faith effort of an Executive to obtain benefits under this Agreement, a letter of credit and an escrow in favor of Executive (together with other executives similarly situated). The letter of credit shall be issued by a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), shall be in the aggregate amount of five hundred thousand dollars ($500,000) prior to July 1, 2001, and in the aggregate amount of two million dollars $2,000,000) on and after July 1, 2001, and shall be substantially in the form of that attached (with its attached Annexes and Exhibits) to this Agreement as Exhibit A. The escrow shall be maintained in the state of Illinois under an escrow agreement with a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), and shall be substantially in the form of that attached (with its attached Exhibits) to this Agreement as Exhibit B.

     8.2 Interest. If the Company does not pay any amount due to the Executive under this Agreement within three days after such amount became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at a annual rate equal to two percent (2.0%) above the base commercial lending rate announced by the Company's principal revolving credit lender in effect from time to time during the period of such nonpayment; or, if the Company does not have a principal revolving credit lender, then at two percent (2.0%) above the prime rate of interest in effect from time to time during the period of such nonpayment, as reported from time to time in the Wall Street Journal; but in no case greater than the maximum rate of interest permitted by applicable law.

                                   ARTICLE IX.
                            NO SET-OFF OR MITIGATION

     9.1 No Set-off or Defenses by Company. The Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and shall not be subject to any set-off, counterclaim or legal or equitable defense. The exclusive method for the Company to avoid payments to the Executive under this Agreement, to the extent specified in this Agreement, is to terminate Executive's employment for Cause pursuant to Sections
4.3 and 5.2 of this Agreement. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against the Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by the Executive to enforce any rights against the Company under this Agreement.

     9.2 No Mitigation. The Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary,


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

compensation or other amounts which may be paid or payable to the Executive as the result of the Executive's employment by another employer.

                                   ARTICLE X.
                       CONFIDENTIALITY AND NONCOMPETITION

     10.1 Confidentiality. Executive acknowledges that it is the policy of the Company and its subsidiaries to maintain as secret and confidential all valuable and unique information and techniques acquired, developed or used by the Company and its Subsidiaries relating to their business, operations, employees and customers, which gives the Company and its subsidiaries a competitive advantage in the construction and engineering industry and other businesses in which the Company and its subsidiaries are engaged ("Confidential Information"). Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Subsidiaries, and that disclosure of Confidential Information would cause damage to the Company and its Subsidiaries. Executive agrees that, except as required by the duties of his employment with the Company and/or its Subsidiaries and except in connection with enforcing the Executive's rights under this Agreement or if compelled by a court or governmental agency, he will not, without the consent of the Company, disseminate or otherwise disclose any Confidential Information obtained during his employment with the Company and/or its Subsidiaries for so long as such information is valuable and unique.

     10.2 Noncompetition/Nonsolicitation.

         (a) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive will not at any time directly or indirectly, in any capacity, engage or participate in, or become employed by or render advisory or consulting or other services in connection with any Prohibited Business as defined in Section 10.2(d).

         (b) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not make any financial investment, whether in the form of equity or debt, or own any interest, directly or indirectly, in any Prohibited Business. Nothing in this Section 10.2(b) shall, however, restrict Executive from making any investment in any company whose stock is listed on a national securities exchange or actively traded in the over-the-counter market; provided that (1) such investment does not give Executive the right or ability to control or influence the policy decisions of any Prohibited Business, and (2) such investment does not create a conflict of interest between Executive's duties hereunder and Executive's interest in such investment.

         (c) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not (1) employ any employee of the Company and/or its Subsidiaries or (2) interfere with the Company's or any of its


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

     Subsidiaries' relationship with, or endeavor to entice away from the Company and/or its Subsidiaries any person, firm, corporation, or other business organization who or which at any time (whether before or after the date of Executive's termination of employment), was an employee, customer, vendor or supplier of, or maintained a business relationship with, any business of the Company and/or its Subsidiaries which was conducted at any time during the period commencing one year prior to the termination of employment.

         (d) For the purpose of this Section 10.2, "Prohibited Business" shall be defined as any construction and engineering business specializing in the engineering and design, materials procurement, fabrication, erection, repair and modification of steel tanks and other steel plate structures and associated systems and any branch, office or operation thereof, which is a direct and material competitor of the Company wherever the Company does business, including the Netherlands, the United States and any other country.

     10.3 Remedy. Executive and the Company specifically agree that, in the event that Executive shall breach his obligations under this Article X, the Company and its Subsidiaries will suffer irreparable injury and no adequate remedy for such breach, and shall be entitled to injunctive relief therefor, and in particular, without limiting the generality of the foregoing, the Company shall not be precluded from pursuing any and all remedies it may have at law or in equity for breach of such obligations; provided, however, that such breach shall not in any manner or degree whatsoever limit, reduce or otherwise affect the obligations of the Company under this Agreement, and in no event shall an asserted breach of the Executive's obligations under this Article X constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                                   ARTICLE XI.
                                  MISCELLANEOUS

     11.1 No Assignability. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

     11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement. Any successor to the business and/or assets of the Company which assumes and agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement.

     11.3 Payments to Beneficiary. If the Executive dies before receiving amounts to which the Executive is entitled under this Agreement, such amounts shall be paid as soon as administratively practicable in a lump sum to the beneficiary designated in writing by the Executive, or if none is so designated, to the Executive's estate.

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

     11.4 Non-alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

     11.5 Severability. If any one or more articles, sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

     11.6 Amendments. Except as provided in Section 2.2 hereof, this Agreement shall not be altered, amended or modified except by written instrument executed by the Company and Executive.

     11.7 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

             If to the Executive:

             Mr. Stephen M. Duffy
             15117 Ginger Creek Lane
             Orland Park, Illinois  60467

             If to the Company (including any or all of CBICNV, CBIC or CBICD):

             Chicago Bridge & Iron Company
             1501 North Division Street
             Plainfield, Illinois  60544
             Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

     11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     11.9 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to its choice of law principles.

     11.10 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.



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

     11.11 Tax Withholding. The Company may withhold from any amounts payable under this Agreement any federal, state or local taxes that are required to be withheld pursuant to any applicable law or regulation.

     11.12 Joint and Several Obligations. The obligations of the Company under this Agreement are joint and several obligations of CBICNV, CBIC and CBICD; provided, however, that each of CBICNV, CBIC and CBICD may agree between themselves but without adversely affecting the rights of the Executive which of them shall provide any particular payment or benefit under this Agreement.

     11.13 No Waiver. The Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

     11.14 Prior Agreement. The Change of Control Severance Agreement dated March 4, 1999, between CBIC and the Executive is hereby terminated effective on the date of this Agreement.

     11.15 Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to its subject matter and supercedes any prior change of control severance agreement and any Change of Control severance benefit provisions in any prior employment agreement between the Company and the Executive.




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


         IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.



                                  EXECUTIVE


                                  /s/ Stephen M. Duffy
                                  ----------------------------------------------
                                  Stephen M. Duffy



                                  CHICAGO BRIDGE & IRON COMPANY N.V.


                                  By:  /s/ Gerald M. Glenn
                                       -----------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------




                                  CHICAGO BRIDGE & IRON COMPANY


                                  By:  /s/ Robert B. Jordan
                                       -----------------------------------------
                                  Title:
                                         ---------------------------------------




                                  CHICAGO BRIDGE & IRON COMPANY (DELAWARE)


                                  By:   /s/ Timothy J. Wiggins
                                       -----------------------------------------
                                  Title:
                                         ---------------------------------------




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














                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT

                                TABLE OF CONTENTS

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ARTICLE I. PURPOSES...............................................................................................1

ARTICLE II. CERTAIN DEFINITIONS...................................................................................1
   2.1     "Accrued Obligations"..................................................................................1
   2.2     "Agreement Term".......................................................................................1
   2.3     "Affiliate" ...........................................................................................2
   2.4     "Article"..............................................................................................2
   2.5     "Beneficial Owner".....................................................................................2
   2.6     "Board"................................................................................................2
   2.7     "Cause"................................................................................................2
   2.8     "Change of Control"....................................................................................2
   2.9     "Code".................................................................................................3
   2.10    "Deferral Plan"........................................................................................3
   2.11    "Disability"...........................................................................................4
   2.12    "Effective Date".......................................................................................4
   2.13    "Good Reason"..........................................................................................4
   2.14    "Gross-up Payment".....................................................................................4
   2.15    "Growth Transaction"...................................................................................4
   2.16    "Imminent Control Change Date".........................................................................4
   2.17    "IRS"..................................................................................................4
   2.18    "1934 Act".............................................................................................4
   2.19    "Notice of Termination"................................................................................4
   2.20    "Plans"................................................................................................5
   2.21    "Policies".............................................................................................5
   2.22    "Post-Change Period"...................................................................................5
   2.23    "Present Value"........................................................................................5
   2.24    "SEC"..................................................................................................5
   2.25    "Section"..............................................................................................5
   2.26    "SERP".................................................................................................5
   2.27    "Shareholder Agreement"................................................................................5
   2.28    "Subsidiary"...........................................................................................5
   2.29    "Termination Date" ....................................................................................5
   2.30    "Transaction Owner"....................................................................................6
   2.31    "Voting Securities"....................................................................................6

ARTICLE III. POST-CHANGE PERIOD PROTECTIONS.......................................................................6
   3.1     General................................................................................................6
   3.2     Position and Duties....................................................................................6
   3.3     Compensation...........................................................................................7
   3.4     Pro-Rata Bonus Payment.................................................................................9
   3.5     Equity Awards Vesting.................................................................................10
   3.6     Nonqualified Deferred Compensation....................................................................10
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
                                TABLE OF CONTENTS
                                   (CONTINUED)
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ARTICLE IV. TERMINATION OF EMPLOYMENT............................................................................11
   4.1     Disability............................................................................................11
   4.2     Death.................................................................................................11
   4.3     Cause.................................................................................................11
   4.4     Good Reason...........................................................................................13

ARTICLE V. OBLIGATIONS OF THE COMPANY UPON TERMINATION...........................................................14
   5.1     If  by the Executive for Good Reason or by the Company Other Than for Cause or Disability.............14
   5.2     If by the Company for Cause...........................................................................16
   5.3     If by the Executive Other Than for Good Reason........................................................17
   5.4     If by the Company for Disability......................................................................17
   5.5     If upon Death.........................................................................................17

ARTICLE VI. NON-EXCLUSIVITY OF RIGHTS............................................................................17
   6.1     Waiver of Other Severance Rights......................................................................17
   6.2     Other Rights..........................................................................................17

ARTICLE VII. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY..........................................................18
   7.1     Gross-up for Certain Taxes............................................................................18
   7.2     Determination by the Executive........................................................................18
   7.3     Additional Gross-up Amounts...........................................................................19
   7.4     Gross-up Multiple.....................................................................................19
   7.5     Opinion of Counsel....................................................................................19
   7.6     Amount Increased or Contested.........................................................................20
   7.7     Refunds...............................................................................................21

ARTICLE VIII. EXPENSES AND INTEREST..............................................................................21
   8.1     Legal Fees and Other Expenses.........................................................................21
   8.2     Interest..............................................................................................22

ARTICLE IX. NO SET-OFF OR MITIGATION.............................................................................22
   9.1     No Set-off or Defenses by Company.....................................................................22
   9.2     No Mitigation.........................................................................................22

ARTICLE X. CONFIDENTIALITY AND NONCOMPETITION....................................................................23
   10.1    Confidentiality.......................................................................................23
   10.2    Noncompetition/Nonsolicitation........................................................................23
   10.3    Remedy................................................................................................24

ARTICLE XI. MISCELLANEOUS........................................................................................24
   11.1    No Assignability......................................................................................24
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                                TABLE OF CONTENTS
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   11.2    Successors............................................................................................24
   11.3    Payments to Beneficiary...............................................................................24
   11.4    Non-alienation of Benefits............................................................................25
   11.5    Severability..........................................................................................25
   11.6    Amendments............................................................................................25
   11.7    Notices...............................................................................................25
   11.8    Counterparts..........................................................................................25
   11.9    Governing Law.........................................................................................25
   11.10   Captions..............................................................................................25
   11.11   Tax Withholding.......................................................................................26
   11.12   Joint and Several Obligations.........................................................................26
   11.13   No Waiver.............................................................................................26
   11.14   Prior Agreement.......................................................................................26
   11.15   Entire Agreement......................................................................................26
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                                     -iii-

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT


     THIS AGREEMENT dated as of October 13, 2000 is made among CHICAGO BRIDGE & IRON COMPANY N.V. ("CBICNV"), a Netherlands corporation, CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation ("CBIC"), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation ("CBICD" and, together with CBICNV and CBIC, the "Company"), each having its principal place of business in Plainfield, Illinois, and Robert B. Jordan (the "Executive"), a resident of Illinois.

                                    ARTICLE I
                                    PURPOSES

     The Supervisory Board of CBICNV has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive, despite the possibility or occurrence of a change of control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened change of control, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a change of control which ensure that the expectations of the Executive will be satisfied and are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.

                                   ARTICLE II
                               CERTAIN DEFINITIONS

     When used in this Agreement, the terms specified below shall have the following meanings:

     2.1 "Accrued Obligations" has the meaning defined for that term in Section 5.3.

     2.2 "Agreement Term" means the period commencing on the date of this Agreement and ending on the date which is thirty-six (36) months following the date of this Agreement ("Expiration Date"); provided, however, that the Agreement Term shall be extended as follows: (a) if neither the Company nor the Executive gives written notice to the other pursuant to Section 11.7 that this Agreement shall not be renewed ("Notice of Nonrenewal") within two years from the date of this Agreement, the Agreement Term shall be extended to an Expiration Date which shall be the first annual anniversary of the date a Notice of Nonrenewal is given; (b) if an Imminent Control Change Date occurs before the Expiration Date (as it may be extended under clause (a) above), then no Notice of Nonrenewal shall thereafter be effective and the Agreement Term shall automatically extend to an Expiration Date which is twelve (12) months after the Imminent Change of Control Date, as further extended under the terms of this clause should another Imminent Change of Control Date, occur prior to the Expiration Date as from time to time so extended, and (c) if a Change of Control occurs before the Expiration Date (as extended under clause (a) or (b) above or this clause (c)), the Expiration Date shall automatically be extended to the last day of the Post-Change Period as the Post-Change Period may be extended as provided in Section 2.22

     2.3 "Affiliate" means an "affiliate" or "associate" as those terms are defined in Rule 12b-2 under the 1934 Act.

     2.4 "Article" means an article of this Agreement.

     2.5 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the 1934 Act.

     2.6 "Board" means the Supervisory Board of Chicago Bridge & Iron Company
N.V.

     2.7 "Cause" has the meaning defined for that term in Section 4.3(b).

     2.8 "Change of Control" means, except as otherwise provided below, the occurrence of any of the following:

         (a) any person (as such term is used in Rule 13d-5 of the SEC under the 1934 Act) or group (as such term is defined in Section 13(d) of the 1934
     Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the Beneficial Owner of 25% or more of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD; provided, however, that (i) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 75% of both the common shares or common stock of such corporation and the combined voting power of the Voting Securities of such corporation are then beneficially owned, directly or indirectly, by the persons who were the Beneficial Owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD immediately before such acquisition, in substantially the same proportion as their ownership of the common shares and other Voting Securities of CBICNV, CBIC or CBICD, as the case may be, immediately before such acquisition; and (ii) once a Change of Control occurs under this subsection (a), the occurrence of the next Change of Control (if any) under this subsection (a) shall be determined by reference to a person or group other than the person or group whose acquisition of Beneficial Ownership created such prior Change of Control unless the original person or group has in the meantime ceased to own 25% or more of the common shares of all of CBICNV, CBIC or CBICD or other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of all of CBICNV, CBIC or CBICD; or

         (b) individuals who, as of the date of this Agreement or as of any Effective Date thereafter, are Supervisory Directors of CBICNV (the "Incumbent Directors") cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) any individual who becomes a Supervisory Director after the Effective Date whose binding nomination for election to the Board by the general meeting of shareholders was approved by a vote or written consent of at least 75% of the

     Supervisory Directors who are then Incumbent Directors shall be considered an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of the SEC under the 1934 Act); and (ii) once a Change of Control occurs under this subsection
     (b), the occurrence of the next Change of Control (if any) under this subsection (b) shall be determined by reference to the individuals who were Incumbent Directors immediately after the Effective Date of such prior Change of Control; or

         (c) approval by the Board, or by the shareholders of CBICNV, CBIC or CBICD, of any of the following:

              (i) a merger, reorganization or consolidation of CBICNV, CBIC or CBICD ("Merger"), other than a Merger after which the individuals and entities who were the respective beneficial owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger beneficially own, directly or indirectly, more than 75% of, respectively, the common shares or common stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger, in substantially the same proportion as their ownership of the common shares or common stock and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger, or

              (ii) a sale or other disposition by any of CBICNV, CBIC or CBICD of all or substantially all of the assets owned by it, or

              (iii) any transaction as a result of which CBICNV would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBIC or as a result of which CBIC would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBICD, unless after either such transaction CBICNV continues to own directly or indirectly substantially all of the pre-transaction assets of both CBIC and CBICD.

         (d) if a Growth Transaction previously occurred, any Transaction Owner individually, or Transaction Owners collectively:

              (i) materially breach(es) any provision of any shareholder agreement to which CBICNV and such Transaction Owner(s) are parties that addresses the governance of CBICNV following the Growth Transaction; or

              (ii) become(s) the Beneficial Owner of more than 66.5% of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing more than 66.5% of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD.

     2.9 "Code" means the Internal Revenue Code of 1986, as amended.

     2.10 "Deferral Plan" has the meaning defined for that term in Section 3.6.

     2.11 "Disability" has the meaning defined for that term in Section 4.1(b).

     2.12 "Effective Date" means each date on which a Change of Control occurs during the Agreement Term; provided, however, that if the Company terminates the Executive's employment before the date of a Change of Control, and if the Executive reasonably demonstrates that such termination of employment (a) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or (b) otherwise arose in connection with or anticipation of the Change of Control, then "Effective Date" shall mean the date immediately before the date of such termination of employment.

     2.13 "Good Reason" has the meaning defined for that term in Section 4.4(b).

     2.14 "Gross-up Payment" has the meaning defined for that term in Section
7.1.

     2.15 "Growth Transaction" means (i) the acquisition by Wedge Group Incorporated ("WGI"), a Delaware corporation, First Reserve Fund VIII, L.P. ("FRF"), a Delaware limited partnership, or Pitt-Des Moines, Inc. ("PDM"), a Pennsylvania corporation, or their Affiliates, of common shares or other Voting Securities of CBICNV as contemplated by an agreement with CBICNV for the acquisition by CBICNV or an Affiliate of Howe-Baker International, Inc. from WGI (the "HBI Transaction") or for the acquisition of the PDM Engineered Construction Division and Water Division from PDM (the "PDM Transaction"); (ii) the acquisition by a person (other than by public offering) of common shares or other Voting Securities of CBICNV from CBICNV as part of an arrangement for financing the HBI Transaction or the PDM Transaction; (iii) the acquisition by a person of common shares or other Voting Securities of CBICNV from a previous Transaction Owner if the person acquiring such common shares or other Voting Securities is or becomes a party to a Shareholder Agreement with CBICNV that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner; or (iv) a transfer of common shares or other Voting Securities of CBICNV from one Transaction Owner to another Transaction Owner if the acquiring Transaction Owner is subject with respect to such shares or other Voting Securities to either a preexisting Shareholder Agreement between CBICNV and the acquiring Transaction Owner or a Shareholder Agreement that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner. However, a "Growth Transaction" will not include any event described in Section 2.8(d).

     2.16 "Imminent Control Change Date" means any date on which occurs (a) a presentation to the Company's shareholders generally or any of the Company's directors or executive officers of a proposal or offer for a Change of Control, or (b) the public announcement (whether by advertisement, press release, press interview, public statement, SEC filing or otherwise) of a proposal or offer for a Change of Control, or (c) such proposal or offer remains effective and unrevoked.

     2.17 "IRS" means the Internal Revenue Service.

     2.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2.19 "Notice of Termination" means a written notice given in accordance with Section 11.7 which sets forth (a) the specific termination provision in this Agreement relied upon by the party giving such notice, (b) in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under such termination provision and (c) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

     2.20 "Plans" means plans, programs, policies or practices of the Company or any of its Subsidiaries.

     2.21 "Policies" means policies, practices or procedures of the Company or any of its Subsidiaries.

     2.22 "Post-Change Period" means the period commencing on each Effective Date and ending on the third annual anniversary of such Effective Date. If a new Change of Control creates a new Effective Date during any current Post-Change Period, the Post-Change Period shall be extended to the third annual anniversary of such new Effective Date; and shall be further extended upon each new Effective Date during the Post-Change Period as extended.

     2.23 "Present Value" means the present value, determined using (a) the actuarial assumptions published by the Pension Benefit Guaranty Corporation ("PBGC") for determining immediate annuity values, as in effect on the first day of the calendar year in which any payment of present value is required, or (b) if no such actuarial assumptions are published by the PBGC, using the mortality assumptions of the UP-84 group mortality table and an interest rate assumption which is the lesser of (i) 75% of the current 30-year Treasury bond rate or (ii) the current 30-year Treasury bond rate minus 150 basis points.

     2.24 "SEC" means the Securities and Exchange Commission.

     2.25 "Section" means, unless the context otherwise requires, a section of this Agreement.

     2.26 "SERP" has the meaning defined for that term in Section 3.6.

     2.27 "Shareholder Agreement" means an agreement between CBICNV and a person that limits the ability of such person and its Affiliates to obtain and exercise control over the management and policies of the CBICNV.

     2.28 "Subsidiary" means a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and any partnership or limited liability company in which the Company or any Subsidiary has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of 50% or more.

     2.29 "Termination Date" means the date of receipt of the Notice of Termination or any later date specified in such notice (which date shall be not more than 15 days after the giving of such notice), as the case may be; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability, then the Termination Date shall be the date of receipt of such Notice of Termination and (b) if the Executive's employment is terminated by reason of death or Disability, then the Termination Date shall be the date of death of the Executive or the Disability Effective Date (as defined in Section 4.1(a)), as the case may be.

     2.30 "Transaction Owner" means a person who acquires common shares or other Voting Securities of CBICNV in a Growth Transaction, or any Affiliate of such person.

     2.31 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

                                  ARTICLE III.
                         POST-CHANGE PERIOD PROTECTIONS

     3.1 General. On the Effective Date and during the Post-Change Period thereafter the Company shall make the payments, provide the benefits and fulfill the other obligations required by this Article III. However, if , such Effective Date and Post-Change Period result solely from a Growth Transaction:

         (a) Section 3.3(b) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1, and to the extent provided in Section 4.4(b)(iii) and as modified thereby, in determining the existence of Good Reason;

         (b) clause (ii) of each of Sections 3.3(c) through 3.3(h) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1; but the aggregate value to the Executive of all Plans, fringe benefits and arrangements described in Sections 3.3(c) through 3.3(h) shall not be less favorable, in the aggregate, than the aggregate value to the Executive of such Plans, fringe benefits and arrangements provided by the Company to the Executive or peer executives at any time during the 90-day period immediately before such Effective Date; and

         (c) Sections 3.4, 3.5, and 3.6 shall not apply on such Effective Date; but to the extent such vesting or payment is not otherwise required by
     Section 5.1, Sections 3.4, 3.5 and 3.6, shall apply to the Executive on the Termination Date (as if such Sections referred to the "Termination Date" instead of the "Effective Date") if during the Post-Change Period the Company shall terminate Executive's employment other than for Cause, or if the Executive shall terminate employment for Good Reason, or if employment terminates as a result of Disability or death.

     3.2 Position and Duties.

         (a) During the Post-Change Period, (1) the Executive's position (including offices, titles, reporting requirements and responsibilities), authority and duties shall be at least commensurate in all material respects with the most significant of those held by, exercised by, or assigned to the Executive at any time during the 90-day period immediately before the Effective Date and (2) the Executive's services shall be performed at the location where the Executive was employed immediately before the Effective Date or any other location less than 40 miles from such former location.

         (b) During the Post-Change Period (other than any periods of vacation, sick leave, disability leave or other family or medical leave to which the Executive is entitled), the Executive shall devote his or her full attention and time to the business and affairs of the Company and, to the extent necessary to discharge the duties assigned to the Executive in accordance with this Agreement, shall use his or her best efforts to perform such duties faithfully and efficiently. During the Post-Change Period, the Executive may (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures, fulfill speaking engagements or teach at educational institutions and (3) manage personal investments, so long as such activities are consistent with the Policies of the Company or its Subsidiaries at the Effective Date and do not significantly interfere with the performance of the Executive's duties under this Agreement. To the extent that any such activities have been conducted by the Executive before the Effective Date and were consistent with the Policies of the Company or its Subsidiaries at the Effective Date, the continued conduct of such activities (or activities similar in nature and scope) after the Effective Date shall not be deemed to interfere with the performance of the Executive's duties under this Agreement.

     3.3 Compensation.

         (a) Base Salary. During the Post-Change Period, the Company shall pay or cause to be paid to the Executive an annual base salary in cash ("Guaranteed Base Salary"), which shall be paid in a manner consistent with the Company's payroll practices in effect immediately before the Effective Date for such Post-Change Period, at a rate at least equal to the highest rate of annual salary paid or payable to the Executive by the Company at any time during the 12-month period immediately before such Effective Date. During the Post-Change Period, the Guaranteed Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to other peer executives of the Company. Any increase in Guaranteed Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement. After any such increase, the Guaranteed Base Salary shall not be reduced and the term "Guaranteed Base Salary" shall thereafter refer to the increased amount.

         (b) Guaranteed Bonus.

              (i) During the Post-Change Period, the Company shall pay or cause to be paid to the Executive a bonus (the "Guaranteed Bonus") for each Performance Period which ends during the Post-Change Period. "Performance Period" means each period of time designated in accordance with any bonus arrangement ("Bonus Plan") which is based upon performance and approved by the Board or by any committee of the Board. For purposes of this Section 3.3, a Bonus Plan includes, without limitation, the Company's Incentive Compensation Plan as in effect on the date hereof or any similar plan, but does not include the Company's 1997 or 1999 Long-Term Incentive Plan (an "LTIP") or any similar plan under which equity awards described Section 3.5 are granted, unless failure to consider the LTIP a Bonus Plan would leave the Company without any Bonus Plan covering Executive. The Guaranteed Bonus shall be at least equal to the product of (A) the greater of (i) the On Plan Percentage (as defined below), or
         (ii) the Actual Bonus Percentage (as defined below), multiplied by (B) the Guaranteed Base Salary.

              (ii) For purposes of this Section 3.3(b):

                        (A) "On Plan Percentage" means the percentage of
                   Guaranteed Base Salary to which the Executive would be entitled under the Bonus Plan(s) for the Performance Period for which the Guaranteed Bonus is awarded ("Current Performance Period") if performance achieved 100% of the target performance goals established pursuant to such Bonus Plan(s); or, if greater, the percentage of Guaranteed Base Salary to which Executive would have been entitled under the Bonus Plan(s) for the Performance Period ending immediately prior to the Post-Change Period if performance achieved 100% of the performance goals established pursuant to such Bonus Plan(s) for such prior Performance Period.

                        (B) "Actual Bonus Percentage" means the percentage of
                   Guaranteed Base Salary for the Current Performance Period to which the Executive would be entitled under any Bonus Plan if the performance were measured by the actual performance during the Current Performance Period; provided, however, that for purposes of determining the Guaranteed Bonus for purposes of Sections 3.4 and 5.1(b), "Actual Bonus Percentage" means the percentage of Guaranteed Base Salary for the Performance Period during which the Effective Date (for purposes of Section 3.4) or Termination Date (for purposes of Section 5.1(b)) occurs to which the Executive would be entitled if the performance during such Performance Period were measured by the actual performance during the portion of such Performance Period before the Effective Date or the Termination Date (whichever is applicable), projected to the last day of such Performance Period.

              (c) Incentive, Savings and Retirement Plans. During the Post-Change Period and notwithstanding the payment required by Section 3.6, (i) the Executive shall be entitled to continue to participate in all incentive (including long-term incentives and management stock plans), savings, deferred compensation, retirement and benefit restoration Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide the Executive with incentive (including long-term incentives and management stock benefits), savings, deferred compensation, retirement and benefit restoration benefits which, in any case, are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

         (d) Welfare Benefit Plans. During the Post-Change Period, (i) the Executive and the Executive's family shall be eligible to participate in, and receive all benefits under, welfare benefit Plans (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, dependent life, accidental death and travel accident insurance Plans) provided by the Company and applicable to other peer executives of the Company and their families, but (ii) in no event shall such Plans provide benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

         (e) Fringe Benefits. During the Post-Change Period, (i) the Executive shall be entitled to fringe benefits (including, without limitation, any foreign service travel and housing allowances for Executive and the Executive's family under Plans or Policies of the Company for foreign service) in accordance with the most favorable Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide fringe benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or peer executives under such Plans in effect at any time during the 90-day period immediately before any Effective Date.

         (f) Expenses. During the Post-Change Period, (i) the Executive shall be entitled to prompt reimbursement of all reasonable employment-related expenses incurred by the Executive upon the Company's receipt of accountings in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         (g) Office and Support Staff. During the Post-Change Period, (i) the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         (h) Vacation. During the Post-Change Period, (i) the Executive shall be entitled to paid vacation in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

     3.4 Pro-Rata Bonus Payment.



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

     On each Effective Date the Company shall pay to Executive in a single lump sum in cash the product of (A) the Guaranteed Bonus for the Performance Period in which falls the Effective Date, multiplied by (B) a fraction, the numerator of which is the number of days in such Performance Period before the Effective Date, and the denominator of which is the total number of days in such Performance Period. The amount of Guaranteed Bonus for such Performance Period otherwise payable pursuant to Section 3.3(b), or otherwise payable pursuant to this Section 3.4 by reason of a later Change of Control in the same Performance Period, shall be reduced by any earlier payment made under this Section 3.4 for the same Performance Period.

     3.5 Equity Awards Vesting.


     On the Effective Date, the Executive shall become fully vested in:

         (a) any and all outstanding options ("Options") to purchase common shares of the Company granted to Executive prior to the Effective Date under any Plan, contract or arrangement for Options, which Options shall become fully exercisable;

         (b) any outstanding shares of restricted common shares of the Company regardless whether such restrictions are scheduled to lapse based on service or on performance or both ("Restricted Stock") awarded to Executive under any Plan, contract or arrangement for Restricted Stock; which shall become unrestricted and freely transferable; and

         (c) any outstanding awards providing for the payment of a variable number of common shares of the Company dependent on the achievement of performance goals, or of an amount based on the fair market value of such shares or the appreciation thereof ("Performance Shares") awarded to Executive under any Plan, contract or arrangement for Performance Shares; and there shall be paid out in cash to Executive within 30 days following the Effective Date of the Change of Control the value of the Performance Shares to which Executive would have been entitled if performance achieved 100% of the target performance goals established for such Performance Shares.

     To the extent that for any reason such Options, Restricted Stock and Performance Shares do not become vested on the Effective Date, the Company shall pay Executive a cash amount equal to (i) the positive difference, if any, between the value of the shares of common stock subject to the Options that did not become vested (or, if greater, the value paid or to be paid in connection with the Change of Control to a holder of an equal number of shares of common stock ("Change of Control Value")) and the Option exercise price with respect to such shares, as of and on the date such Options are forfeited; plus (ii) the fair market value (determined without regard to any restriction other than a restriction which by its terms may never lapse) (or, if greater, the Change of Control Value) of all non-vested forfeited Restricted Stock and Performance Shares as of and on the date such Restricted Stock or Performance Shares are forfeited. Nothing in this Section 3.5 shall require the vesting, or payment, of equity awards granted after such Effective Date unless a new Effective Date has intervened

     3.6 Nonqualified Deferred Compensation.



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     On the Effective Date Executive shall become fully vested in and the
Company shall pay to Executive in a single lump sum in cash (1) the value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified deferred compensation, benefit restoration, excess benefit or other individual account plan, contract or arrangement for deferred compensation maintained by the Company under which benefits are calculated by reference to an individual account (a "Deferral Plan"), and (2) the Present Value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified supplemental executive retirement plan or other plan, contract or arrangement for retirement benefits maintained by the Company under which benefits are calculated by reference to a defined amount payable in connection with or after retirement or other termination of employment an (a "SERP").

                                   ARTICLE IV.
                            TERMINATION OF EMPLOYMENT

     4.1 Disability.

         (a) During the Post-Change Period, the Company may terminate the Executive's employment upon the Executive's Disability (as defined in Section 4.1(b)) by giving the Executive or his legal representative, as applicable, Notice of Termination accompanied by a certification of the Executive's Disability by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative. The Executive's employment shall terminate effective on the 30th day (the "Disability Effective Date") after the Executive's receipt of such Notice of Termination unless, before the Disability Effective Date, the Executive shall have resumed the full-time performance of the Executive's duties.

         (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders the Executive unable to perform the essential functions required under this Agreement with or without reasonable accommodation.

         (c) Unless the Company establishes, by clear and convincing evidence, that Executive has a Disability, any purported termination of employment for Disability shall be deemed a termination other than for Disability for all purposes of this Agreement.

     4.2 Death. The Executive's employment shall terminate automatically upon the Executive's death during the Post-Change Period.

     4.3 Cause.

         (a) During the Post-Change Period, the Company may terminate the Executive's employment for Cause.

         (b) "Cause" means any of the following: Executive's conviction of a felony or of a crime involving fraud, dishonesty or moral turpitude; Executive's willful or intentional material breach of this Agreement that results in financial detriment that is material to the



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
     Company as a whole; or willful or intentional misconduct by Executive in the performance of his duties under this Agreement that results in financial detriment that is material to the Company as a whole; except that Cause shall not mean:

              (i) bad judgment or negligence;

              (ii) any act or omission believed by the Executive in good faith to have been in or not opposed to the interest of the Company (without intent of the Executive to gain, directly or indirectly, a profit to which the Executive was not legally entitled);

              (iii) any act or omission with respect to which a determination could properly have been made by the Board that the Executive met the applicable standard of conduct for indemnification or reimbursement under the Company's by-laws, any applicable indemnification agreement, or applicable law, in each case in effect at the time of such act or omission; or

              (iv) any act or omission with respect to which Notice of Termination is not given within 12 months after the earliest date on which any member of the Board, not a party to the act or omission, knew or should have known of such act or omission.

         (c) The Company may not during the Post-Change Period terminate Executive's employment for Cause unless the following procedures are fully complied with:

              (i) no fewer than 45 days prior to the Termination Date, the Company provides Executive with written notice (the "Notice of Consideration") of its intent to consider termination of Executive's employment for Cause, including a detailed description of the specific reasons which form the basis for such consideration;

              (ii) if after providing Notice of Consideration, the Board may, by the affirmative vote of at least 80% of its members (excluding for this purpose Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events issuing the Notice of Consideration), suspend Executive with pay until a final determination pursuant to this Section has been made;

              (iii) for a period of not less than 30 days after the date Notice of Consideration is provided, Executive shall have the opportunity to appear before the Board, with or without legal representation, at Executive's election, to present arguments and evidence on his own behalf; and

              (iv) following the presentation to the Board as provided in (3) above or Executive's failure to appear before the Board at a date and time specified in the Notice of Consideration (which date shall not be less than 30 days after the date the Notice of Consideration is provided), Executive may be terminated for Cause only if (i) the Board, by the affirmative vote of at least 80% of its members



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         (excluding Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events leading the Board to terminate Executive for Cause), determines that the actions or inactions of Executive specified in the Notice of Consideration occurred, that such actions or inactions constitute Cause, and that Executive's employment should accordingly be terminated for Cause; and (ii) the Board provides Executive with a written determination (a "Notice of Termination for Cause") setting forth in specific detail the basis of such Termination of Employment, which Notice of Termination for Cause shall be consistent with the reasons set forth in the Notice of Consideration.

     Unless the Company establishes, by clear and convincing evidence, both (x) its full compliance with the substantive and procedural requirements of this Section prior to a termination of employment for Cause, and (y) that Executive's action or inaction specified in the Notice of Termination for Cause did occur and constituted Cause, any purported termination of employment for Cause shall be deemed a termination without Cause for all purposes of this Agreement.

     4.4 Good Reason.

         (a) During the Post-Change Period, the Executive may terminate employment for Good Reason within 12 months following the Executive's actual knowledge of an act or omission which constitutes Good Reason; provided, however, that the Executive's failure to terminate within 12 months following Executive's actual knowledge of a particular act or omission which constitutes Good Reason shall not prevent Executive's termination for any other act or omission which constitutes Good Reason.

         (b) "Good Reason" means any of the following:

              (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including offices, titles, reporting requirements or responsibilities), authority or duties as prescribed by Section 3.2(a)(1), or the Company's requiring the Executive to be based at any office or location other than the location described in Section 3.2(a)(2); or any other action by the Company which results in a diminution or other material adverse change in such position, authority or duties;

              (ii) the failure to pay Guaranteed Base Salary in at least the amount prescribed by Section 3.2(a);

              (iii) the failure to pay Guaranteed Bonus in at least the amount prescribed by Section 3.3(b); provided, however, that if the Post-Change Period results solely from a Growth Transaction; Good Reason under this clause (iii) shall only be the failure to provide Executive with a bonus opportunity (including designation of target performance goals and percentage of Guaranteed Base Salary payable on achievement of target performance goals) no less favorable to


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

         Executive than that provided by the Company to Executive for either of the two most recent Performance Periods beginning before such Growth Transaction;

              (iv) the failure to provide any plan or fringe benefits or perquisites prescribed by Sections 3.3(c) through 3.3(h), as modified, if the Post-Change Period results solely from a Growth Transaction, by
         Section 3.1(b);

              (v) any other failure by the Company to comply with any of the provisions of Article III;

              (vi) any other material adverse change to the terms and conditions of the Executive's employment (whether or not also described in clauses (i) through (v) above);

              (vii)  the Board's giving Notice of Consideration pursuant to
         Section 4.3(c) (of the intent to consider terminating Executive for Cause) but failing to terminate Executive for Cause within a period of 90 days thereafter in compliance with all substantive and procedural requirements of Section 4.3,

              (viii) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement (any such purported termination shall not be effective for any other purpose under this Agreement);

              (ix) a failure by the Company to cause a successor, prior to or as of the date it becomes a successor, to assume and agree to perform this Agreement in accordance with the provisions of Section 11.2 hereof.

Any determination by Executive that any of the foregoing events has occurred and constitutes "Good Reason" shall be conclusive and binding for all purposes unless the Company establishes by clear and convincing evidence that Executive did not have a reasonable basis for such a determination.

     (c) Any termination of employment by the Executive for Good Reason shall be communicated to the Company by Notice of Termination. The passage of time not in excess of 12 months after the Executive has actual knowledge of an act or omission which constitutes Good Reason prior to delivery of Notice of Termination or a failure by the Executive to include in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive under this Agreement or preclude the Executive from asserting such fact or circumstance in enforcing rights under this Agreement.

                                   ARTICLE V.
                   OBLIGATIONS OF THE COMPANY UPON TERMINATION

     5.1 If by the Executive for Good Reason or by the Company Other Than for Cause or Disability. If, during the Post-Change Period, the Company shall terminate Executive's


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

employment other than for Cause, Disability, or death or if the Executive shall terminate employment for Good Reason, the Company shall pay the Executive within five (5) days of the Termination Date (or if earlier within five (5) days of the last day Executive performed services for the Company as an Employee), in addition to all vested rights arising from the Executive's employment as specified in Article III, a cash amount equal to the sum of the amounts described in (a) through (g) below and the additional benefits described in (h) through (i) below:

         (a) The Guaranteed Base Salary, any accrued vacation pay and business expenses incurred through the Termination Date, to the extent not previously paid to the Executive by the Company.

         (b) The difference between (1) the product of (A) the Guaranteed Bonus, multiplied by (B) a fraction, the numerator of which is the number of days in the Termination Performance Period which elapsed before the Termination Date, and the denominator of which is the total number of days in the Termination Performance Period, and (2) the amount of any Guaranteed Bonus previously paid to the Executive by the Company with respect to the Termination Performance Period.

         (c) The value of Executive's then-accrued benefits under any Deferral Plan plus the present value of Executive's then-accrued benefits under any SERP, determined without disregarding service and compensation before any Effective Date but then reduced by the amount, if any, previously paid to the Executive by the Company pursuant to Section 3.6.

         (d) An amount equal to the product of (1) three (3.0), multiplied by
     (2) the sum of (A) the Guaranteed Base Salary and (B) the Guaranteed Bonus.

         (e) An amount equal to the sum of the value of the unvested portion of the Executive's accounts or accrued benefits under any qualified plan maintained by the Company as of the Termination Date.

         (f) The difference between (1) the amount that would be determined under Section 5.1(c) above if such amount were calculated (to the extent applicable in determining such amount) (A) as though the Executive continued to accrue benefits and be credited with service under the SERP for a period of three years after the Termination Date, (B) as though the Executive received compensation during each year of such three-year period equal to the sum of the Guaranteed Base Salary and the highest Guaranteed Bonus paid (or payable) to the Executive in the three calendar years preceding the Termination Date, (C) as though the Executive were three (3) years older than his age at the Termination Date, and (D) without disregarding service and compensation before the Termination Date; reduced by (2) the amount (if any) previously or simultaneously paid by the Company to the Executive pursuant to Sections 3.6 and 5.1(c).

         (g) In addition to the foregoing amounts, the Company shall pay on behalf of Executive all fees and costs charged by the outplacement firm selected by the Executive to provide outplacement services or at the election of the Executive, an immediate cash



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

     payment equal to the fees and expenses such outplacement firm would charge but not in excess of 20% of the Guaranteed Base Salary.

         (h) In addition to the foregoing payments, until the third annual anniversary of the Termination Date or such later date as any Plan of the Company may specify, the Company shall continue to provide to the Executive and the Executive's family welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, accidental death and travel accident insurance plans and programs) which are at least as favorable as the most favorable Plans of the Company applicable to other peer executives and their families as of the Termination Date, but which are in no event less favorable than the most favorable Plans of the Company applicable to other peer executives and their families during the 90-day period immediately before the Effective Date; and the cost of such welfare benefits to Executive shall not exceed the cost of such benefits to the Executive immediately before the Termination Date or, if less, the Effective Date.

         (i) Beginning on the later of the third annual anniversary of the Termination Date or the date Executive attains age 50, and continuing until the death of the last to die of Executive and his or her spouse, the Company shall provide to the Executive and to Executive's family medical benefits which (1) until Executive attains age sixty-five (65) are at least as favorable as the most favorable medical Plans of the Company applicable to actively employed peer executives and that covered any active employee of the Company as of the Effective Date, and (2) from and after the date Executive attains age 65, are at least as favorable as the most favorable medical Plans of the Company applicable to eligible retired peer executives and that covered any retired employee as of the Effective Date; and the cost to Executive of such medical benefits for the period described in clause (1) shall not exceed the cost of such benefits to Executive immediately before the Termination Date or, if less, the Effective Date, and the cost to Executive of such medical benefits for the period described in clause (2) shall not exceed the cost of such benefits to any similarly situated eligible retiree of the Company immediately before the Termination Date or, if less, the Effective Date.

The Executive's rights under this Section 5.1 shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including without limitation continuation coverage required by Section 4980 of the Code or Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, for which purpose the date of the qualifying event shall not be earlier than the date specified in the first sentence of Section 5.1(i). However, if the Executive is covered under a medical, life, or disability insurance plan provided by a subsequent employer at equal or lesser cost to Executive than the cost to Executive of coverage under the corresponding Company plan required by Sections 5.1(i), then the benefits under the corresponding Company plan required by Sections 5.1(i) shall be secondary to the benefits under the subsequent employer's medical, life, or disability insurance plan.

     5.2 If by the Company for Cause. If the Company terminates the Executive's employment for Cause during the Post-Change Period pursuant to the procedures set forth in Section 4.3, this Agreement shall terminate without further obligation by the Company to the


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Executive, other than the obligation immediately to pay the Executive in cash the Executive's Guaranteed Base Salary through the Termination Date, plus the amount of any compensation previously deferred by the Executive, plus any accrued vacation pay and business expenses incurred through the Termination Date, in each case to the extent not previously paid or reimbursed.

     5.3 If by the Executive Other Than for Good Reason. If the Executive terminates employment during the Post-Change Period other than for Good Reason, Disability or death, this Agreement shall terminate without further obligations by the Company, other than the obligation immediately to pay the Executive in cash all amounts specified in paragraphs (a), (b) and (c) of Section 5.1 (such amounts collectively, the "Accrued Obligations").

     5.4 If by the Company for Disability. If the Company terminates the Executive's employment by reason of the Executive's Disability during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive, other than:

         (a) the Company's obligation immediately to pay the Executive in cash all Accrued Obligations, and

         (b) the Executive's right after the Disability Effective Date to receive disability and other benefits at least equal to the greater of (i) those provided under the most favorable disability Plans applicable to disabled peer executives of the Company in effect immediately before the Termination Date or (ii) those provided under the most favorable disability Plans of the Company in effect at any time during the 90-day period immediately before the Effective Date.

     5.5 If upon Death. If the Executive's employment is terminated by reason of the Executive's death during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than the obligation immediately to pay the Executive's estate or beneficiary in cash all Accrued Obligations. Despite anything in this Agreement to the contrary, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to the surviving families of peer executives of the Company under such Plans, but in no event shall such Plans provide benefits which in each case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive under such Plans in effect at any time during the 90-day period immediately before the Effective Date.

                                   ARTICLE VI.
                            NON-EXCLUSIVITY OF RIGHTS

     6.1 Waiver of Other Severance Rights. To the extent that payments are made to the Executive pursuant to Section 5.1, the Executive hereby waives the right to receive severance payments under any other Plan or agreement of or with the Company.

     6.2 Other Rights. Except as provided in Section 6.1, this Agreement shall not prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company or any of its Subsidiaries and for which the Executive may

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

qualify, nor shall this Agreement limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any Plan of the Company or any of its Subsidiaries and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

                                  ARTICLE VII.
                   CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

     7.1 Gross-up for Certain Taxes. If it is determined (by the reasonable computation of the Company's independent auditors, which determinations shall be certified to by such auditors and set forth in a written certificate ("Certificate") delivered to the Executive) that any benefit received or deemed received by the Executive from the Company pursuant to this Agreement or otherwise (collectively, the "Payments") is or will become subject to any excise tax under Section 4999 of the Code or any similar tax payable under any United States federal, state, local or other law (such excise tax and all such similar taxes collectively, "Excise Taxes"), then the Company shall, immediately after such determination, pay the Executive an amount (the "Gross-up Payment") equal to the product of

         (a) the amount of such Excise Taxes

multiplied by

         (b) the Gross-up Multiple (as defined in Section 7.4).

The Gross-up Payment is intended to compensate the Executive for the Excise Taxes and any federal, state, local or other income or excise taxes or other taxes payable by the Executive with respect to the Gross-up Payment.

     The Executive or the Company may at any time request the Company's independent auditors to prepare and deliver a Certificate to the Executive. The Company shall, in addition to complying with Section 7.2, cause all determinations and certifications under the Article to be made as soon as reasonably possible and in adequate time to permit the Executive to prepare and file the Executive's individual tax returns on a timely basis.

     7.2 Determination by the Executive.

         (a) If the Company or its independent auditors shall fail to deliver a Certificate to the Executive (and to pay to the Executive the amount of the Gross-up Payment, if any) within 14 days after receipt from the Executive of a written request for a Certificate, or if at any time following receipt of a Certificate the Executive disputes the amount of the Gross-up Payment set forth therein, the Executive may elect to demand the payment of the amount which the Executive, in accordance with an Executive Counsel Opinion), (as defined in Section 7.5), determines to be the Gross-up Payment. Any such demand by the Executive shall be made by delivery to the Company of a written notice which specifies the Gross-up Payment determined by the Executive and an Executive Counsel

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
     Opinion regarding such Gross-up Payment (such written notice and opinion collectively, the "Executive's Determination"). Within 14 days after delivery of the Executive's Determination to the Company, the Company shall either (1) pay the Executive the Gross-up Payment set forth in the Executive's Determination (less the portion of such amount, if any, previously paid to the Executive by the Company) or (2) deliver to the Executive a Certificate specifying the Gross-up Payment determined by the Company's independent auditors, together with a Company Counsel Opinion (as defined in Section 7.5), and pay the Executive the Gross-up Payment specified in such Certificate. If for any reason the Company fails to comply with clause (2) of the preceding sentence, the Gross-up Payment specified in the Executive's Determination shall be controlling for all purposes.

         (b) If the Executive does not make a request for, and the Company does not deliver to the Executive, a Certificate, the Company shall, for purposes of Section 7.3, be deemed to have determined that no Gross-up Payment is due.

     7.3 Additional Gross-up Amounts. If the amount of Excise Taxes payable by the Executive with respect to all Payments is determined (pursuant to the subsequently-enacted provisions of the Code, final regulations or published rulings of the IRS, final judgment of a court of competent jurisdiction or the Company's independent auditors) to be greater than the amount previously paid by the Company to the Executive pursuant to Section 7.1 or 7.2, as applicable, then the Company shall pay the Executive an amount (which shall also be deemed a Gross-up Payment) equal to the product of:

         (a) the sum of (i) such additional Excise Taxes and (ii) any interest, fines, penalties, expenses or other costs incurred by the Executive as a result of having taken a position in accordance with a determination made pursuant to Section 7.1, multiplied by

         (b) the Gross-up Multiple.

     7.4 Gross-up Multiple. The Gross-up Multiple shall equal the quotient (greater than one (1.0)) of one (1.0) divided by one (1.0) minus the sum, expressed as a decimal fraction, of the rates of all federal, state, local and other income and other taxes and any Excise Taxes applicable to the Gross-up Payment; provided that, if such sum exceeds 0.75, it shall be deemed equal to
0.75 for purposes of this computation. (If different rates of tax are applicable to various portions of a Gross-up Payment, the weighted average of such rates shall be used.)

     7.5 Opinion of Counsel. "Executive Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Executive that there is a reasonable basis to support a conclusion that the Gross-up Payment determined by the Executive has been calculated in accord with this Article and applicable law. "Company Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Company that (a) there is a reasonable basis to support a conclusion that the Gross-up Payment set forth of the Certificate of Company's independent



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auditors has been calculated in accord with this Article and applicable law, and
(b) there is no reasonable basis for the calculation of the Gross-up Payment determined by the Executive.

     7.6 Amount Increased or Contested. The Executive shall notify the Company in writing of any claim by the IRS or other taxing authority that, if successful, would require the payment by the Company of a Gross-up Payment. Such notice shall include the nature of such claim and the date on which such claim is due to be paid. The Executive shall give such notice as soon as practicable, but no later than 10 business days, after the Executive first obtains actual knowledge of such claim; provided, however, that any failure to give or delay in giving such notice shall affect the Company's obligations under this Article only if and to the extent that such failure results in actual prejudice to the Company. The Executive shall not pay such claim less than 30 days after the Executive gives such notice to the Company (or, if sooner, the date on which payment of such claim is due). If the Company notifies the Executive in writing before the expiration of such period that it desires to contest such claim, the Executive shall:

         (a) give the Company any information that it reasonably requests relating to such claim,

         (b) take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

         (c) cooperate with the Company in good faith to contest such claim, and

         (d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax (to the extent not previously paid by the Company to the Executive) or income tax, including related interest and penalties, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing, the Company shall control all proceedings in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner. The Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify the Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. The Company's control of the contest shall be limited to issues with respect to which a Gross-up Payment would be payable. The Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the IRS or other taxing authority.

     7.7 Refunds. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 7.6) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such determination before the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 7.6.

                                  ARTICLE VIII.
                              EXPENSES AND INTEREST

     8.1 Legal Fees and Other Expenses.

         (a) If the Executive incurs legal, accounting and other fees or other expenses in a good faith effort to obtain benefits under this Agreement (including, without limitation, the fees and other expenses of the Executive's legal counsel, any expert witness fees and expenses, and accounting and other fees and expenses, including legal and accounting fees and expenses in connection with the delivery of the Executive Counsel Opinion referred to in Article VII), regardless of whether the Executive ultimately prevails, the Company shall reimburse the Executive on a monthly basis upon the written request for such fees and expenses to the extent not previously reimbursed under the Company's officers and directors liability insurance policy, if any. Simultaneously with each such payment Company shall pay Executive an amount such that after payment of incremental United States federal, state and local income, excise and other taxes payable by Executive ("Taxes") with respect to such tax reimbursement, there remains a balance sufficient to pay the Taxes on the reimbursement of such fees and expenses. The existence of any controlling case or regulatory law which is directly inconsistent with the position taken by the Executive shall be evidence that the Executive did not act in good faith. Executive's payment of such fees and expenses shall be a conclusive determination with respect to the Company that such fees and expenses are reasonable.

         (b) Reimbursement of legal fees and expenses shall be made monthly upon the written submission of a request for reimbursement together with evidence that such fees and expenses are due and payable or were paid by the Executive. If the Company shall have reimbursed the Executive for legal fees and expenses and it is later determined that the Executive was not acting in good faith, all amounts paid on behalf of, or reimbursed to, the Executive shall be promptly refunded to the Company.

         (c) To secure its obligations under this Section 8.1 the Company shall procure and maintain in force during the Agreement Term and thereafter for one (1) year or if longer until the termination (by final judgment and after all rights of appeal have been exhausted or waived) of any litigation involving a good faith effort of an Executive to obtain benefits under this Agreement, a letter of credit and an escrow in favor of Executive (together with other executives similarly situated). The letter of credit shall be issued by a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), shall be in the aggregate amount of five hundred thousand dollars ($500,000) prior to July 1, 2001, and in the aggregate amount of two million dollars $2,000,000) on and after July 1, 2001, and shall be substantially in the form of that attached (with its attached Annexes and Exhibits) to this Agreement as Exhibit A. The escrow shall be maintained in the state of Illinois under an escrow agreement with a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), and shall be substantially in the form of that attached (with its attached Exhibits) to this Agreement as Exhibit B.

     8.2 Interest. If the Company does not pay any amount due to the Executive under this Agreement within three days after such amount became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at a annual rate equal to two percent (2.0%) above the base commercial lending rate announced by the Company's principal revolving credit lender in effect from time to time during the period of such nonpayment; or, if the Company does not have a principal revolving credit lender, then at two percent (2.0%) above the prime rate of interest in effect from time to time during the period of such nonpayment, as reported from time to time in the Wall Street Journal; but in no case greater than the maximum rate of interest permitted by applicable law.

                                   ARTICLE IX.
                            NO SET-OFF OR MITIGATION

     9.1 No Set-off or Defenses by Company. The Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and shall not be subject to any set-off, counterclaim or legal or equitable defense. The exclusive method for the Company to avoid payments to the Executive under this Agreement, to the extent specified in this Agreement, is to terminate Executive's employment for Cause pursuant to Sections
4.3 and 5.2 of this Agreement. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against the Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by the Executive to enforce any rights against the Company under this Agreement.

     9.2 No Mitigation. The Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary, compensation or other amounts which may be paid or payable to the Executive as the result of the Executive's employment by another employer.

                                   ARTICLE X.
                       CONFIDENTIALITY AND NONCOMPETITION

     10.1 Confidentiality. Executive acknowledges that it is the policy of the Company and its subsidiaries to maintain as secret and confidential all valuable and unique information and techniques acquired, developed or used by the Company and its Subsidiaries relating to their business, operations, employees and customers, which gives the Company and its subsidiaries a competitive advantage in the construction and engineering industry and other businesses in which the Company and its subsidiaries are engaged ("Confidential Information"). Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Subsidiaries, and that disclosure of Confidential Information would cause damage to the Company and its Subsidiaries. Executive agrees that, except as required by the duties of his employment with the Company and/or its Subsidiaries and except in connection with enforcing the Executive's rights under this Agreement or if compelled by a court or governmental agency, he will not, without the consent of the Company, disseminate or otherwise disclose any Confidential Information obtained during his employment with the Company and/or its Subsidiaries for so long as such information is valuable and unique.

     10.2 Noncompetition/Nonsolicitation.

         (a) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive will not at any time directly or indirectly, in any capacity, engage or participate in, or become employed by or render advisory or consulting or other services in connection with any Prohibited Business as defined in Section 10.2(d).

         (b) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not make any financial investment, whether in the form of equity or debt, or own any interest, directly or indirectly, in any Prohibited Business. Nothing in this Section 10.2(b) shall, however, restrict Executive from making any investment in any company whose stock is listed on a national securities exchange or actively traded in the over-the-counter market; provided that (1) such investment does not give Executive the right or ability to control or influence the policy decisions of any Prohibited Business, and (2) such investment does not create a conflict of interest between Executive's duties hereunder and Executive's interest in such investment.

         (c) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not (1) employ any employee of the Company and/or its Subsidiaries or (2) interfere with the Company's or any of its

     Subsidiaries' relationship with, or endeavor to entice away from the Company and/or its Subsidiaries any person, firm, corporation, or other business organization who or which at any time (whether before or after the date of Executive's termination of employment), was an employee, customer, vendor or supplier of, or maintained a business relationship with, any business of the Company and/or its Subsidiaries which was conducted at any time during the period commencing one year prior to the termination of employment.

         (d) For the purpose of this Section 10.2, "Prohibited Business" shall be defined as any construction and engineering business specializing in the engineering and design, materials procurement, fabrication, erection, repair and modification of steel tanks and other steel plate structures and associated systems and any branch, office or operation thereof, which is a direct and material competitor of the Company wherever the Company does business, including the Netherlands, the United States and any other country.

     10.3 Remedy. Executive and the Company specifically agree that, in the event that Executive shall breach his obligations under this Article X, the Company and its Subsidiaries will suffer irreparable injury and no adequate remedy for such breach, and shall be entitled to injunctive relief therefor, and in particular, without limiting the generality of the foregoing, the Company shall not be precluded from pursuing any and all remedies it may have at law or in equity for breach of such obligations; provided, however, that such breach shall not in any manner or degree whatsoever limit, reduce or otherwise affect the obligations of the Company under this Agreement, and in no event shall an asserted breach of the Executive's obligations under this Article X constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                                   ARTICLE XI.
                                  MISCELLANEOUS

     11.1 No Assignability. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

     11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement. Any successor to the business and/or assets of the Company which assumes and agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement.

     11.3 Payments to Beneficiary. If the Executive dies before receiving amounts to which the Executive is entitled under this Agreement, such amounts shall be paid as soon as administratively practicable in a lump sum to the beneficiary designated in writing by the Executive, or if none is so designated, to the Executive's estate.

     11.4 Non-alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

     11.5 Severability. If any one or more articles, sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

     11.6 Amendments. Except as provided in Section 2.2 hereof, this Agreement shall not be altered, amended or modified except by written instrument executed by the Company and Executive.

     11.7 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            If to the Executive:

            Mr. Robert B. Jordan
            2319 Fleetwood Court
            Naperville, Illinois  60565

            If to the Company (including any or all of CBICNV, CBIC or CBICD):

            Chicago Bridge & Iron Company
            1501 North Division Street
            Plainfield, Illinois  60544
            Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

     11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     11.9 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to its choice of law principles.

     11.10 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.

     11.11 Tax Withholding. The Company may withhold from any amounts payable under this Agreement any federal, state or local taxes that are required to be withheld pursuant to any applicable law or regulation.

     11.12 Joint and Several Obligations. The obligations of the Company under this Agreement are joint and several obligations of CBICNV, CBIC and CBICD; provided, however, that each of CBICNV, CBIC and CBICD may agree between themselves but without adversely affecting the rights of the Executive which of them shall provide any particular payment or benefit under this Agreement.

     11.13 No Waiver. The Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

     11.14 Prior Agreement. The Change of Control Severance Agreement dated March 4, 1999, between CBIC and the Executive is hereby terminated effective on the date of this Agreement.

     11.15 Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to its subject matter and supercedes any prior change of control severance agreement and any Change of Control severance benefit provisions in any prior employment agreement between the Company and the Executive.

     IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.



                                EXECUTIVE





                                /s/ Robert B. Jordan
                                ------------------------------------------------
                                Robert B. Jordan


                                CHICAGO BRIDGE & IRON COMPANY N.V.


                                By:  /s/ Gerald M. Glenn
                                     -------------------------------------------
                                Title: Managing Director
                                       -----------------------------------------




                                CHICAGO BRIDGE & IRON COMPANY


                                By:  /s/ Stephen M. Duffy
                                     -------------------------------------------
                                Title:
                                       -----------------------------------------




                                CHICAGO BRIDGE & IRON COMPANY (DELAWARE)


                                By:  /s/ Timothy J. Wiggins
                                     -------------------------------------------
                                Title:
                                       -----------------------------------------

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I. PURPOSES...............................................................................................1

ARTICLE II. CERTAIN DEFINITIONS...................................................................................1
   2.1    "Accrued Obligations"...................................................................................1
   2.2    "Agreement Term"........................................................................................1
   2.3    "Affiliate".............................................................................................2
   2.4    "Article" means an article of this Agreement............................................................2
   2.5    "Beneficial Owner" .....................................................................................2
   2.6    "Board".................................................................................................2
   2.7    "Cause".................................................................................................2
   2.8    "Change of Control".....................................................................................2
   2.9    "Code"..................................................................................................3
   2.10   "Deferral Plan" has the meaning defined for that term in Section 3.6....................................3
   2.11   "Disability"............................................................................................4
   2.12   "Effective Date"........................................................................................4
   2.13   "Good Reason" has the meaning defined for that term in Section 4.4(b)...................................4
   2.14   "Gross-up Payment"......................................................................................4
   2.15   "Growth Transaction" ...................................................................................4
   2.16   "Imminent Control Change Date"..........................................................................4
   2.17   "IRS"...................................................................................................4
   2.18   "1934 Act"..............................................................................................4
   2.19   "Notice of Termination".................................................................................5
   2.20   "Plans".................................................................................................5
   2.21   "Policies"..............................................................................................5
   2.22   "Post-Change Period".  .................................................................................5
   2.23   "Present Value".........................................................................................5
   2.24   "SEC"...................................................................................................5
   2.25   "Section"...............................................................................................5
   2.26   "SERP"..................................................................................................5
   2.27   "Shareholder Agreement".................................................................................5
   2.28   "Subsidiary"............................................................................................5
   2.29   "Termination Date"......................................................................................5
   2.30   "Transaction Owner".....................................................................................6
   2.31   "Voting Securities".....................................................................................6

ARTICLE III. POST-CHANGE PERIOD PROTECTIONS.......................................................................6
   3.1    General.................................................................................................6
   3.2    Position and Duties.....................................................................................6
   3.3    Compensation............................................................................................7
   3.4    Pro-Rata Bonus Payment.................................................................................10
   3.5    Equity Awards Vesting..................................................................................10
   3.6    Nonqualified Deferred Compensation.....................................................................10

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
ARTICLE IV. TERMINATION OF EMPLOYMENT............................................................................11
   4.1   Disability..............................................................................................11
   4.2   Death...................................................................................................11
   4.3   Cause...................................................................................................11
   4.4   Good Reason.............................................................................................13

ARTICLE V. OBLIGATIONS OF THE COMPANY UPON TERMINATION...........................................................14
   5.1   If  by the Executive for Good Reason or by the Company Other Than for Cause or Disability...............14
   5.2   If by the Company for Cause.............................................................................17
   5.4   If by the Company for Disability........................................................................17
   5.5   If upon Death...........................................................................................17

ARTICLE VI. NON-EXCLUSIVITY OF RIGHTS............................................................................17
   6.1   Waiver of Other Severance Rights........................................................................17
   6.2   Other Rights............................................................................................17

ARTICLE VII. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY..........................................................18
   7.1    Gross-up for Certain Taxes.............................................................................18
   7.2    Determination by the Executive.........................................................................18
   7.3    Additional Gross-up Amounts............................................................................19
   7.4    Gross-up Multiple......................................................................................19
   7.5    Opinion of Counsel.....................................................................................19
   7.6    Amount Increased or Contested..........................................................................20
   7.7    Refunds................................................................................................21

ARTICLE VIII. EXPENSES AND INTEREST..............................................................................21
   8.1    Legal Fees and Other Expenses..........................................................................21
   8.2    Interest...............................................................................................22

ARTICLE IX. NO SET-OFF OR MITIGATION.............................................................................22
   9.1    No Set-off or Defenses by Company......................................................................22
   9.2    No Mitigation..........................................................................................23

ARTICLE X. CONFIDENTIALITY AND NONCOMPETITION....................................................................23
   10.1   Confidentiality........................................................................................23
   10.2   Noncompetition/Nonsolicitation.........................................................................23
   10.3   Remedy.................................................................................................24

ARTICLE XI. MISCELLANEOUS........................................................................................24
   11.1   No Assignability.......................................................................................24

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
   11.2   Successors.............................................................................................24
   11.3   Payments to Beneficiary................................................................................25
   11.4   Non-alienation of Benefits.............................................................................25
   11.5   Severability...........................................................................................25
   11.6   Amendments.............................................................................................25
   11.7   Notices................................................................................................25
   11.8   Counterparts...........................................................................................25
   11.9   Governing Law..........................................................................................25
   11.10  Captions...............................................................................................26
   11.11  Tax Withholding........................................................................................26
   11.12  Joint and Several Obligations..........................................................................26
   11.13  No Waiver..............................................................................................26
   11.14  Prior Agreement........................................................................................26
   11.15  Entire Agreement.......................................................................................26

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT


         THIS AGREEMENT dated as of October 13, 2000 is made among CHICAGO BRIDGE & IRON COMPANY N.V. ("CBICNV"), a Netherlands corporation, CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation ("CBIC"), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation ("CBICD" and, together with CBICNV and CBIC, the "Company"), each having its principal place of business in Plainfield, Illinois, and Timothy J. Wiggins (the "Executive"), a resident of Illinois.

                                   ARTICLE I.
                                    PURPOSES

         The Supervisory Board of CBICNV has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive, despite the possibility or occurrence of a change of control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened change of control, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a change of control which ensure that the expectations of the Executive will be satisfied and are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.

                                  ARTICLE II.
                               CERTAIN DEFINITIONS

         When used in this Agreement, the terms specified below shall have the following meanings:

         2.1 "Accrued Obligations" has the meaning defined for that term in
Section 5.3.

         2.2 "Agreement Term" means the period commencing on the date of this Agreement and ending on the date which is thirty-six (36) months following the date of this Agreement ("Expiration Date"); provided, however, that the Agreement Term shall be extended as follows: (a) if neither the Company nor the Executive gives written notice to the other pursuant to Section 11.7 that this Agreement shall not be renewed ("Notice of Nonrenewal") within two years from the date of this Agreement, the Agreement Term shall be extended to an Expiration Date which shall be the first annual anniversary of the date a Notice of Nonrenewal is given; (b) if an Imminent Control Change Date occurs before the Expiration Date (as it may be extended under clause (a) above), then no Notice of Nonrenewal shall thereafter be effective and the Agreement Term shall automatically extend to an Expiration Date which is twelve (12) months after the Imminent Change of Control Date, as further extended under the terms of this clause should another Imminent Change of Control Date occur prior to the Expiration Date as from time to time so extended, and (c) if a Change of Control occurs before the Expiration Date (as extended under clause (a) or (b) above or this clause (c)), the Expiration Date shall automatically be extended to the last day of the Post-Change Period as the Post-Change Period may be extended as provided in Section 2.22.

         2.3 "Affiliate" means an "affiliate" or "associate" as those terms are defined in Rule 12b-2 under the 1934 Act.

         2.4 "Article" means an article of this Agreement.

         2.5 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the 1934 Act.

         2.6 "Board" means the Supervisory Board of Chicago Bridge & Iron Company N.V.

         2.7 "Cause" has the meaning defined for that term in Section 4.3(b).

         2.8 "Change of Control" means, except as otherwise provided below, the occurrence of any of the following:

                  (a) any person (as such term is used in Rule 13d-5 of the SEC under the 1934 Act) or group (as such term is defined in Section 13(d) of the 1934 Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the Beneficial Owner of 25% or more of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD; provided, however, that (i) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 75% of both the common shares or common stock of such corporation and the combined voting power of the Voting Securities of such corporation are then beneficially owned, directly or indirectly, by the persons who were the Beneficial Owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD immediately before such acquisition, in substantially the same proportion as their ownership of the common shares and other Voting Securities of CBICNV, CBIC or CBICD, as the case may be, immediately before such acquisition; and (ii) once a Change of Control occurs under this subsection (a), the occurrence of the next Change of Control (if any) under this subsection (a) shall be determined by reference to a person or group other than the person or group whose acquisition of Beneficial Ownership created such prior Change of Control unless the original person or group has in the meantime ceased to own 25% or more of the common shares of all of CBICNV, CBIC or CBICD or other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of all of CBICNV, CBIC or CBICD; or

                  (b) individuals who, as of the date of this Agreement or as of any Effective Date thereafter, are Supervisory Directors of CBICNV (the "Incumbent Directors") cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) any individual who becomes a Supervisory Director after the Effective Date whose binding nomination for election to the Board by the general meeting of shareholders was approved by a vote or written consent of at least 75% of the


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

         Supervisory Directors who are then Incumbent Directors shall be considered an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of the SEC under the 1934 Act); and (ii) once a Change of Control occurs under this subsection (b), the occurrence of the next Change of Control (if any) under this subsection (b) shall be determined by reference to the individuals who were Incumbent Directors immediately after the Effective Date of such prior Change of Control; or

                  (c) approval by the Board, or by the shareholders of CBICNV, CBIC or CBICD, of any of the following:

                           (i) a merger, reorganization or consolidation of
                  CBICNV, CBIC or CBICD ("Merger"), other than a Merger after which the individuals and entities who were the respective beneficial owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger beneficially own, directly or indirectly, more than 75% of, respectively, the common shares or common stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger, in substantially the same proportion as their ownership of the common shares or common stock and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger, or

                           (ii) a sale or other disposition by any of CBICNV,
                  CBIC or CBICD of all or substantially all of the assets owned by it, or

                           (iii) any transaction as a result of which CBICNV
                  would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBIC or as a result of which CBIC would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBICD, unless after either such transaction CBICNV continues to own directly or indirectly substantially all of the pre-transaction assets of both CBIC and CBICD.

                  (d) if a Growth Transaction previously occurred, any Transaction Owner individually, or Transaction Owners collectively:

                           (i) materially breach(es) any provision of any
                  shareholder agreement to which CBICNV and such Transaction Owner(s) are parties that addresses the governance of CBICNV following the Growth Transaction; or

                           (ii) become(s) the Beneficial Owner of more than
                  66.5% of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing more than 66.5% of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended.

         2.10 "Deferral Plan" has the meaning defined for that term in Section 3.6.



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         2.11 "Disability" has the meaning defined for that term in Section
4.1(b).

         2.12 "Effective Date" means each date on which a Change of Control occurs during the Agreement Term; provided, however, that if the Company terminates the Executive's employment before the date of a Change of Control, and if the Executive reasonably demonstrates that such termination of employment
(a) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or (b) otherwise arose in connection with or anticipation of the Change of Control, then "Effective Date" shall mean the date immediately before the date of such termination of employment.

         2.13 "Good Reason" has the meaning defined for that term in Section 4.4(b).

         2.14 "Gross-up Payment" has the meaning defined for that term in
Section 7.1.

         2.15 "Growth Transaction" means (i) the acquisition by Wedge Group Incorporated ("WGI"), a Delaware corporation, First Reserve Fund VIII, L.P. ("FRF"), a Delaware limited partnership, or Pitt-Des Moines, Inc. ("PDM"), a Pennsylvania corporation, or their Affiliates, of common shares or other Voting Securities of CBICNV as contemplated by an agreement with CBICNV for the acquisition by CBICNV or an Affiliate of Howe-Baker International, Inc. from WGI (the "HBI Transaction") or for the acquisition of the PDM Engineered Construction Division and Water Division from PDM (the "PDM Transaction"); (ii) the acquisition by a person (other than by public offering) of common shares or other Voting Securities of CBICNV from CBICNV as part of an arrangement for financing the HBI Transaction or the PDM Transaction; (iii) the acquisition by a person of common shares or other Voting Securities of CBICNV from a previous Transaction Owner if the person acquiring such common shares or other Voting Securities is or becomes a party to a Shareholder Agreement with CBICNV that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner; or (iv) a transfer of common shares or other Voting Securities of CBICNV from one Transaction Owner to another Transaction Owner if the acquiring Transaction Owner is subject with respect to such shares or other Voting Securities to either a preexisting Shareholder Agreement between CBICNV and the acquiring Transaction Owner or a Shareholder Agreement that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner. However, a "Growth Transaction" will not include any event described in Section 2.8(d).

         2.16 "Imminent Control Change Date" means any date on which occurs (a) a presentation to the Company's shareholders generally or any of the Company's directors or executive officers of a proposal or offer for a Change of Control, or (b) the public announcement (whether by advertisement, press release, press interview, public statement, SEC filing or otherwise) of a proposal or offer for a Change of Control, or (c) such proposal or offer remains effective and unrevoked.

         2.17 "IRS" means the Internal Revenue Service.

         2.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.

         2.19 "Notice of Termination" means a written notice given in accordance with Section 11.7 which sets forth (a) the specific termination provision in this Agreement relied upon




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
by the party giving such notice, (b) in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under such termination provision and (c) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

         2.20 "Plans" means plans, programs, policies or practices of the Company or any of its Subsidiaries.

         2.21 "Policies" means policies, practices or procedures of the Company or any of its Subsidiaries.

         2.22 "Post-Change Period" means the period commencing on each Effective Date and ending on the third annual anniversary of such Effective Date. If a new Change of Control creates a new Effective Date during any current Post-Change Period, the Post-Change Period shall be extended to the third annual anniversary of such new Effective Date; and shall be further extended upon each new Effective Date during the Post-Change Period as extended.

         2.23 "Present Value" means the present value, determined using (a) the actuarial assumptions published by the Pension Benefit Guaranty Corporation ("PBGC") for determining immediate annuity values, as in effect on the first day of the calendar year in which any payment of present value is required, or (b) if no such actuarial assumptions are published by the PBGC, using the mortality assumptions of the UP-84 group mortality table and an interest rate assumption which is the lesser of (i) 75% of the current 30-year Treasury bond rate or (ii) the current 30-year Treasury bond rate minus 150 basis points.

         2.24 "SEC" means the Securities and Exchange Commission.

         2.25 "Section" means, unless the context otherwise requires, a section of this Agreement.

         2.26 "SERP" has the meaning defined for that term in Section 3.6.

         2.27 "Shareholder Agreement" means an agreement between CBICNV and a person that limits the ability of such person and its Affiliates to obtain and exercise control over the management and policies of the CBICNV.

         2.28 "Subsidiary" means a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and any partnership or limited liability company in which the Company or any Subsidiary has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of 50% or more.

         2.29 "Termination Date" means the date of receipt of the Notice of Termination or any later date specified in such notice (which date shall be not more than 15 days after the giving of such notice), as the case may be; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability, then the Termination Date shall be the date of receipt of such Notice of Termination and (b) if the Executive's employment is terminated by reason of death or Disability, then the Termination Date shall be the date of death



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

of the Executive or the Disability Effective Date (as defined in Section 4.1(a)), as the case may be.

         2.30 "Transaction Owner" means a person who acquires common shares or other Voting Securities of CBICNV in a Growth Transaction, or any Affiliate of such person.

         2.31 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

                                  ARTICLE III.
                         POST-CHANGE PERIOD PROTECTIONS

         3.1 General. On the Effective Date and during the Post-Change Period thereafter the Company shall make the payments, provide the benefits and fulfill the other obligations required by this Article III. However, if, such Effective Date and Post-Change Period result solely from a Growth Transaction:

                  (a) Section 3.3(b) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to
         Section 5.1, and to the extent provided in Section 4.4(b)(iii) and as modified thereby, in determining the existence of Good Reason;

                  (b) clause (ii) of each of Sections 3.3(c) through 3.3(h) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1; but the aggregate value to the Executive of all Plans, fringe benefits and arrangements described in Sections 3.3(c) through 3.3(h) shall not be less favorable, in the aggregate, than the aggregate value to the Executive of such Plans, fringe benefits and arrangements provided by the Company to the Executive or peer executives at any time during the 90-day period immediately before such Effective Date; and

                  (c) Except as otherwise agreed to by separate agreement between the Company and the Executive that is more favorable to the Executive, Sections 3.4, 3.5, and 3.6 shall not apply on such Effective Date; but to the extent such vesting or payment is not otherwise required by Section 5.1, Sections 3.4, 3.5 and 3.6, shall apply to the Executive on the Termination Date (as if such Sections referred to the "Termination Date" instead of the "Effective Date") if during the Post-Change Period the Company shall terminate Executive's employment other than for Cause, or if the Executive shall terminate employment for Good Reason, or if employment terminates as a result of Disability or death.

         3.2 Position and Duties.

                  (a) During the Post-Change Period, (1) the Executive's position (including offices, titles, reporting requirements and responsibilities), authority and duties shall be at least commensurate in all material respects with the most significant of those held by, exercised by, or assigned to the Executive at any time during the 90-day period immediately before the Effective Date and (2) the Executive's services shall be performed at the location where the Executive was employed immediately before the Effective Date or any other location less than 40 miles from such former location.

                  (b) During the Post-Change Period (other than any periods of vacation, sick leave, disability leave or other family or medical leave to which the Executive is entitled), the Executive shall devote his or her full attention and time to the business and affairs of the Company and, to the extent necessary to discharge the duties assigned to the Executive in accordance with this Agreement, shall use his or her best efforts to perform such duties faithfully and efficiently. During the Post-Change Period, the Executive may (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures, fulfill speaking engagements or teach at educational institutions and (3) manage personal investments, so long as such activities are consistent with the Policies of the Company or its Subsidiaries at the Effective Date and do not significantly interfere with the performance of the Executive's duties under this Agreement. To the extent that any such activities have been conducted by the Executive before the Effective Date and were consistent with the Policies of the Company or its Subsidiaries at the Effective Date, the continued conduct of such activities (or activities similar in nature and scope) after the Effective Date shall not be deemed to interfere with the performance of the Executive's duties under this Agreement.

         3.3 Compensation.

                  (a) Base Salary. During the Post-Change Period, the Company shall pay or cause to be paid to the Executive an annual base salary in cash ("Guaranteed Base Salary"), which shall be paid in a manner consistent with the Company's payroll practices in effect immediately before the Effective Date for such Post-Change Period, at a rate at least equal to the highest rate of annual salary paid or payable to the Executive by the Company at any time during the 12-month period immediately before such Effective Date. During the Post-Change Period, the Guaranteed Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to other peer executives of the Company. Any increase in Guaranteed Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement. After any such increase, the Guaranteed Base Salary shall not be reduced and the term "Guaranteed Base Salary" shall thereafter refer to the increased amount.

                  (b) Guaranteed Bonus.

                           (i) During the Post-Change Period, the Company shall
                  pay or cause to be paid to the Executive a bonus (the "Guaranteed Bonus") for each Performance Period which ends during the Post-Change Period. "Performance Period" means each period of time designated in accordance with any bonus arrangement ("Bonus Plan") which is based upon performance and approved by the Board or by any committee of the Board. For purposes of this Section 3.3, a Bonus Plan includes, without limitation, the Company's Incentive Compensation Plan as in effect on the date hereof or any similar plan, but does not include the Company's 1997 or 1999 Long-Term Incentive Plan (an "LTIP") or any similar plan under which equity awards described Section 3.5 are granted, unless failure to consider the LTIP a Bonus Plan would leave the Company without any Bonus Plan covering Executive. The Guaranteed Bonus shall be at least equal to the product of (A) the greater of (i) the On Plan Percentage (as defined below), or (ii) the Actual Bonus Percentage (as defined below), multiplied by (B) the Guaranteed Base Salary.

                           (ii) For purposes of this Section 3.3(b):

                                    (A) "On Plan Percentage" means the
                                percentage of Guaranteed Base Salary to which the Executive would be entitled under the Bonus Plan(s) for the Performance Period for which the Guaranteed Bonus is awarded ("Current Performance Period") if performance achieved 100% of the target performance goals established pursuant to such Bonus Plan(s); or, if greater, the percentage of Guaranteed Base Salary to which Executive would have been entitled under the Bonus Plan(s) for the Performance Period ending immediately prior to the Post-Change Period if performance achieved 100% of the performance goals established pursuant to such Bonus Plan(s) for such prior Performance Period.

                                    (B) "Actual Bonus Percentage" means the
                                percentage of Guaranteed Base Salary for the Current Performance Period to which the Executive would be entitled under any Bonus Plan if the performance were measured by the actual performance during the Current Performance Period; provided, however, that for purposes of determining the Guaranteed Bonus for purposes of Sections 3.4 and 5.1(b), "Actual Bonus Percentage" means the percentage of Guaranteed Base Salary for the Performance Period during which the Effective Date (for purposes of Section 3.4) or Termination Date (for purposes of Section 5.1(b)) occurs to which the Executive would be entitled if the performance during such Performance Period were measured by the actual performance during the portion of such Performance Period before the Effective Date or the Termination Date (whichever is applicable), projected to the last day of such Performance Period.

                  (c) Incentive, Savings and Retirement Plans. During the Post-Change Period and notwithstanding the payment required by Section 3.6, (i) the Executive shall be entitled to continue to participate in all incentive (including long-term incentives and management stock plans), savings, deferred compensation, retirement and benefit restoration Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide the Executive with incentive (including long-term incentives and management stock benefits), savings, deferred compensation, retirement and benefit restoration benefits which, in any case, are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

                  (d) Welfare Benefit Plans. During the Post-Change Period, (i) the Executive and the Executive's family shall be eligible to participate in, and receive all benefits under, welfare benefit Plans (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, dependent life, accidental death and travel accident insurance Plans) provided by the Company and applicable to other peer executives of the Company and their families, but (ii) in no event shall such Plans provide benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

                  (e) Fringe Benefits. During the Post-Change Period, (i) the Executive shall be entitled to fringe benefits (including, without limitation, any foreign service travel and housing allowances for Executive and the Executive's family under Plans or Policies of the Company for foreign service) in accordance with the most favorable Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide fringe benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or peer executives under such Plans in effect at any time during the 90-day period immediately before any Effective Date.

                  (f) Expenses. During the Post-Change Period, (i) the Executive shall be entitled to prompt reimbursement of all reasonable employment-related expenses incurred by the Executive upon the Company's receipt of accountings in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

                  (g) Office and Support Staff. During the Post-Change Period,
         (i) the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

                  (h) Vacation. During the Post-Change Period, (i) the Executive shall be entitled to paid vacation in accordance with the most favorable Policies applicable to peer executives of the Company, but
         (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         3.4 Pro-Rata Bonus Payment.

         On each Effective Date the Company shall pay to Executive in a single lump sum in cash the product of (A) the Guaranteed Bonus for the Performance Period in which falls the Effective Date, multiplied by (B) a fraction, the numerator of which is the number of days in such Performance Period before the Effective Date, and the denominator of which is the total number of days in such Performance Period. The amount of Guaranteed Bonus for such Performance Period otherwise payable pursuant to Section 3.3(b), or otherwise payable pursuant to this Section 3.4 by reason of a later Change of Control in the same Performance Period, shall be reduced by any earlier payment made under this Section 3.4 for the same Performance Period.

         3.5 Equity Awards Vesting.

         On the Effective Date, the Executive shall become fully vested in:

                  (a) any and all outstanding options ("Options") to purchase common shares of the Company granted to Executive prior to the Effective Date under any Plan, contract or arrangement for Options, which Options shall become fully exercisable;

                  (b) any outstanding shares of restricted common shares of the Company regardless whether such restrictions are scheduled to lapse based on service or on performance or both ("Restricted Stock") awarded to Executive under any Plan, contract or arrangement for Restricted Stock; which shall become unrestricted and freely transferable; and

                  (c) any outstanding awards providing for the payment of a variable number of common shares of the Company dependent on the achievement of performance goals, or of an amount based on the fair market value of such shares or the appreciation thereof ("Performance Shares") awarded to Executive under any Plan, contract or arrangement for Performance Shares; and there shall be paid out in cash to Executive within 30 days following the Effective Date of the Change of Control the value of the Performance Shares to which Executive would have been entitled if performance achieved 100% of the target performance goals established for such Performance Shares.

         To the extent that for any reason such Options, Restricted Stock and Performance Shares do not become vested on the Effective Date, the Company shall pay Executive a cash amount equal to (i) the positive difference, if any, between the value of the shares of common stock subject to the Options that did not become vested (or, if greater, the value paid or to be paid in connection with the Change of Control to a holder of an equal number of shares of common stock ("Change of Control Value")) and the Option exercise price with respect to such shares, as of and on the date such Options are forfeited; plus (ii) the fair market value (determined without regard to any restriction other than a restriction which by its terms may never lapse) (or, if greater, the Change of Control Value) of all non-vested forfeited Restricted Stock and Performance Shares as of and on the date such Restricted Stock or Performance Shares are forfeited. Nothing in this Section 3.5 shall require the vesting, or payment, of equity awards granted after such Effective Date unless a new Effective Date has intervened

         3.6 Nonqualified Deferred Compensation.

         On the Effective Date Executive shall become fully vested in and the Company shall pay to Executive in a single lump sum in cash (1) the value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified deferred compensation, benefit restoration, excess benefit or other individual account plan, contract or arrangement for deferred compensation maintained by the Company under which benefits are calculated by reference to an individual account (a "Deferral Plan"), and (2) the Present Value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified supplemental executive retirement plan or other plan, contract or arrangement for retirement benefits maintained by the Company under which benefits are calculated by reference to a defined amount payable in connection with or after retirement or other termination of employment an (a "SERP").

                                  ARTICLE IV.
                            TERMINATION OF EMPLOYMENT

         4.1 Disability.

                  (a) During the Post-Change Period, the Company may terminate the Executive's employment upon the Executive's Disability (as defined in Section 4.1(b)) by giving the Executive or his legal representative, as applicable, Notice of Termination accompanied by a certification of the Executive's Disability by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative. The Executive's employment shall terminate effective on the 30th day (the "Disability Effective Date") after the Executive's receipt of such Notice of Termination unless, before the Disability Effective Date, the Executive shall have resumed the full-time performance of the Executive's duties.

                  (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders the Executive unable to perform the essential functions required under this Agreement with or without reasonable accommodation.

                  (c) Unless the Company establishes, by clear and convincing evidence, that Executive has a Disability, any purported termination of employment for Disability shall be deemed a termination other than for Disability for all purposes of this Agreement.

         4.2 Death. The Executive's employment shall terminate automatically upon the Executive's death during the Post-Change Period.

         4.3 Cause.

                  (a) During the Post-Change Period, the Company may terminate the Executive's employment for Cause.

                  (b) "Cause" means any of the following: Executive's conviction of a felony or of a crime involving fraud, dishonesty or moral turpitude; Executive's willful or intentional material breach of this Agreement that results in financial detriment that is material to the Company as a whole; or willful or intentional misconduct by Executive in the performance of his duties under this Agreement that results in financial detriment that is material to the Company as a whole; except that Cause shall not mean:

                  (i) bad judgment or negligence;

                  (ii) any act or omission believed by the Executive in good faith to have been in or not opposed to the interest of the Company (without intent of the Executive to gain, directly or indirectly, a profit to which the Executive was not legally entitled);

                  (iii) any act or omission with respect to which a determination could properly have been made by the Board that the Executive met the applicable standard of conduct for indemnification or reimbursement under the Company's by-laws, any applicable indemnification agreement, or applicable law, in each case in effect at the time of such act or omission; or

                  (iv) any act or omission with respect to which Notice of Termination is not given within 12 months after the earliest date on which any member of the Board, not a party to the act or omission, knew or should have known of such act or omission.

         (c) The Company may not during the Post-Change Period terminate Executive's employment for Cause unless the following procedures are fully complied with:

                  (i) no fewer than 45 days prior to the Termination Date, the Company provides Executive with written notice (the "Notice of Consideration") of its intent to consider termination of Executive's employment for Cause, including a detailed description of the specific reasons which form the basis for such consideration;

                  (ii) if after providing Notice of Consideration, the Board may, by the affirmative vote of at least 80% of its members (excluding for this purpose Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events issuing the Notice of Consideration), suspend Executive with pay until a final determination pursuant to this Section has been made;

                  (iii) for a period of not less than 30 days after the date Notice of Consideration is provided, Executive shall have the opportunity to appear before the Board, with or without legal representation, at Executive's election, to present arguments and evidence on his own behalf; and

                  (iv) following the presentation to the Board as provided in
         (3) above or Executive's failure to appear before the Board at a date and time specified in the Notice of Consideration (which date shall not be less than 30 days after the date the Notice of Consideration is provided), Executive may be terminated for Cause




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         only if (i) the Board, by the affirmative vote of at least 80% of its members (excluding Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events leading the Board to terminate Executive for Cause), determines that the actions or inactions of Executive specified in the Notice of Consideration occurred, that such actions or inactions constitute Cause, and that Executive's employment should accordingly be terminated for Cause; and (ii) the Board provides Executive with a written determination (a "Notice of Termination for Cause") setting forth in specific detail the basis of such Termination of Employment, which Notice of Termination for Cause shall be consistent with the reasons set forth in the Notice of Consideration.

         Unless the Company establishes, by clear and convincing evidence, both
(x) its full compliance with the substantive and procedural requirements of this Section prior to a termination of employment for Cause, and (y) that Executive's action or inaction specified in the Notice of Termination for Cause did occur and constituted Cause, any purported termination of employment for Cause shall be deemed a termination without Cause for all purposes of this Agreement.

         4.4 Good Reason.

                  (a) During the Post-Change Period, the Executive may terminate employment for Good Reason within 12 months following the Executive's actual knowledge of an act or omission which constitutes Good Reason; provided, however, that the Executive's failure to terminate within 12 months following Executive's actual knowledge of a particular act or omission which constitutes Good Reason shall not prevent Executive's termination for any other act or omission which constitutes Good Reason.

                  (b) "Good Reason" means any of the following:

                           (i) the assignment to the Executive of any duties
                  inconsistent in any respect with the Executive's position (including offices, titles, reporting requirements or responsibilities), authority or duties as prescribed by
                  Section 3.2(a)(1), or the Company's requiring the Executive to be based at any office or location other than the location described in Section 3.2(a)(2);or any other action by the Company which results in a diminution or other material adverse change in such position, authority or duties;

                           (ii) the failure to pay Guaranteed Base Salary in at
                  least the amount prescribed by Section 3.2(a);

                           (iii) the failure to pay Guaranteed Bonus in at least
                  the amount prescribed by Section 3.3(b); provided, however, that if the Post-Change Period results solely from a Growth Transaction; Good Reason under this clause (iii) shall only be the failure to provide Executive with a bonus opportunity (including designation of target performance goals and percentage of Guaranteed Base Salary payable on achievement of target performance goals) no less favorable to




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                  Executive than that provided by the Company to Executive for either of the two most recent Performance Periods beginning before such Growth Transaction;

                           (iv) the failure to provide any plan or fringe
                  benefits or perquisites prescribed by Sections 3.3(c) through 3.3(h), as modified, if the Post-Change Period results solely from a Growth Transaction, by Section 3.1(b);

                           (v) any other failure by the Company to comply with
                  any of the provisions of Article III;

                           (vi) any other material adverse change to the terms
                  and conditions of the Executive's employment (whether or not also described in clauses (i) through (v) above);

                           (vii) the Board's giving Notice of Consideration
                  pursuant to Section 4.3(c) (of the intent to consider terminating Executive for Cause) but failing to terminate Executive for Cause within a period of 90 days thereafter in compliance with all substantive and procedural requirements of
                  Section 4.3,

                           (viii) any purported termination by the Company of
                  the Executive's employment other than as expressly permitted by this Agreement (any such purported termination shall not be effective for any other purpose under this Agreement);

                           (ix) a failure by the Company to cause a successor,
                  prior to or as of the date it becomes a successor, to assume and agree to perform this Agreement in accordance with the provisions of Section 11.2 hereof.

         Any determination by Executive that any of the foregoing events has occurred and constitutes "Good Reason" shall be conclusive and binding for all purposes unless the Company establishes by clear and convincing evidence that Executive did not have a reasonable basis for such a determination.

                  (c) Any termination of employment by the Executive for Good Reason shall be communicated to the Company by Notice of Termination. The passage of time not in excess of 12 months after the Executive has actual knowledge of an act or omission which constitutes Good Reason prior to delivery of Notice of Termination or a failure by the Executive to include in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive under this Agreement or preclude the Executive from asserting such fact or circumstance in enforcing rights under this Agreement.

                                   ARTICLE V.
                   OBLIGATIONS OF THE COMPANY UPON TERMINATION

         5.1 If by the Executive for Good Reason or by the Company Other Than for Cause or Disability. If, during the Post-Change Period, the Company shall terminate Executive's




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employment other than for Cause, Disability, or death or if the Executive shall terminate employment for Good Reason, the Company shall pay the Executive within five (5) days of the Termination Date (or if earlier within five (5) days of the last day Executive performed services for the Company as an Employee), in addition to all vested rights arising from the Executive's employment as specified in Article III, a cash amount equal to the sum of the amounts described in (a) through (g) below and the additional benefits described in (h) through (i) below:

                  (a) The Guaranteed Base Salary, any accrued vacation pay and business expenses incurred through the Termination Date, to the extent not previously paid to the Executive by the Company.

                  (b) The difference between (1) the product of (A) the Guaranteed Bonus, multiplied by (B) a fraction, the numerator of which is the number of days in the Termination Performance Period which elapsed before the Termination Date, and the denominator of which is the total number of days in the Termination Performance Period, and (2) the amount of any Guaranteed Bonus previously paid to the Executive by the Company with respect to the Termination Performance Period.

                  (c) The value of Executive's then-accrued benefits under any Deferral Plan plus the present value of Executive's then-accrued benefits under any SERP, determined without disregarding service and compensation before any Effective Date but then reduced by the amount, if any, previously paid to the Executive by the Company pursuant to
         Section 3.6.

                  (d) An amount equal to the product of (1) three (3.0), multiplied by (2) the sum of (A) the Guaranteed Base Salary and (B) the Guaranteed Bonus.

                  (e) An amount equal to the sum of the value of the unvested portion of the Executive's accounts or accrued benefits under any qualified plan maintained by the Company as of the Termination Date.

                  (f) The difference between (1) the amount that would be determined under Section 5.1(c) above if such amount were calculated (to the extent applicable in determining such amount) (A) as though the Executive continued to accrue benefits and be credited with service under the SERP for a period of three years after the Termination Date,
         (B) as though the Executive received compensation during each year of such three-year period equal to the sum of the Guaranteed Base Salary and the highest Guaranteed Bonus paid (or payable) to the Executive in the three calendar years preceding the Termination Date, (C) as though the Executive were three (3) years older than his age at the Termination Date, and (D) without disregarding service and compensation before the Termination Date; reduced by (2) the amount (if any) previously or simultaneously paid by the Company to the Executive pursuant to Sections 3.6 and 5.1(c).

                  (g) In addition to the foregoing amounts, the Company shall pay on behalf of Executive all fees and costs charged by the outplacement firm selected by the Executive to provide outplacement services or at the election of the Executive, an immediate cash




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

         payment equal to the fees and expenses such outplacement firm would charge but not in excess of 20% of the Guaranteed Base Salary.

                  (h) In addition to the foregoing payments, until the third annual anniversary of the Termination Date or such later date as any Plan of the Company may specify, the Company shall continue to provide to the Executive and the Executive's family welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, accidental death and travel accident insurance plans and programs) which are at least as favorable as the most favorable Plans of the Company applicable to other peer executives and their families as of the Termination Date, but which are in no event less favorable than the most favorable Plans of the Company applicable to other peer executives and their families during the 90-day period immediately before the Effective Date; and the cost of such welfare benefits to Executive shall not exceed the cost of such benefits to the Executive immediately before the Termination Date or, if less, the Effective Date.

                  (i) Beginning on the later of the third annual anniversary of the Termination Date or the date Executive attains age 50, and continuing until the death of the last to die of Executive and his or her spouse, the Company shall provide to the Executive and to Executive's family medical benefits which (1) until Executive attains age sixty-five (65) are at least as favorable as the most favorable medical Plans of the Company applicable to actively employed peer executives and that covered any active employee of the Company as of the Effective Date, and (2) from and after the date Executive attains age 65, are at least as favorable as the most favorable medical Plans of the Company applicable to eligible retired peer executives and that covered any retired employee as of the Effective Date; and the cost to Executive of such medical benefits for the period described in clause
         (1) shall not exceed the cost of such benefits to Executive immediately before the Termination Date or, if less, the Effective Date, and the cost to Executive of such medical benefits for the period described in clause (2) shall not exceed the cost of such benefits to any similarly situated eligible retiree of the Company immediately before the Termination Date or, if less, the Effective Date.

The Executive's rights under this Section 5.1 shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including without limitation continuation coverage required by Section 4980 of the Code or Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, for which purpose the date of the qualifying event shall not be earlier than the date specified in the first sentence of Section 5.1(i). However, if the Executive is covered under a medical, life, or disability insurance plan provided by a subsequent employer at equal or lesser cost to Executive than the cost to Executive of coverage under the corresponding Company plan required by Sections 5.1(i), then the benefits under the corresponding Company plan required by Sections 5.1(i) shall be secondary to the benefits under the subsequent employer's medical, life, or disability insurance plan.

         5.2 If by the Company for Cause. If the Company terminates the Executive's employment for Cause during the Post-Change Period pursuant to the procedures set forth in Section 4.3, this Agreement shall terminate without further obligation by the Company to the




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

Executive, other than the obligation immediately to pay the Executive in cash the Executive's Guaranteed Base Salary through the Termination Date, plus the amount of any compensation previously deferred by the Executive, plus any accrued vacation pay and business expenses incurred through the Termination Date, in each case to the extent not previously paid or reimbursed.

         5.3 If by the Executive Other Than for Good Reason. If the Executive terminates employment during the Post-Change Period other than for Good Reason, Disability or death, this Agreement shall terminate without further obligations by the Company, other than the obligation immediately to pay the Executive in cash all amounts specified in paragraphs (a), (b) and (c) of Section 5.1 (such amounts collectively, the "Accrued Obligations").

         5.4 If by the Company for Disability. If the Company terminates the Executive's employment by reason of the Executive's Disability during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive, other than:

                  (a) the Company's obligation immediately to pay the Executive in cash all Accrued Obligations, and

                  (b) the Executive's right after the Disability Effective Date to receive disability and other benefits at least equal to the greater of (i) those provided under the most favorable disability Plans applicable to disabled peer executives of the Company in effect immediately before the Termination Date or (ii) those provided under the most favorable disability Plans of the Company in effect at any time during the 90-day period immediately before the Effective Date.

         5.5 If upon Death. If the Executive's employment is terminated by reason of the Executive's death during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than the obligation immediately to pay the Executive's estate or beneficiary in cash all Accrued Obligations. Despite anything in this Agreement to the contrary, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to the surviving families of peer executives of the Company under such Plans, but in no event shall such Plans provide benefits which in each case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive under such Plans in effect at any time during the 90-day period immediately before the Effective Date.

                                  ARTICLE VI.
                            NON-EXCLUSIVITY OF RIGHTS

         6.1 Waiver of Other Severance Rights. To the extent that payments are made to the Executive pursuant to Section 5.1, the Executive hereby waives the right to receive severance payments under any other Plan or agreement of or with the Company.

         6.2 Other Rights. Except as provided in Section 6.1, this Agreement shall not prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company or any of its Subsidiaries and for which the Executive may




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

qualify, nor shall this Agreement limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any Plan of the Company or any of its Subsidiaries and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

                                  ARTICLE VII.
                   CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

         7.1 Gross-up for Certain Taxes. If it is determined (by the reasonable computation of the Company's independent auditors, which determinations shall be certified to by such auditors and set forth in a written certificate ("Certificate") delivered to the Executive) that any benefit received or deemed received by the Executive from the Company pursuant to this Agreement or otherwise (collectively, the "Payments") is or will become subject to any excise tax under Section 4999 of the Code or any similar tax payable under any United States federal, state, local or other law (such excise tax and all such similar taxes collectively, "Excise Taxes"), then the Company shall, immediately after such determination, pay the Executive an amount (the "Gross-up Payment") equal to the product of

                  (a) the amount of such Excise Taxes

multiplied by

                  (b) the Gross-up Multiple (as defined in Section 7.4).

The Gross-up Payment is intended to compensate the Executive for the Excise Taxes and any federal, state, local or other income or excise taxes or other taxes payable by the Executive with respect to the Gross-up Payment.

         The Executive or the Company may at any time request the Company's independent auditors to prepare and deliver a Certificate to the Executive. The Company shall, in addition to complying with Section 7.2, cause all determinations and certifications under the Article to be made as soon as reasonably possible and in adequate time to permit the Executive to prepare and file the Executive's individual tax returns on a timely basis.

         7.2 Determination by the Executive.

                  (a) If the Company or its independent auditors shall fail to deliver a Certificate to the Executive (and to pay to the Executive the amount of the Gross-up Payment, if any) within 14 days after receipt from the Executive of a written request for a Certificate, or if at any time following receipt of a Certificate the Executive disputes the amount of the Gross-up Payment set forth therein, the Executive may elect to demand the payment of the amount which the Executive, in accordance with an Executive Counsel Opinion), (as defined in Section 7.5), determines to be the Gross-up Payment. Any such demand by the Executive shall be made by delivery to the Company of a written notice which specifies the Gross-up Payment determined by the Executive and an Executive




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         Counsel Opinion regarding such Gross-up Payment (such written notice and opinion collectively, the "Executive's Determination"). Within 14 days after delivery of the Executive's Determination to the Company, the Company shall either (1) pay the Executive the Gross-up Payment set forth in the Executive's Determination (less the portion of such amount, if any, previously paid to the Executive by the Company) or (2) deliver to the Executive a Certificate specifying the Gross-up Payment determined by the Company's independent auditors, together with a Company Counsel Opinion (as defined in Section 7.5), and pay the Executive the Gross-up Payment specified in such Certificate. If for any reason the Company fails to comply with clause (2) of the preceding sentence, the Gross-up Payment specified in the Executive's Determination shall be controlling for all purposes.

                  (b) If the Executive does not make a request for, and the Company does not deliver to the Executive, a Certificate, the Company shall, for purposes of Section 7.3, be deemed to have determined that no Gross-up Payment is due.

         7.3 Additional Gross-up Amounts. If the amount of Excise Taxes payable by the Executive with respect to all Payments is determined (pursuant to the subsequently-enacted provisions of the Code, final regulations or published rulings of the IRS, final judgment of a court of competent jurisdiction or the Company's independent auditors) to be greater than the amount previously paid by the Company to the Executive pursuant to Section 7.1 or 7.2, as applicable, then the Company shall pay the Executive an amount (which shall also be deemed a Gross-up Payment) equal to the product of:

                  (a) the sum of (i) such additional Excise Taxes and (ii) any interest, fines, penalties, expenses or other costs incurred by the Executive as a result of having taken a position in accordance with a determination made pursuant to Section 7.1, multiplied by

                  (b) the Gross-up Multiple.

         7.4 Gross-up Multiple. The Gross-up Multiple shall equal the quotient (greater than one (1.0)) of one (1.0) divided by one (1.0) minus the sum, expressed as a decimal fraction, of the rates of all federal, state, local and other income and other taxes and any Excise Taxes applicable to the Gross-up Payment; provided that, if such sum exceeds 0.75, it shall be deemed equal to
0.75 for purposes of this computation. (If different rates of tax are applicable to various portions of a Gross-up Payment, the weighted average of such rates shall be used.)

         7.5 Opinion of Counsel. "Executive Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Executive that there is a reasonable basis to support a conclusion that the Gross-up Payment determined by the Executive has been calculated in accord with this Article and applicable law. "Company Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Company that (a) there is a reasonable basis to support a conclusion that the Gross-up Payment set forth of the Certificate of Company's independent



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auditors has been calculated in accord with this Article and applicable law, and
(b) there is no reasonable basis for the calculation of the Gross-up Payment determined by the Executive.

         7.6 Amount Increased or Contested. The Executive shall notify the Company in writing of any claim by the IRS or other taxing authority that, if successful, would require the payment by the Company of a Gross-up Payment. Such notice shall include the nature of such claim and the date on which such claim is due to be paid. The Executive shall give such notice as soon as practicable, but no later than 10 business days, after the Executive first obtains actual knowledge of such claim; provided, however, that any failure to give or delay in giving such notice shall affect the Company's obligations under this Article only if and to the extent that such failure results in actual prejudice to the Company. The Executive shall not pay such claim less than 30 days after the Executive gives such notice to the Company (or, if sooner, the date on which payment of such claim is due). If the Company notifies the Executive in writing before the expiration of such period that it desires to contest such claim, the Executive shall:

                  (a) give the Company any information that it reasonably requests relating to such claim,

                  (b) take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (c) cooperate with the Company in good faith to contest such claim, and

                  (d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax (to the extent not previously paid by the Company to the Executive) or income tax, including related interest and penalties, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing, the Company shall control all proceedings in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner. The Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify the Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. The Company's control of the contest shall be



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limited to issues with respect to which a Gross-up Payment would be payable. The
Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the IRS or other taxing authority.

         7.7 Refunds. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 7.6) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such determination before the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 7.6.

                                 ARTICLE VIII.
                              EXPENSES AND INTEREST

         8.1 Legal Fees and Other Expenses.

                  (a) If the Executive incurs legal, accounting and other fees or other expenses in a good faith effort to obtain benefits under this Agreement (including, without limitation, the fees and other expenses of the Executive's legal counsel, any expert witness fees and expenses, and accounting and other fees and expenses, including legal and accounting fees and expenses in connection with the delivery of the Executive Counsel Opinion referred to in Article VII), regardless of whether the Executive ultimately prevails, the Company shall reimburse the Executive on a monthly basis upon the written request for such fees and expenses to the extent not previously reimbursed under the Company's officers and directors liability insurance policy, if any. Simultaneously with each such payment Company shall pay Executive an amount such that after payment of incremental United States federal, state and local income, excise and other taxes payable by Executive ("Taxes") with respect to such tax reimbursement, there remains a balance sufficient to pay the Taxes on the reimbursement of such fees and expenses. The existence of any controlling case or regulatory law which is directly inconsistent with the position taken by the Executive shall be evidence that the Executive did not act in good faith. Executive's payment of such fees and expenses shall be a conclusive determination with respect to the Company that such fees and expenses are reasonable.

                  (b) Reimbursement of legal fees and expenses shall be made monthly upon the written submission of a request for reimbursement together with evidence that such fees and expenses are due and payable or were paid by the Executive. If the Company shall have reimbursed the Executive for legal fees and expenses and it is later determined




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         that the Executive was not acting in good faith, all amounts paid on behalf of, or reimbursed to, the Executive shall be promptly refunded to the Company.

                  (c) To secure its obligations under this Section 8.1 the Company shall procure and maintain in force during the Agreement Term and thereafter for one (1) year or if longer until the termination (by final judgment and after all rights of appeal have been exhausted or waived) of any litigation involving a good faith effort of an Executive to obtain benefits under this Agreement, a letter of credit and an escrow in favor of Executive (together with other executives similarly situated). The letter of credit shall be issued by a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), shall be in the aggregate amount of five hundred thousand dollars ($500,000) prior to July 1, 2001, and in the aggregate amount of two million dollars ($2,000,000) on and after July 1, 2001, and shall be substantially in the form of that attached (with its attached Annexes and Exhibits) to this Agreement as Exhibit A. The escrow shall be maintained in the state of Illinois under an escrow agreement with a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), and shall be substantially in the form of that attached (with its attached Exhibits) to this Agreement as Exhibit B.

         8.2 Interest. If the Company does not pay any amount due to the Executive under this Agreement within three days after such amount became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at a annual rate equal to two percent (2.0%) above the base commercial lending rate announced by the Company's principal revolving credit lender in effect from time to time during the period of such nonpayment; or, if the Company does not have a principal revolving credit lender, then at two percent (2.0%) above the prime rate of interest in effect from time to time during the period of such nonpayment, as reported from time to time in the Wall Street Journal; but in no case greater than the maximum rate of interest permitted by applicable law.

                                  ARTICLE IX.
                            NO SET-OFF OR MITIGATION

         9.1 No Set-off or Defenses by Company. The Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and shall not be subject to any set-off, counterclaim or legal or equitable defense. The exclusive method for the Company to avoid payments to the Executive under this Agreement, to the extent specified in this Agreement, is to terminate Executive's employment for Cause pursuant to Sections
4.3 and 5.2 of this Agreement. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against the Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by the Executive to enforce any rights against the Company under this Agreement.




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         9.2 No Mitigation. The Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary, compensation or other amounts which may be paid or payable to the Executive as the result of the Executive's employment by another employer.

                                   ARTICLE X.
                       CONFIDENTIALITY AND NONCOMPETITION

         10.1 Confidentiality. Executive acknowledges that it is the policy of the Company and its subsidiaries to maintain as secret and confidential all valuable and unique information and techniques acquired, developed or used by the Company and its Subsidiaries relating to their business, operations, employees and customers, which gives the Company and its subsidiaries a competitive advantage in the construction and engineering industry and other businesses in which the Company and its subsidiaries are engaged ("Confidential Information"). Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Subsidiaries, and that disclosure of Confidential Information would cause damage to the Company and its Subsidiaries. Executive agrees that, except as required by the duties of his employment with the Company and/or its Subsidiaries and except in connection with enforcing the Executive's rights under this Agreement or if compelled by a court or governmental agency, he will not, without the consent of the Company, disseminate or otherwise disclose any Confidential Information obtained during his employment with the Company and/or its Subsidiaries for so long as such information is valuable and unique.

         10.2 Noncompetition/Nonsolicitation.

                  (a) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive will not at any time directly or indirectly, in any capacity, engage or participate in, or become employed by or render advisory or consulting or other services in connection with any Prohibited Business as defined in Section 10.2(d).

                  (b) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not make any financial investment, whether in the form of equity or debt, or own any interest, directly or indirectly, in any Prohibited Business. Nothing in this Section 10.2(b) shall, however, restrict Executive from making any investment in any company whose stock is listed on a national securities exchange or actively traded in the over-the-counter market; provided that (1) such investment does not give Executive the right or ability to control or influence the policy decisions of any Prohibited Business, and (2) such investment does not create a conflict of interest between Executive's duties hereunder and Executive's interest in such investment.

                  (c) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not (1) employ any employee of the Company and/or its Subsidiaries or (2) interfere with the Company's or any of its Subsidiaries' relationship with, or endeavor to entice away from the Company and/or its Subsidiaries any person, firm, corporation, or other business organization who or which at any time (whether before or after the date of Executive's termination of employment), was an employee, customer, vendor or supplier of, or maintained a business relationship with, any business of the Company and/or its Subsidiaries which was conducted at any time during the period commencing one year prior to the termination of employment.

                  (d) For the purpose of this Section 10.2, "Prohibited Business" shall be defined as any construction and engineering business specializing in the engineering and design, materials procurement, fabrication, erection, repair and modification of steel tanks and other steel plate structures and associated systems and any branch, office or operation thereof, which is a direct and material competitor of the Company wherever the Company does business, including the Netherlands, the United States and any other country.

         10.3 Remedy. Executive and the Company specifically agree that, in the event that Executive shall breach his obligations under this Article X, the Company and its Subsidiaries will suffer irreparable injury and no adequate remedy for such breach, and shall be entitled to injunctive relief therefor, and in particular, without limiting the generality of the foregoing, the Company shall not be precluded from pursuing any and all remedies it may have at law or in equity for breach of such obligations; provided, however, that such breach shall not in any manner or degree whatsoever limit, reduce or otherwise affect the obligations of the Company under this Agreement, and in no event shall an asserted breach of the Executive's obligations under this Article X constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                                  ARTICLE XI.
                                 MISCELLANEOUS

         11.1 No Assignability. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

         11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement. Any successor to the business and/or assets of the Company which assumes and agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement.

         11.3 Payments to Beneficiary. If the Executive dies before receiving amounts to which the Executive is entitled under this Agreement, such amounts shall be paid as soon as administratively practicable in a lump sum to the beneficiary designated in writing by the Executive, or if none is so designated, to the Executive's estate.

         11.4 Non-alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

         11.5 Severability. If any one or more articles, sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

         11.6 Amendments. Except as provided in Section 2.2 hereof, this Agreement shall not be altered, amended or modified except by written instrument executed by the Company and Executive.

         11.7 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                   If to the Executive:

                   Mr. Timothy J. Wiggins
                   2205 Hanford Lane
                   Aurora, Illinois  60504

                   If to the Company (including any or all of CBICNV, CBIC or CBICD):

                   Chicago Bridge & Iron Company
                   1501 North Division Street
                   Plainfield, Illinois  60544
                   Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

         11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         11.9 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to its choice of law principles.

         11.10 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.

         11.11 Tax Withholding. The Company may withhold from any amounts payable under this Agreement any federal, state or local taxes that are required to be withheld pursuant to any applicable law or regulation.

         11.12 Joint and Several Obligations. The obligations of the Company under this Agreement are joint and several obligations of CBICNV, CBIC and CBICD; provided, however, that each of CBICNV, CBIC and CBICD may agree between themselves but without adversely affecting the rights of the Executive which of them shall provide any particular payment or benefit under this Agreement.

         11.13 No Waiver. The Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

         11.14 Prior Agreement. The Change of Control Severance Agreement dated March 4, 1999, between CBIC and the Executive is hereby terminated effective on the date of this Agreement.

         11.15 Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to its subject matter and supercedes any prior change of control severance agreement and any Change of Control severance benefit provisions in any prior employment agreement between the Company and the Executive.

         IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.



                                              EXECUTIVE



                                               /s/ Timothy J. Wiggins
                                              ----------------------------------
                                              Timothy J. Wiggins




                                              CHICAGO BRIDGE & IRON COMPANY N.V.

                                              by: Chicago Bridge & Iron Company
                                              B.V., its sole Managing Director


                                              By: /s/ Gerald M. Glenn
                                                  ------------------------------
                                              Title: Managing Director
                                                     ---------------------------




                                              CHICAGO BRIDGE & IRON COMPANY


                                              By: /s/ Robert B. Jordan
                                                  ------------------------------
                                              Title:
                                                     ---------------------------




                                              CHICAGO BRIDGE & IRON COMPANY
                                              (DELAWARE)


                                              By: /s/ Timothy J. Wiggins
                                                  ------------------------------
                                              Title:
                                                     ---------------------------

                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT

                                TABLE OF CONTENTS


Article I.  PURPOSES..........................................................1

Article II. CERTAIN DEFINITIONS...............................................1
   2.1      "Accrued Obligations".............................................1
   2.2      "Agreement Term"..................................................1
   2.3      "Affiliate".......................................................2
   2.4      "Article".........................................................2
   2.5      "Beneficial Owner"................................................2
   2.6      "Board"...........................................................2
   2.7      "Cause"...........................................................2
   2.8      "Change of Control"...............................................2
   2.9      "Code"............................................................3
   2.10     "Deferral Plan"...................................................3
   2.11     "Disability"......................................................4
   2.12     "Effective Date"..................................................4
   2.13     "Good Reason".....................................................4
   2.14     "Gross-up Payment"................................................4
   2.15     "Growth Transaction"..............................................4
   2.16     "Imminent Control Change Date"....................................4
   2.17     "IRS".............................................................4
   2.18     "1934 Act"........................................................4
   2.19     "Notice of Termination"...........................................4
   2.20     "Plans"...........................................................5
   2.21     "Policies" .......................................................5
   2.22     "Post-Change Period"..............................................5
   2.23     "Present Value"...................................................5
   2.24     "SEC".............................................................5
   2.25     "Section".........................................................5
   2.26     "SERP"............................................................5
   2.27     "Shareholder Agreement"...........................................5
   2.28     "Subsidiary"......................................................5
   2.29     "Termination Date"................................................5
   2.30     "Transaction Owner"...............................................6
   2.31     "Voting Securities"...............................................6

Article III. POST-CHANGE PERIOD PROTECTIONS...................................6
   3.1      General...........................................................6
   3.2      Position and Duties...............................................6
   3.3      Compensation......................................................7
   3.4      Pro-Rata Bonus Payment............................................9
   3.5      Equity Awards Vesting............................................10
   3.6      Nonqualified Deferred Compensation...............................10

Article IV. TERMINATION OF EMPLOYMENT........................................11



                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE
                                                                           ----

   4.1    Disability........................................................11
   4.2    Death.............................................................11
   4.3    Cause.............................................................11
   4.4    Good Reason.......................................................13

Article V. OBLIGATIONS OF THE COMPANY UPON TERMINATION......................14
   5.1    If  by the Executive for Good Reason or by the Company
          Other Than for Cause or Disability................................14
   5.2    If by the Company for Cause.......................................16
   5.3    If by the Executive Other Than for Good Reason....................17
   5.4    If by the Company for Disability..................................17
   5.5    If upon Death.....................................................17

Article VI. NON-EXCLUSIVITY OF RIGHTS.......................................17
   6.1    Waiver of Other Severance Rights..................................17
   6.2    Other Rights......................................................17

Article VII. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.....................18
   7.1    Gross-up for Certain Taxes........................................18
   7.2    Determination by the Executive....................................18
   7.3    Additional Gross-up Amounts.......................................19
   7.4    Gross-up Multiple.................................................19
   7.5    Opinion of Counsel................................................19
   7.6    Amount Increased or Contested.....................................20
   7.7    Refunds...........................................................21

Article VIII. EXPENSES AND INTEREST.........................................21
   8.1    Legal Fees and Other Expenses.....................................21
   8.2    Interest..........................................................22

Article IX. NO SET-OFF OR MITIGATION........................................22
   9.1    No Set-off or Defenses by Company.................................22
   9.2    No Mitigation.....................................................22

Article X. CONFIDENTIALITY AND NONCOMPETITION...............................23
   10.1   Confidentiality...................................................23
   10.2   Noncompetition/Nonsolicitation....................................23
   10.3   Remedy............................................................24

Article XI. MISCELLANEOUS...................................................24
   11.1   No Assignability..................................................24
   11.2   Successors........................................................24


                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE
                                                                           ----

   11.3   Payments to Beneficiary...........................................24
   11.4   Non-alienation of Benefits........................................25
   11.5   Severability......................................................25
   11.6   Amendments........................................................25
   11.7   Notices...........................................................25
   11.8   Counterparts......................................................25
   11.9   Governing Law.....................................................25
   11.10  Captions..........................................................25
   11.11  Tax Withholding...................................................26
   11.12  Joint and Several Obligations.....................................26
   11.13  No Waiver.........................................................26
   11.14  Prior Agreement...................................................26
   11.15  Entire Agreement..................................................26


                          CHICAGO BRIDGE & IRON COMPANY

                      CHANGE OF CONTROL SEVERANCE AGREEMENT


         THIS AGREEMENT dated as of October 13, 2000 is made among CHICAGO BRIDGE & IRON COMPANY N.V. ("CBICNV"), a Netherlands corporation, CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation ("CBIC"), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation ("CBICD" and, together with CBICNV and CBIC, the "Company"), each having its principal place of business in Plainfield, Illinois, and Stephen M. Duffy (the "Executive"), a resident of Illinois.


                                   ARTICLE I.
                                    PURPOSES

         The Supervisory Board of CBICNV has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive, despite the possibility or occurrence of a change of control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened change of control, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a change of control which ensure that the expectations of the Executive will be satisfied and are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.


                                   ARTICLE II.
                               CERTAIN DEFINITIONS

         When used in this Agreement, the terms specified below shall have the following meanings:

         2.1  "Accrued Obligations" has the meaning defined for that term in
Section 5.3.


         2.2 "Agreement Term" means the period commencing on the date of this Agreement and ending on the date which is thirty-six (36) months following the date of this Agreement ("Expiration Date"); provided, however, that the Agreement Term shall be extended as follows: (a) if neither the Company nor the Executive gives written notice to the other pursuant to Section 11.7 that this Agreement shall not be renewed ("Notice of Nonrenewal") within two years from the date of this Agreement, the Agreement Term shall be extended to an Expiration Date which shall be the first annual anniversary of the date a Notice of Nonrenewal is given; (b) if an Imminent Control Change Date occurs before the Expiration Date (as it may be extended under clause (a) above), then no Notice of Nonrenewal shall thereafter be effective and the Agreement Term shall automatically extend to an Expiration Date which is twelve (12) months after the Imminent Change of Control Date, as further extended under the terms of this clause should another Imminent Change of Control Date occur prior to the Expiration Date as from time to time so extended, and (c) if a Change of Control occurs before the Expiration Date (as extended under clause (a) or (b) above or this clause (c)), the Expiration Date shall automatically be extended to the last day of the Post-Change Period as the Post-Change Period may be extended as provided in Section 2.22.

         2.3 "Affiliate" means an "affiliate" or "associate" as those terms are defined in Rule 12b-2 under the 1934 Act.


         2.4  "Article" means an article of this Agreement.

         2.5 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the 1934 Act.

         2.6 "Board" means the Supervisory Board of Chicago Bridge & Iron Company N.V.

         2.7  "Cause" has the meaning defined for that term in Section 4.3(b).


         2.8 "Change of Control" means, except as otherwise provided below, the occurrence of any of the following:


              (a) any person (as such term is used in Rule 13d-5 of the SEC under the 1934 Act) or group (as such term is defined in Section 13(d) of the 1934 Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the Beneficial Owner of 25% or more of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD; provided, however, that (i) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 75% of both the common shares or common stock of such corporation and the combined voting power of the Voting Securities of such corporation are then beneficially owned, directly or indirectly, by the persons who were the Beneficial Owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD immediately before such acquisition, in substantially the same proportion as their ownership of the common shares and other Voting Securities of CBICNV, CBIC or CBICD, as the case may be, immediately before such acquisition; and (ii) once a Change of Control occurs under this subsection (a), the occurrence of the next Change of Control (if any) under this subsection (a) shall be determined by reference to a person or group other than the person or group whose acquisition of Beneficial Ownership created such prior Change of Control unless the original person or group has in the meantime ceased to own 25% or more of the common shares of all of CBICNV, CBIC or CBICD or other Voting Securities representing 25% or more of the combined voting power of all Voting Securities of all of CBICNV, CBIC or CBICD; or

              (b) individuals who, as of the date of this Agreement or as of any Effective Date thereafter, are Supervisory Directors of CBICNV (the "Incumbent Directors") cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) any individual who becomes a Supervisory Director after the Effective Date whose binding nomination for election to the Board by the general meeting of shareholders was approved by a vote or written consent of at least 75% of the

         Supervisory Directors who are then Incumbent Directors shall be considered an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of the SEC under the 1934 Act); and (ii) once a Change of Control occurs under this subsection (b), the occurrence of the next Change of Control (if any) under this subsection (b) shall be determined by reference to the individuals who were Incumbent Directors immediately after the Effective Date of such prior Change of Control; or

              (c) approval by the Board, or by the shareholders of CBICNV, CBIC or CBICD, of any of the following:

                     (i) a merger, reorganization or consolidation of CBICNV, CBIC or CBICD ("Merger"), other than a Merger after which the individuals and entities who were the respective beneficial owners of the common shares and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger beneficially own, directly or indirectly, more than 75% of, respectively, the common shares or common stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger, in substantially the same proportion as their ownership of the common shares or common stock and other Voting Securities of CBICNV, CBIC or CBICD (as the case may be) immediately before such Merger, or

                     (ii) a sale or other disposition by any of CBICNV, CBIC or CBICD of all or substantially all of the assets owned by it, or

                     (iii) any transaction as a result of which CBICNV would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBIC or as a result of which CBIC would not thereafter directly or indirectly own beneficially at least 75% of the common stock of CBICD, unless after either such transaction CBICNV continues to own directly or indirectly substantially all of the pre-transaction assets of both CBIC and CBICD.

              (d) if a Growth Transaction previously occurred, any Transaction Owner individually, or Transaction Owners collectively:

                     (i) materially breach(es) any provision of any shareholder agreement to which CBICNV and such Transaction Owner(s) are parties that addresses the governance of CBICNV following the Growth Transaction; or

                     (ii) become(s) the Beneficial Owner of more than 66.5% of the common shares of any of CBICNV, CBIC or CBICD or of other Voting Securities representing more than 66.5% of the combined voting power of all Voting Securities of any of CBICNV, CBIC or CBICD.

         2.9  "Code" means the Internal Revenue Code of 1986, as amended.

         2.10 "Deferral Plan" has the meaning defined for that term in Section 3.6.

         2.11 "Disability" has the meaning defined for that term in Section 4.1(b).

         2.12 "Effective Date" means each date on which a Change of Control occurs during the Agreement Term; provided, however, that if the Company terminates the Executive's employment before the date of a Change of Control, and if the Executive reasonably demonstrates that such termination of employment
(a) was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or (b) otherwise arose in connection with or anticipation of the Change of Control, then "Effective Date" shall mean the date immediately before the date of such termination of employment.

         2.13 "Good Reason" has the meaning defined for that term in Section 4.4(b).


         2.14 "Gross-up Payment" has the meaning defined for that term in
Section 7.1.

         2.15 "Growth Transaction" means (i) the acquisition by Wedge Group Incorporated ("WGI"), a Delaware corporation, First Reserve Fund VIII, L.P. ("FRF"), a Delaware limited partnership, or Pitt-Des Moines, Inc. ("PDM"), a Pennsylvania corporation, or their Affiliates, of common shares or other Voting Securities of CBICNV as contemplated by an agreement with CBICNV for the acquisition by CBICNV or an Affiliate of Howe-Baker International, Inc. from WGI (the "HBI Transaction") or for the acquisition of the PDM Engineered Construction Division and Water Division from PDM (the "PDM Transaction"); (ii) the acquisition by a person (other than by public offering) of common shares or other Voting Securities of CBICNV from CBICNV as part of an arrangement for financing the HBI Transaction or the PDM Transaction; (iii) the acquisition by a person of common shares or other Voting Securities of CBICNV from a previous Transaction Owner if the person acquiring such common shares or other Voting Securities is or becomes a party to a Shareholder Agreement with CBICNV that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner; or (iv) a transfer of common shares or other Voting Securities of CBICNV from one Transaction Owner to another Transaction Owner if the acquiring Transaction Owner is subject with respect to such shares or other Voting Securities to either a preexisting Shareholder Agreement between CBICNV and the acquiring Transaction Owner or a Shareholder Agreement that is substantially similar to the Shareholder Agreement, if any, between CBICNV and the selling Transaction Owner. However, a "Growth Transaction" will not include any event described in Section 2.8(d).

         2.16 "Imminent Control Change Date" means any date on which occurs (a) a presentation to the Company's shareholders generally or any of the Company's directors or executive officers of a proposal or offer for a Change of Control, or (b) the public announcement (whether by advertisement, press release, press interview, public statement, SEC filing or otherwise) of a proposal or offer for a Change of Control, or (c) such proposal or offer remains effective and unrevoked.

         2.17 "IRS" means the Internal Revenue Service.


         2.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.


         2.19 "Notice of Termination" means a written notice given in accordance with Section 11.7 which sets forth (a) the specific termination provision in this Agreement relied upon by the party giving such notice, (b) in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under such termination provision and (c) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

         2.20 "Plans" means plans, programs, policies or practices of the Company or any of its Subsidiaries.

         2.21 "Policies" means policies, practices or procedures of the Company or any of its Subsidiaries.

         2.22 "Post-Change Period" means the period commencing on each Effective Date and ending on the third annual anniversary of such Effective Date. If a new Change of Control creates a new Effective Date during any current Post-Change Period, the Post-Change Period shall be extended to the third annual anniversary of such new Effective Date; and shall be further extended upon each new Effective Date during the Post-Change Period as extended.

         2.23 "Present Value" means the present value, determined using (a) the actuarial assumptions published by the Pension Benefit Guaranty Corporation ("PBGC") for determining immediate annuity values, as in effect on the first day of the calendar year in which any payment of present value is required, or (b) if no such actuarial assumptions are published by the PBGC, using the mortality assumptions of the UP-84 group mortality table and an interest rate assumption which is the lesser of (i) 75% of the current 30-year Treasury bond rate or (ii) the current 30-year Treasury bond rate minus 150 basis points.

         2.24 "SEC" means the Securities and Exchange Commission.

         2.25 "Section" means, unless the context otherwise requires, a section of this Agreement.

         2.26 "SERP" has the meaning defined for that term in Section 3.6.

         2.27 "Shareholder Agreement" means an agreement between CBICNV and a person that limits the ability of such person and its Affiliates to obtain and exercise control over the management and policies of the CBICNV.

         2.28 "Subsidiary" means a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and any partnership or limited liability company in which the Company or any Subsidiary has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of 50% or more.

         2.29 "Termination Date" means the date of receipt of the Notice of Termination or any later date specified in such notice (which date shall be not more than 15 days after the giving of such notice), as the case may be; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability, then the Termination Date shall be the date of receipt of such Notice of Termination and (b) if the Executive's employment is terminated by reason of death or Disability, then the Termination Date shall be the date of death of the Executive or the Disability Effective Date (as defined in Section 4.1(a)), as the case may be.

         2.30 "Transaction Owner" means a person who acquires common shares or other Voting Securities of CBICNV in a Growth Transaction, or any Affiliate of such person.

         2.31 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

                                  ARTICLE III.
                         POST-CHANGE PERIOD PROTECTIONS


         3.1 General. On the Effective Date and during the Post-Change Period thereafter the Company shall make the payments, provide the benefits and fulfill the other obligations required by this Article III. However, if, such Effective Date and Post-Change Period result solely from a Growth Transaction:


              (a) Section 3.3(b) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to
         Section 5.1, and to the extent provided in Section 4.4(b)(iii) and as modified thereby, in determining the existence of Good Reason;

              (b) clause (ii) of each of Sections 3.3(c) through 3.3(h) shall not apply except for purposes of determining the obligations of the Company on termination pursuant to Section 5.1; but the aggregate value to the Executive of all Plans, fringe benefits and arrangements described in Sections 3.3(c) through 3.3(h) shall not be less favorable, in the aggregate, than the aggregate value to the Executive of such Plans, fringe benefits and arrangements provided by the Company to the Executive or peer executives at any time during the 90-day period immediately before such Effective Date; and

              (c) Sections 3.4, 3.5, and 3.6 shall not apply on such Effective Date; but to the extent such vesting or payment is not otherwise required by Section 5.1, Sections 3.4, 3.5 and 3.6, shall apply to the Executive on the Termination Date (as if such Sections referred to the "Termination Date" instead of the "Effective Date") if during the Post-Change Period the Company shall terminate Executive's employment other than for Cause, or if the Executive shall terminate employment for Good Reason, or if employment terminates as a result of Disability or death.

         3.2  Position and Duties.

              (a) During the Post-Change Period, (1) the Executive's position (including offices, titles, reporting requirements and responsibilities), authority and duties shall be at least commensurate in all material respects with the most significant of those held by, exercised by, or assigned to the Executive at any time during the 90-day period immediately before the Effective Date and (2) the Executive's services shall be performed at the location where the Executive was employed immediately before the Effective Date or any other location less than 40 miles from such former location.


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

              (b) During the Post-Change Period (other than any periods of vacation, sick leave, disability leave or other family or medical leave to which the Executive is entitled), the Executive shall devote his or her full attention and time to the business and affairs of the Company and, to the extent necessary to discharge the duties assigned to the Executive in accordance with this Agreement, shall use his or her best efforts to perform such duties faithfully and efficiently. During the Post-Change Period, the Executive may (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures, fulfill speaking engagements or teach at educational institutions and (3) manage personal investments, so long as such activities are consistent with the Policies of the Company or its Subsidiaries at the Effective Date and do not significantly interfere with the performance of the Executive's duties under this Agreement. To the extent that any such activities have been conducted by the Executive before the Effective Date and were consistent with the Policies of the Company or its Subsidiaries at the Effective Date, the continued conduct of such activities (or activities similar in nature and scope) after the Effective Date shall not be deemed to interfere with the performance of the Executive's duties under this Agreement.

         3.3  Compensation.

              (a) Base Salary. During the Post-Change Period, the Company shall pay or cause to be paid to the Executive an annual base salary in cash ("Guaranteed Base Salary"), which shall be paid in a manner consistent with the Company's payroll practices in effect immediately before the Effective Date for such Post-Change Period, at a rate at least equal to the highest rate of annual salary paid or payable to the Executive by the Company at any time during the 12-month period immediately before such Effective Date. During the Post-Change Period, the Guaranteed Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to other peer executives of the Company. Any increase in Guaranteed Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement. After any such increase, the Guaranteed Base Salary shall not be reduced and the term "Guaranteed Base Salary" shall thereafter refer to the increased amount.

              (b) Guaranteed Bonus.

                     (i) During the Post-Change Period, the Company shall pay or cause to be paid to the Executive a bonus (the "Guaranteed Bonus") for each Performance Period which ends during the Post-Change Period. "Performance Period" means each period of time designated in accordance with any bonus arrangement ("Bonus Plan") which is based upon performance and approved by the Board or by any committee of the Board. For purposes of this Section 3.3, a Bonus Plan includes, without limitation, the Company's Incentive Compensation Plan as in effect on the date hereof or any similar plan, but does not include the Company's 1997 or 1999 Long-Term Incentive Plan (an "LTIP") or any similar plan under which equity awards described Section 3.5 are granted, unless failure to consider the LTIP a Bonus Plan would leave the Company without any Bonus Plan covering Executive. The Guaranteed Bonus shall be at least equal to the product of (A) the greater of (i) the On Plan Percentage (as defined below), or (ii) the Actual Bonus Percentage (as defined below), multiplied by (B) the Guaranteed Base Salary.

                     (ii) For purposes of this Section 3.3(b):

                                  (A)"On Plan Percentage" means the percentage
                          of Guaranteed Base Salary to which the Executive would be entitled under the Bonus Plan(s) for the Performance Period for which the Guaranteed Bonus is awarded ("Current Performance Period") if performance achieved 100% of the target performance goals established pursuant to such Bonus Plan(s); or, if greater, the percentage of Guaranteed Base Salary to which Executive would have been entitled under the Bonus Plan(s) for the Performance Period ending immediately prior to the Post-Change Period if performance achieved 100% of the performance goals established pursuant to such Bonus Plan(s) for such prior Performance Period.

                                  (B) "Actual Bonus Percentage" means the
                          percentage of Guaranteed Base Salary for the Current Performance Period to which the Executive would be entitled under any Bonus Plan if the performance were measured by the actual performance during the Current Performance Period; provided, however, that for purposes of determining the Guaranteed Bonus for purposes of Sections 3.4 and 5.1(b), "Actual Bonus Percentage" means the percentage of Guaranteed Base Salary for the Performance Period during which the Effective Date (for purposes of Section 3.4) or Termination Date (for purposes of Section 5.1(b)) occurs to which the Executive would be entitled if the performance during such Performance Period were measured by the actual performance during the portion of such Performance Period before the Effective Date or the Termination Date (whichever is applicable), projected to the last day of such Performance Period.

              (c) Incentive, Savings and Retirement Plans. During the Post-Change Period and notwithstanding the payment required by Section 3.6, (i) the Executive shall be entitled to continue to participate in all incentive (including long-term incentives and management stock plans), savings, deferred compensation, retirement and benefit restoration Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide the Executive with incentive (including long-term incentives and management stock benefits), savings, deferred compensation, retirement and benefit restoration benefits which, in any case, are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

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

              (d) Welfare Benefit Plans. During the Post-Change Period, (i) the Executive and the Executive's family shall be eligible to participate in, and receive all benefits under, welfare benefit Plans (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, dependent life, accidental death and travel accident insurance Plans) provided by the Company and applicable to other peer executives of the Company and their families, but (ii) in no event shall such Plans provide benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Plans as in effect at any time during the 90-day period immediately before any Effective Date.

              (e) Fringe Benefits. During the Post-Change Period, (i) the Executive shall be entitled to fringe benefits (including, without limitation, any foreign service travel and housing allowances for Executive and the Executive's family under Plans or Policies of the Company for foreign service) in accordance with the most favorable Plans provided by the Company and applicable to other peer executives of the Company, but (ii) in no event shall such Plans provide fringe benefits which in any case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or peer executives under such Plans in effect at any time during the 90-day period immediately before any Effective Date.

              (f) Expenses. During the Post-Change Period, (i) the Executive shall be entitled to prompt reimbursement of all reasonable employment-related expenses incurred by the Executive upon the Company's receipt of accountings in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

              (g) Office and Support Staff. During the Post-Change Period, (i) the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance in accordance with the most favorable Policies applicable to peer executives of the Company, but (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

              (h) Vacation. During the Post-Change Period, (i) the Executive shall be entitled to paid vacation in accordance with the most favorable Policies applicable to peer executives of the Company, but
         (ii) in no event shall such Policies be less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive or to peer executives under such Policies in effect at any time during the 90-day period immediately before any Effective Date.

         3.4  Pro-Rata Bonus Payment.


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


         On each Effective Date the Company shall pay to Executive in a single lump sum in cash the product of (A) the Guaranteed Bonus for the Performance Period in which falls the Effective Date, multiplied by (B) a fraction, the numerator of which is the number of days in such Performance Period before the Effective Date, and the denominator of which is the total number of days in such Performance Period. The amount of Guaranteed Bonus for such Performance Period otherwise payable pursuant to Section 3.3(b), or otherwise payable pursuant to this Section 3.4 by reason of a later Change of Control in the same Performance Period, shall be reduced by any earlier payment made under this Section 3.4 for the same Performance Period.

         3.5  Equity Awards Vesting.

         On the Effective Date, the Executive shall become fully vested in:

              (a) any and all outstanding options ("Options") to purchase common shares of the Company granted to Executive prior to the Effective Date under any Plan, contract or arrangement for Options, which Options shall become fully exercisable;

              (b) any outstanding shares of restricted common shares of the Company regardless whether such restrictions are scheduled to lapse based on service or on performance or both ("Restricted Stock") awarded to Executive under any Plan, contract or arrangement for Restricted Stock; which shall become unrestricted and freely transferable; and

              (c) any outstanding awards providing for the payment of a variable number of common shares of the Company dependent on the achievement of performance goals, or of an amount based on the fair market value of such shares or the appreciation thereof ("Performance Shares") awarded to Executive under any Plan, contract or arrangement for Performance Shares; and there shall be paid out in cash to Executive within 30 days following the Effective Date of the Change of Control the value of the Performance Shares to which Executive would have been entitled if performance achieved 100% of the target performance goals established for such Performance Shares.

         To the extent that for any reason such Options, Restricted Stock and Performance Shares do not become vested on the Effective Date, the Company shall pay Executive a cash amount equal to (i) the positive difference, if any, between the value of the shares of common stock subject to the Options that did not become vested (or, if greater, the value paid or to be paid in connection with the Change of Control to a holder of an equal number of shares of common stock ("Change of Control Value")) and the Option exercise price with respect to such shares, as of and on the date such Options are forfeited; plus (ii) the fair market value (determined without regard to any restriction other than a restriction which by its terms may never lapse) (or, if greater, the Change of Control Value) of all non-vested forfeited Restricted Stock and Performance Shares as of and on the date such Restricted Stock or Performance Shares are forfeited. Nothing in this Section 3.5 shall require the vesting, or payment, of equity awards granted after such Effective Date unless a new Effective Date has intervened

         3.6  Nonqualified Deferred Compensation.

         On the Effective Date Executive shall become fully vested in and the Company shall pay to Executive in a single lump sum in cash (1) the value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified deferred compensation, benefit restoration, excess benefit or other individual account plan, contract or arrangement for deferred compensation maintained by the Company under which benefits are calculated by reference to an individual account (a "Deferral Plan"), and (2) the Present Value of Executive's then-accrued benefits, if any, which remain unpaid under any nonqualified supplemental executive retirement plan or other plan, contract or arrangement for retirement benefits maintained by the Company under which benefits are calculated by reference to a defined amount payable in connection with or after retirement or other termination of employment an (a "SERP").


                                  ARTICLE IV.
                            TERMINATION OF EMPLOYMENT

         4.1  Disability.


              (a) During the Post-Change Period, the Company may terminate the Executive's employment upon the Executive's Disability (as defined in Section 4.1(b)) by giving the Executive or his legal representative, as applicable, Notice of Termination accompanied by a certification of the Executive's Disability by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative. The Executive's employment shall terminate effective on the 30th day (the "Disability Effective Date") after the Executive's receipt of such Notice of Termination unless, before the Disability Effective Date, the Executive shall have resumed the full-time performance of the Executive's duties.

              (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders the Executive unable to perform the essential functions required under this Agreement with or without reasonable accommodation.

              (c) Unless the Company establishes, by clear and convincing evidence, that Executive has a Disability, any purported termination of employment for Disability shall be deemed a termination other than for Disability for all purposes of this Agreement.

         4.2 Death. The Executive's employment shall terminate automatically upon the Executive's death during the Post-Change Period.

         4.3  Cause.

              (a) During the Post-Change Period, the Company may terminate the Executive's employment for Cause.

              (b) "Cause" means any of the following: Executive's conviction of a felony or of a crime involving fraud, dishonesty or moral turpitude; Executive's willful or intentional material breach of this Agreement that results in financial detriment that is material to the

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

         Company as a whole; or willful or intentional misconduct by Executive in the performance of his duties under this Agreement that results in financial detriment that is material to the Company as a whole; except that Cause shall not mean:

                     (i)     bad judgment or negligence;

                     (ii) any act or omission believed by the Executive in good faith to have been in or not opposed to the interest of the Company (without intent of the Executive to gain, directly or indirectly, a profit to which the Executive was not legally entitled);

                     (iii) any act or omission with respect to which a determination could properly have been made by the Board that the Executive met the applicable standard of conduct for indemnification or reimbursement under the Company's by-laws, any applicable indemnification agreement, or applicable law, in each case in effect at the time of such act or omission; or

                     (iv) any act or omission with respect to which Notice of Termination is not given within 12 months after the earliest date on which any member of the Board, not a party to the act or omission, knew or should have known of such act or omission.

              (c) The Company may not during the Post-Change Period terminate Executive's employment for Cause unless the following procedures are fully complied with:

                     (i) no fewer than 45 days prior to the Termination Date, the Company provides Executive with written notice (the "Notice of Consideration") of its intent to consider termination of Executive's employment for Cause, including a detailed description of the specific reasons which form the basis for such consideration;

                     (ii) if after providing Notice of Consideration, the Board may, by the affirmative vote of at least 80% of its members (excluding for this purpose Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events issuing the Notice of Consideration), suspend Executive with pay until a final determination pursuant to this Section has been made;

                     (iii) for a period of not less than 30 days after the date Notice of Consideration is provided, Executive shall have the opportunity to appear before the Board, with or without legal representation, at Executive's election, to present arguments and evidence on his own behalf; and

                     (iv) following the presentation to the Board as provided in (3) above or Executive's failure to appear before the Board at a date and time specified in the Notice of Consideration (which date shall not be less than 30 days after the date the Notice of Consideration is provided), Executive may be terminated for Cause only if (i) the Board, by the affirmative vote of at least 80% of its members

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



              (excluding Executive if he is a member of the Board, and any other member of the Board reasonably believed by the Board to be involved in the events leading the Board to terminate Executive for Cause), determines that the actions or inactions of Executive specified in the Notice of Consideration occurred, that such actions or inactions constitute Cause, and that Executive's employment should accordingly be terminated for Cause; and (ii) the Board provides Executive with a written determination (a "Notice of Termination for Cause") setting forth in specific detail the basis of such Termination of Employment, which Notice of Termination for Cause shall be consistent with the reasons set forth in the Notice of Consideration.

         Unless the Company establishes, by clear and convincing evidence, both
(x) its full compliance with the substantive and procedural requirements of this Section prior to a termination of employment for Cause, and (y) that Executive's action or inaction specified in the Notice of Termination for Cause did occur and constituted Cause, any purported termination of employment for Cause shall be deemed a termination without Cause for all purposes of this Agreement.


         4.4  Good Reason.

              (a) During the Post-Change Period, the Executive may terminate employment for Good Reason within 12 months following the Executive's actual knowledge of an act or omission which constitutes Good Reason; provided, however, that the Executive's failure to terminate within 12 months following Executive's actual knowledge of a particular act or omission which constitutes Good Reason shall not prevent Executive's termination for any other act or omission which constitutes Good Reason.

              (b) "Good Reason" means any of the following:


                     (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including offices, titles, reporting requirements or responsibilities), authority or duties as prescribed by Section 3.2(a)(1), or the Company's requiring the Executive to be based at any office or location other than the location described in
              Section 3.2(a)(2);or any other action by the Company which results in a diminution or other material adverse change in such position, authority or duties;

                     (ii) the failure to pay Guaranteed Base Salary in at least the amount prescribed by Section 3.2(a);

                     (iii) the failure to pay Guaranteed Bonus in at least the amount prescribed by Section 3.3(b); provided, however, that if the Post-Change Period results solely from a Growth Transaction; Good Reason under this clause (iii) shall only be the failure to provide Executive with a bonus opportunity (including designation of target performance goals and percentage of Guaranteed Base Salary payable on achievement of target performance goals) no less favorable to

              Executive than that provided by the Company to Executive for either of the two most recent Performance Periods beginning before such Growth Transaction;

                     (iv) the failure to provide any plan or fringe benefits or perquisites prescribed by Sections 3.3(c) through 3.3(h), as modified, if the Post-Change Period results solely from a Growth Transaction, by Section 3.1(b);

                     (v) any other failure by the Company to comply with any of the provisions of Article III;

                     (vi) any other material adverse change to the terms and conditions of the Executive's employment (whether or not also described in clauses (i) through (v) above);

                     (vii) the Board's giving Notice of Consideration pursuant to Section 4.3(c) (of the intent to consider terminating Executive for Cause) but failing to terminate Executive for Cause within a period of 90 days thereafter in compliance with all substantive and procedural requirements of Section 4.3,

                     (viii) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement (any such purported termination shall not be effective for any other purpose under this Agreement);

                     (ix) a failure by the Company to cause a successor, prior to or as of the date it becomes a successor, to assume and agree to perform this Agreement in accordance with the provisions of Section 11.2 hereof.

         Any determination by Executive that any of the foregoing events has occurred and constitutes "Good Reason" shall be conclusive and binding for all purposes unless the Company establishes by clear and convincing evidence that Executive did not have a reasonable basis for such a determination.

              (c) Any termination of employment by the Executive for Good Reason shall be communicated to the Company by Notice of Termination. The passage of time not in excess of 12 months after the Executive has actual knowledge of an act or omission which constitutes Good Reason prior to delivery of Notice of Termination or a failure by the Executive to include in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive under this Agreement or preclude the Executive from asserting such fact or circumstance in enforcing rights under this Agreement.


                                   ARTICLE V.
                   OBLIGATIONS OF THE COMPANY UPON TERMINATION

         5.1 If by the Executive for Good Reason or by the Company Other Than for Cause or Disability. If, during the Post-Change Period, the Company shall terminate Executive's

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


employment other than for Cause, Disability, or death or if the Executive shall terminate employment for Good Reason, the Company shall pay the Executive within five (5) days of the Termination Date (or if earlier within five (5) days of the last day Executive performed services for the Company as an Employee), in addition to all vested rights arising from the Executive's employment as specified in Article III, a cash amount equal to the sum of the amounts described in (a) through (g) below and the additional benefits described in (h) through (i) below:

              (a) The Guaranteed Base Salary, any accrued vacation pay and business expenses incurred through the Termination Date, to the extent not previously paid to the Executive by the Company.

              (b) The difference between (1) the product of (A) the Guaranteed Bonus, multiplied by (B) a fraction, the numerator of which is the number of days in the Termination Performance Period which elapsed before the Termination Date, and the denominator of which is the total number of days in the Termination Performance Period, and (2) the amount of any Guaranteed Bonus previously paid to the Executive by the Company with respect to the Termination Performance Period.

              (c) The value of Executive's then-accrued benefits under any Deferral Plan plus the present value of Executive's then-accrued benefits under any SERP, determined without disregarding service and compensation before any Effective Date but then reduced by the amount, if any, previously paid to the Executive by the Company pursuant to
         Section 3.6.

              (d) An amount equal to the product of (1) three (3.0), multiplied by (2) the sum of (A) the Guaranteed Base Salary and (B) the Guaranteed Bonus.

              (e) An amount equal to the sum of the value of the unvested portion of the Executive's accounts or accrued benefits under any qualified plan maintained by the Company as of the Termination Date.

              (f) The difference between (1) the amount that would be determined under Section 5.1(c) above if such amount were calculated (to the extent applicable in determining such amount) (A) as though the Executive continued to accrue benefits and be credited with service under the SERP for a period of three years after the Termination Date,
         (B) as though the Executive received compensation during each year of such three-year period equal to the sum of the Guaranteed Base Salary and the highest Guaranteed Bonus paid (or payable) to the Executive in the three calendar years preceding the Termination Date, (C) as though the Executive were three (3) years older than his age at the Termination Date, and (D) without disregarding service and compensation before the Termination Date; reduced by (2) the amount (if any) previously or simultaneously paid by the Company to the Executive pursuant to Sections 3.6 and 5.1(c).

              (g) In addition to the foregoing amounts, the Company shall pay on behalf of Executive all fees and costs charged by the outplacement firm selected by the Executive to provide outplacement services or at the election of the Executive, an immediate cash

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




payment equal to the fees and expenses such outplacement firm would charge but not in excess of 20% of the Guaranteed Base Salary.

              (h) In addition to the foregoing payments, until the third annual anniversary of the Termination Date or such later date as any Plan of the Company may specify, the Company shall continue to provide to the Executive and the Executive's family welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, accidental death and travel accident insurance plans and programs) which are at least as favorable as the most favorable Plans of the Company applicable to other peer executives and their families as of the Termination Date, but which are in no event less favorable than the most favorable Plans of the Company applicable to other peer executives and their families during the 90-day period immediately before the Effective Date; and the cost of such welfare benefits to Executive shall not exceed the cost of such benefits to the Executive immediately before the Termination Date or, if less, the Effective Date.

              (i) Beginning on the later of the third annual anniversary of the Termination Date or the date Executive attains age 50, and continuing until the death of the last to die of Executive and his or her spouse, the Company shall provide to the Executive and to Executive's family medical benefits which (1) until Executive attains age sixty-five (65) are at least as favorable as the most favorable medical Plans of the Company applicable to actively employed peer executives and that covered any active employee of the Company as of the Effective Date, and (2) from and after the date Executive attains age 65, are at least as favorable as the most favorable medical Plans of the Company applicable to eligible retired peer executives and that covered any retired employee as of the Effective Date; and the cost to Executive of such medical benefits for the period described in clause (1) shall not exceed the cost of such benefits to Executive immediately before the Termination Date or, if less, the Effective Date, and the cost to Executive of such medical benefits for the period described in clause
         (2) shall not exceed the cost of such benefits to any similarly situated eligible retiree of the Company immediately before the Termination Date or, if less, the Effective Date.

The Executive's rights under this Section 5.1 shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including without limitation continuation coverage required by Section 4980 of the Code or Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, for which purpose the date of the qualifying event shall not be earlier than the date specified in the first sentence of Section 5.1(i). However, if the Executive is covered under a medical, life, or disability insurance plan provided by a subsequent employer at equal or lesser cost to Executive than the cost to Executive of coverage under the corresponding Company plan required by Sections 5.1(i), then the benefits under the corresponding Company plan required by Sections 5.1(i) shall be secondary to the benefits under the subsequent employer's medical, life, or disability insurance plan.

         5.2 If by the Company for Cause. If the Company terminates the Executive's employment for Cause during the Post-Change Period pursuant to the procedures set forth in Section 4.3, this Agreement shall terminate without further obligation by the Company to the

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



Executive, other than the obligation immediately to pay the Executive in cash the Executive's Guaranteed Base Salary through the Termination Date, plus the amount of any compensation previously deferred by the Executive, plus any accrued vacation pay and business expenses incurred through the Termination Date, in each case to the extent not previously paid or reimbursed.

         5.3 If by the Executive Other Than for Good Reason. If the Executive terminates employment during the Post-Change Period other than for Good Reason, Disability or death, this Agreement shall terminate without further obligations by the Company, other than the obligation immediately to pay the Executive in cash all amounts specified in paragraphs (a), (b) and (c) of Section 5.1 (such amounts collectively, the "Accrued Obligations").

         5.4 If by the Company for Disability. If the Company terminates the Executive's employment by reason of the Executive's Disability during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive, other than:

              (a) the Company's obligation immediately to pay the Executive in cash all Accrued Obligations, and

              (b) the Executive's right after the Disability Effective Date to receive disability and other benefits at least equal to the greater of
         (i) those provided under the most favorable disability Plans applicable to disabled peer executives of the Company in effect immediately before the Termination Date or (ii) those provided under the most favorable disability Plans of the Company in effect at any time during the 90-day period immediately before the Effective Date.

         5.5 If upon Death. If the Executive's employment is terminated by reason of the Executive's death during the Post-Change Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than the obligation immediately to pay the Executive's estate or beneficiary in cash all Accrued Obligations. Despite anything in this Agreement to the contrary, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to the surviving families of peer executives of the Company under such Plans, but in no event shall such Plans provide benefits which in each case are less favorable, in the aggregate, than the most favorable of those provided by the Company to the Executive under such Plans in effect at any time during the 90-day period immediately before the Effective Date.


                                  ARTICLE VI.
                            NON-EXCLUSIVITY OF RIGHTS

         6.1 Waiver of Other Severance Rights. To the extent that payments are made to the Executive pursuant to Section 5.1, the Executive hereby waives the right to receive severance payments under any other Plan or agreement of or with the Company.

         6.2 Other Rights. Except as provided in Section 6.1, this Agreement shall not prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company or any of its Subsidiaries and for which the Executive may qualify, nor shall this Agreement limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any Plan of the Company or any of its Subsidiaries and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

                                  ARTICLE VII.
                   CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

         7.1 Gross-up for Certain Taxes. If it is determined (by the reasonable computation of the Company's independent auditors, which determinations shall be certified to by such auditors and set forth in a written certificate ("Certificate") delivered to the Executive) that any benefit received or deemed received by the Executive from the Company pursuant to this Agreement or otherwise (collectively, the "Payments") is or will become subject to any excise tax under Section 4999 of the Code or any similar tax payable under any United States federal, state, local or other law (such excise tax and all such similar taxes collectively, "Excise Taxes"), then the Company shall, immediately after such determination, pay the Executive an amount (the "Gross-up Payment") equal to the product of

              (a) the amount of such Excise Taxes

multiplied by

              (b) the Gross-up Multiple (as defined in Section 7.4).

The Gross-up Payment is intended to compensate the Executive for the Excise Taxes and any federal, state, local or other income or excise taxes or other taxes payable by the Executive with respect to the Gross-up Payment.

         The Executive or the Company may at any time request the Company's independent auditors to prepare and deliver a Certificate to the Executive. The Company shall, in addition to complying with Section 7.2, cause all determinations and certifications under the Article to be made as soon as reasonably possible and in adequate time to permit the Executive to prepare and file the Executive's individual tax returns on a timely basis.

         7.2 Determination by the Executive.

              (a) If the Company or its independent auditors shall fail to deliver a Certificate to the Executive (and to pay to the Executive the amount of the Gross-up Payment, if any) within 14 days after receipt from the Executive of a written request for a Certificate, or if at any time following receipt of a Certificate the Executive disputes the amount of the Gross-up Payment set forth therein, the Executive may elect to demand the payment of the amount which the Executive, in accordance with an Executive Counsel Opinion), (as defined in Section 7.5), determines to be the Gross-up Payment. Any such demand by the Executive shall be made by delivery to the Company of a written notice which specifies the Gross-up Payment determined by the Executive and an Executive Counsel

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


         Opinion regarding such Gross-up Payment (such written notice and opinion collectively, the "Executive's Determination"). Within 14 days after delivery of the Executive's Determination to the Company, the Company shall either (1) pay the Executive the Gross-up Payment set forth in the Executive's Determination (less the portion of such amount, if any, previously paid to the Executive by the Company) or (2) deliver to the Executive a Certificate specifying the Gross-up Payment determined by the Company's independent auditors, together with a Company Counsel Opinion (as defined in Section 7.5), and pay the Executive the Gross-up Payment specified in such Certificate. If for any reason the Company fails to comply with clause (2) of the preceding sentence, the Gross-up Payment specified in the Executive's Determination shall be controlling for all purposes.

              (b) If the Executive does not make a request for, and the Company does not deliver to the Executive, a Certificate, the Company shall, for purposes of Section 7.3, be deemed to have determined that no Gross-up Payment is due.

         7.3 Additional Gross-up Amounts. If the amount of Excise Taxes payable by the Executive with respect to all Payments is determined (pursuant to the subsequently-enacted provisions of the Code, final regulations or published rulings of the IRS, final judgment of a court of competent jurisdiction or the Company's independent auditors) to be greater than the amount previously paid by the Company to the Executive pursuant to Section 7.1 or 7.2, as applicable, then the Company shall pay the Executive an amount (which shall also be deemed a Gross-up Payment) equal to the product of:

              (a) the sum of (i) such additional Excise Taxes and (ii) any interest, fines, penalties, expenses or other costs incurred by the Executive as a result of having taken a position in accordance with a determination made pursuant to Section 7.1, multiplied by

              (b) the Gross-up Multiple.

         7.4 Gross-up Multiple. The Gross-up Multiple shall equal the quotient (greater than one (1.0)) of one (1.0) divided by one (1.0) minus the sum, expressed as a decimal fraction, of the rates of all federal, state, local and other income and other taxes and any Excise Taxes applicable to the Gross-up Payment; provided that, if such sum exceeds 0.75, it shall be deemed equal to
0.75 for purposes of this computation. (If different rates of tax are applicable to various portions of a Gross-up Payment, the weighted average of such rates shall be used.)

         7.5 Opinion of Counsel. "Executive Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Executive that there is a reasonable basis to support a conclusion that the Gross-up Payment determined by the Executive has been calculated in accord with this Article and applicable law. "Company Counsel Opinion" means a legal opinion of nationally recognized executive compensation counsel who is counsel to the Company that (a) there is a reasonable basis to support a conclusion that the Gross-up Payment set forth of the Certificate of Company's independent


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


auditors has been calculated in accord with this Article and applicable law, and
(b) there is no reasonable basis for the calculation of the Gross-up Payment determined by the Executive.

         7.6 Amount Increased or Contested. The Executive shall notify the Company in writing of any claim by the IRS or other taxing authority that, if successful, would require the payment by the Company of a Gross-up Payment. Such notice shall include the nature of such claim and the date on which such claim is due to be paid. The Executive shall give such notice as soon as practicable, but no later than 10 business days, after the Executive first obtains actual knowledge of such claim; provided, however, that any failure to give or delay in giving such notice shall affect the Company's obligations under this Article only if and to the extent that such failure results in actual prejudice to the Company. The Executive shall not pay such claim less than 30 days after the Executive gives such notice to the Company (or, if sooner, the date on which payment of such claim is due). If the Company notifies the Executive in writing before the expiration of such period that it desires to contest such claim, the Executive shall:

              (a) give the Company any information that it reasonably requests relating to such claim,

              (b) take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

              (c) cooperate with the Company in good faith to contest such claim, and

              (d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax (to the extent not previously paid by the Company to the Executive) or income tax, including related interest and penalties, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing, the Company shall control all proceedings in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner. The Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify the Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. The Company's control of the contest shall be limited to issues with respect to which a Gross-up Payment would be payable. The Executive

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


shall be entitled to settle or contest, as the case may be, any other issue raised by the IRS or other taxing authority.

         7.7 Refunds. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 7.6) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7.6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such determination before the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 7.6.

                                 ARTICLE VIII.
                              EXPENSES AND INTEREST

         8.1  Legal Fees and Other Expenses.

              (a) If the Executive incurs legal, accounting and other fees or other expenses in a good faith effort to obtain benefits under this Agreement (including, without limitation, the fees and other expenses of the Executive's legal counsel, any expert witness fees and expenses, and accounting and other fees and expenses, including legal and accounting fees and expenses in connection with the delivery of the Executive Counsel Opinion referred to in Article VII), regardless of whether the Executive ultimately prevails, the Company shall reimburse the Executive on a monthly basis upon the written request for such fees and expenses to the extent not previously reimbursed under the Company's officers and directors liability insurance policy, if any. Simultaneously with each such payment Company shall pay Executive an amount such that after payment of incremental United States federal, state and local income, excise and other taxes payable by Executive ("Taxes") with respect to such tax reimbursement, there remains a balance sufficient to pay the Taxes on the reimbursement of such fees and expenses. The existence of any controlling case or regulatory law which is directly inconsistent with the position taken by the Executive shall be evidence that the Executive did not act in good faith. Executive's payment of such fees and expenses shall be a conclusive determination with respect to the Company that such fees and expenses are reasonable.

              (b) Reimbursement of legal fees and expenses shall be made monthly upon the written submission of a request for reimbursement together with evidence that such fees and expenses are due and payable or were paid by the Executive. If the Company shall have reimbursed the Executive for legal fees and expenses and it is later determined that the Executive was not acting in good faith, all amounts paid on behalf of, or reimbursed to, the Executive shall be promptly refunded to the Company.

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


              (c) To secure its obligations under this Section 8.1 the Company shall procure and maintain in force during the Agreement Term and thereafter for one (1) year or if longer until the termination (by final judgment and after all rights of appeal have been exhausted or waived) of any litigation involving a good faith effort of an Executive to obtain benefits under this Agreement, a letter of credit and an escrow in favor of Executive (together with other executives similarly situated). The letter of credit shall be issued by a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), shall be in the aggregate amount of five hundred thousand dollars ($500,000) prior to July 1, 2001, and in the aggregate amount of two million dollars $2,000,000) on and after July 1, 2001, and shall be substantially in the form of that attached (with its attached Annexes and Exhibits) to this Agreement as Exhibit A. The escrow shall be maintained in the state of Illinois under an escrow agreement with a bank or trust company organized under the laws of the United States or Canada or a state or province thereof and having a combined capital and surplus of not less than one hundred million dollars ($100,000,000), and shall be substantially in the form of that attached (with its attached Exhibits) to this Agreement as Exhibit B.

         8.2 Interest. If the Company does not pay any amount due to the Executive under this Agreement within three days after such amount became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at a annual rate equal to two percent (2.0%) above the base commercial lending rate announced by the Company's principal revolving credit lender in effect from time to time during the period of such nonpayment; or, if the Company does not have a principal revolving credit lender, then at two percent (2.0%) above the prime rate of interest in effect from time to time during the period of such nonpayment, as reported from time to time in the Wall Street Journal; but in no case greater than the maximum rate of interest permitted by applicable law.


                                  ARTICLE IX.
                            NO SET-OFF OR MITIGATION

         9.1 No Set-off or Defenses by Company. The Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and shall not be subject to any set-off, counterclaim or legal or equitable defense. The exclusive method for the Company to avoid payments to the Executive under this Agreement, to the extent specified in this Agreement, is to terminate Executive's employment for Cause pursuant to Sections 4.3 and 5.2 of this Agreement. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against the Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by the Executive to enforce any rights against the Company under this Agreement.

         9.2 No Mitigation. The Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary,

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



compensation or other amounts which may be paid or payable to the Executive as the result of the Executive's employment by another employer.


                                   ARTICLE X.
                       CONFIDENTIALITY AND NONCOMPETITION

         10.1 Confidentiality. Executive acknowledges that it is the policy of the Company and its subsidiaries to maintain as secret and confidential all valuable and unique information and techniques acquired, developed or used by the Company and its Subsidiaries relating to their business, operations, employees and customers, which gives the Company and its subsidiaries a competitive advantage in the construction and engineering industry and other businesses in which the Company and its subsidiaries are engaged ("Confidential Information"). Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Subsidiaries, and that disclosure of Confidential Information would cause damage to the Company and its Subsidiaries. Executive agrees that, except as required by the duties of his employment with the Company and/or its Subsidiaries and except in connection with enforcing the Executive's rights under this Agreement or if compelled by a court or governmental agency, he will not, without the consent of the Company, disseminate or otherwise disclose any Confidential Information obtained during his employment with the Company and/or its Subsidiaries for so long as such information is valuable and unique.

         10.2 Noncompetition/Nonsolicitation.

              (a) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive will not at any time directly or indirectly, in any capacity, engage or participate in, or become employed by or render advisory or consulting or other services in connection with any Prohibited Business as defined in Section 10.2(d).

              (b) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not make any financial investment, whether in the form of equity or debt, or own any interest, directly or indirectly, in any Prohibited Business. Nothing in this Section 10.2(b) shall, however, restrict Executive from making any investment in any company whose stock is listed on a national securities exchange or actively traded in the over-the-counter market; provided that (1) such investment does not give Executive the right or ability to control or influence the policy decisions of any Prohibited Business, and (2) such investment does not create a conflict of interest between Executive's duties hereunder and Executive's interest in such investment.

              (c) Executive agrees that, during the period of his employment with the Company and/or its Subsidiaries and, if Executive's employment is terminated for any reason, thereafter for a period of one (1) year, Executive shall not (1) employ any employee of the Company and/or its Subsidiaries or (2) interfere with the Company's or any of its

         Subsidiaries' relationship with, or endeavor to entice away from the Company and/or its Subsidiaries any person, firm, corporation, or other business organization who or which at any time (whether before or after the date of Executive's termination of employment), was an employee, customer, vendor or supplier of, or maintained a business relationship with, any business of the Company and/or its Subsidiaries which was conducted at any time during the period commencing one year prior to the termination of employment.

              (d) For the purpose of this Section 10.2, "Prohibited Business" shall be defined as any construction and engineering business specializing in the engineering and design, materials procurement, fabrication, erection, repair and modification of steel tanks and other steel plate structures and associated systems and any branch, office or operation thereof, which is a direct and material competitor of the Company wherever the Company does business, including the Netherlands, the United States and any other country.

         10.3 Remedy. Executive and the Company specifically agree that, in the event that Executive shall breach his obligations under this Article X, the Company and its Subsidiaries will suffer irreparable injury and no adequate remedy for such breach, and shall be entitled to injunctive relief therefor, and in particular, without limiting the generality of the foregoing, the Company shall not be precluded from pursuing any and all remedies it may have at law or in equity for breach of such obligations; provided, however, that such breach shall not in any manner or degree whatsoever limit, reduce or otherwise affect the obligations of the Company under this Agreement, and in no event shall an asserted breach of the Executive's obligations under this Article X constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.


                                  ARTICLE XI.
                                 MISCELLANEOUS

         11.1 No Assignability. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

         11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement. Any successor to the business and/or assets of the Company which assumes and agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement.

         11.3 Payments to Beneficiary. If the Executive dies before receiving amounts to which the Executive is entitled under this Agreement, such amounts shall be paid as soon as administratively practicable in a lump sum to the beneficiary designated in writing by the Executive, or if none is so designated, to the Executive's estate.

         11.4 Non-alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

         11.5 Severability. If any one or more articles, sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

         11.6 Amendments. Except as provided in Section 2.2 hereof, this Agreement shall not be altered, amended or modified except by written instrument executed by the Company and Executive.

         11.7 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                             If to the Executive:

                             Mr. Robert H. Wolfe
                             732 Fairfield Court
                             Westmont, Illinois  60559

                             If to the Company (including any or all of CBICNV, CBIC or CBICD):

                             Chicago Bridge & Iron Company
                             1501 North Division Street
                             Plainfield, Illinois  60544
                             Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

         11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         11.9 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to its choice of law principles.

         11.10 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.

         11.11 Tax Withholding. The Company may withhold from any amounts payable under this Agreement any federal, state or local taxes that are required to be withheld pursuant to any applicable law or regulation.

         11.12 Joint and Several Obligations. The obligations of the Company under this Agreement are joint and several obligations of CBICNV, CBIC and CBICD; provided, however, that each of CBICNV, CBIC and CBICD may agree between themselves but without adversely affecting the rights of the Executive which of them shall provide any particular payment or benefit under this Agreement.

         11.13 No Waiver. The Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

         11.14 Prior Agreement. The Change of Control Severance Agreement dated March 4, 1999, between CBIC and the Executive is hereby terminated effective on the date of this Agreement.

         11.15 Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to its subject matter and supercedes any prior change of control severance agreement and any Change of Control severance benefit provisions in any prior employment agreement between the Company and the Executive.

         IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.



                                      EXECUTIVE


                                      /s/ Robert H. Wolfe
                                      ------------------------------------------
                                      Robert H. Wolfe






                                      CHICAGO BRIDGE & IRON COMPANY N.V.


                                      By:   /s/ Gerald M. Glenn
                                           -------------------------------------
                                      Title:    Managing Director
                                             -----------------------------------




                                      CHICAGO BRIDGE & IRON COMPANY


                                      By:   /s/ Robert B. Jordan
                                           -------------------------------------
                                      Title:
                                             -----------------------------------




                                      CHICAGO BRIDGE & IRON COMPANY (DELAWARE)


                                      By:   /s/ Timothy J. Wiggins
                                           -------------------------------------
                                      Title:
                                             -----------------------------------